Exhibit 10.1

CLASS A-1 NOTE PURCHASE AGREEMENT

(SERIES 2024-1 CLASS A-1 NOTES)

dated as of July 29, 2024

among

DRIVEN BRANDS FUNDING, LLC and

DRIVEN BRANDS CANADA FUNDING CORPORATION,

as Co-Issuers,

The entities listed on Schedule V,

each as a Guarantor,

DRIVEN BRANDS, INC.,

as U.S. Manager,

DRIVEN BRANDS CANADA SHARED SERVICES INC.,

as Canadian Manager,

CERTAIN CONDUIT INVESTORS,

each as a Conduit Investor,

CERTAIN FINANCIAL INSTITUTIONS,

each as a Committed Note Purchaser,

CERTAIN FUNDING AGENTS,

BARCLAYS BANK PLC, NEW YORK BRANCH

as L/C Provider,

BARCLAYS BANK PLC,

as Swingline Lender,

and

BARCLAYS BANK PLC,

as Administrative Agent

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SCHEDULES AND EXHIBITS

SCHEDULE I	Investor Groups and Commitments
SCHEDULE II	Notice Addresses for Lender Parties and Agents
SCHEDULE III	Additional Closing Conditions
SCHEDULE IV	Letters of Credit
SCHEDULE V	Guarantors

EXHIBIT A-1	Form of Advance Request
EXHIBIT A-2	Form of Swingline Loan Request
EXHIBIT B	Form of Assignment and Assumption Agreement
EXHIBIT C	Form of Investor Group Supplement
EXHIBIT D	Form of Purchaser’s Letter

ii

CLASS A-1 NOTE PURCHASE AGREEMENT

THIS CLASS A-1 NOTE PURCHASE AGREEMENT, dated as of July 29, 2024 (as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), is made by and among:

(a) DRIVEN BRANDS FUNDING, LLC, a Delaware limited liability company (the “Issuer”), and DRIVEN BRANDS CANADA FUNDING CORPORATION, a Canadian corporation (the “Canadian Co-Issuer” and, together with the Issuer, each, a “Co-Issuer,” and, collectively, the “Co-Issuers”),

(b) Each of the entities listed on Schedule V as “U.S. Guarantors” and each of the entities listed on Schedule V as “Canadian Guarantors” (each, a “Guarantor” and, collectively, the “Guarantors”),

(c) DRIVEN BRANDS, INC., a Delaware corporation, as the U.S. Manager (the “U.S. Manager”), and DRIVEN BRANDS CANADA SHARED SERVICES INC., a Canadian corporation, as the Canadian Manager (the “Canadian Manager” and, together with the U.S. Manager, each, a “Manager,” and, collectively, the “Managers”),

(d) the several commercial paper conduits listed on Schedule I as Conduit Investors and their respective permitted successors and assigns (each, a “Conduit Investor” and, collectively, the “Conduit Investors”),

(e) the several financial institutions listed on Schedule I as Committed Note Purchasers and their respective permitted successors and assigns (each, a “Committed Note Purchaser” and, collectively, the “Committed Note Purchasers”),

(f) for each Investor Group, the financial institution entitled to act on behalf of the Investor Group set forth opposite the name of such Investor Group on Schedule I as Funding Agent and its permitted successors and assigns (each, the “Funding Agent” with respect to such Investor Group and, collectively, the “Funding Agents”),

(g) BARCLAYS BANK PLC, NEW YORK BRANCH, as L/C Provider,

(h) BARCLAYS BANK PLC, as Swingline Lender, and

(i) BARCLAYS BANK PLC, in its capacity as administrative agent for the Conduit Investors, the Committed Note Purchasers, the Funding Agents, the L/C Provider and the Swingline Lender (together with its permitted successors and assigns in such capacity, the “Administrative Agent” or the “Series 2024-1 Class A-1 Administrative Agent”).

BACKGROUND

1. Contemporaneously with the execution and delivery of this Agreement, the Co-Issuers and Citibank, N.A., as Trustee and Series 2024-1 Securities Intermediary, entered into the Series 2024-1 Supplement, of even date herewith (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Series 2024-1 Supplement”), to the Amended and Restated Base Indenture, dated as of April 24, 2018 (as amended by the Amendment No. 1 thereto, dated as of March 19, 2019, the Amendment No. 2 thereto, dated as of June 15, 2019, the Amendment No. 3 thereto, dated as of September 17, 2019, the Amendment No. 4 thereto, dated as of July 6, 2020, Amendment No. 5 thereto, dated as of December 14, 2020, Amendment No. 6 thereto, dated as of March 30, 2021, Amendment No. 7 thereto, dated as of March 30, 2021, Amendment No. 8 thereto, dated as of September 29, 2021, Amendment No. 9 thereto, dated as of October 5, 2022, Amendment No. 10 thereto, dated as of July 3, 2024, Amendment No. 11 thereto, dated as of July 29, 2024, and as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Base Indenture” and, together with the Series 2024-1 Supplement and any other Series Supplement to the Base Indenture, each as amended from time to time, the “Indenture”), by and among the Co-Issuers, the Trustee and the Securities Intermediary, pursuant to which the Co-Issuers will issue the Series 2024-1 Class A-1 Notes (as defined in the Series 2024-1 Supplement), which may be issued in the form of Uncertificated Notes (as defined in the Base Indenture), in accordance with the Indenture.

2. The Co-Issuers wish to (a) issue the Series 2024-1 Class A-1 Advance Notes to each Funding Agent on behalf of the Investors in the related Investor Group, and obtain the agreement of the applicable Investors to make loans from time to time (each, an “Advance” or a “Series 2024-1 Class A-1 Advance” and, collectively, the “Advances” or the “Series 2024-1 Class A-1 Advances”) that will constitute the purchase of Series 2024-1 Class A-1 Outstanding Principal Amounts on the terms and conditions set forth in this Agreement; (b) issue the Series 2024-1 Class A-1 Swingline Note to the Swingline Lender and obtain the agreement of the Swingline Lender to make Swingline Loans on the terms and conditions set forth in this Agreement; and (c) issue the Series 2024-1 Class A-1 L/C Note to the L/C Provider and obtain the agreement of the L/C Provider to provide Letters of Credit on the terms and conditions set forth in this Agreement. The Series 2024-1 Class A-1 Advance Notes, the Series 2024-1 Class A-1 Swingline Note and the Series 2024-1 Class A-1 L/C Note constitute Series 2024-1 Class A-1 Notes. The Managers have joined in this Agreement to confirm certain representations, warranties and covenants made by them in favor of the Trustee and the Noteholders in the Transaction Documents for the benefit of each Lender Party.

ARTICLE I

DEFINITIONS

SECTION 1.01 Definitions. As used in this Agreement and unless the context requires a different meaning, capitalized terms used but not defined herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Series 2024-1 Supplemental Definitions List attached to the Series 2024-1 Supplement as Annex A or set forth or incorporated by reference in the Base Indenture Definitions List attached to the Base Indenture as Annex A, as applicable. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of this Agreement.

SECTION 1.02 Benchmark Calculations. The Administrative Agent and each Funding Agent do not warrant or accept any responsibility for, and shall not have any liability with respect to, the continuation of, administration of, submission of, calculation of, or any other matter related to “Base Rate”, “SOFR”, “Term SOFR” or the “Term SOFR Reference Rate”, any component definition thereof or rates referenced in the definition thereof or any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any then-current Benchmark or any Benchmark Replacement, (ii) any alternative, successor or replacement rate implemented pursuant to Section 3.04, whether upon the occurrence of a Benchmark Transition Event and (iii) the effect, implementation or composition of any Conforming Changes, including without limitation, (A) whether the composition or characteristics of any such alternative, successor or replacement reference rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as Base Rate, the existing Benchmark or any subsequent Replacement Benchmark prior to its discontinuance or unavailability (including Term SOFR, the Term SOFR Reference Rate or any other Benchmark), and (B) the impact or effect of such alternative, successor or replacement reference rate or Conforming Changes on any other financial products or agreements in effect or offered by or to the Co-Issuers, any Guarantor or Investor or any of their respective Affiliates). The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Base Rate or any Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Co-Issuers, the Managers, any Investor,

Funding Agents, Program Support Providers or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of Base Rate or any Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) and any relevant adjustments thereto, in each case, in a manner adverse to the Co-Issuers.

Notwithstanding anything in this Agreement or any other Transaction Document to the contrary, the Administrative Agent (in any capacity under any Transaction Document) shall have no (i) responsibility or liability for determining, confirming or verifying the “Base Rate”, “SOFR”, “Term SOFR” or the “Term SOFR Reference Rate”, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto, (ii) responsibility or liability for designating or selecting a Benchmark Replacement or other alternate or replacement reference rate (or any component or modifier related thereto) as a successor or replacement benchmark interest rate (including whether any such rate meets any requirements specified in any Transaction Document or whether the conditions to the designation of such rate or the adoption of such rate or any amendments related thereto have been satisfied) and shall be entitled to rely upon any designation of such a rate (or any component or modifier related thereto) by any other Person designated in an applicable Transaction Document to determine such rate, (iii) responsibility for determining whether any event or date has occurred that would require or allow for the selection of a Benchmark Replacement or any other successor or replacement benchmark interest rate, (iv) obligation to determine or select any methodology or conventions for calculation of any Benchmark or Benchmark Replacement (which, for example, may include operational, administrative or technical parameters for compounding such rate), (v) liability for any failure or delay in performing its duties (if any) under any Transaction Document as a result of the unavailability of the Benchmark, a Benchmark Replacement or any other benchmark interest rate and (vi) liability for any failure or delay in performing its duties under this Agreement or other Transaction Document as a result of the unavailability of the Benchmark or any other reference rate described herein, including as a result of any inability, delay, error or inaccuracy on the part of any Person in providing reasonable prior written notice of the selection of any successor or replacement benchmark interest rate or any direction, instruction, notice or information required or contemplated by the terms of any Transaction Document and reasonably required for the performance of such duties. Notwithstanding anything in this Agreement or any other Transaction Document to the contrary, no Conforming Changes or other amendments to this Agreement shall be effective without the prior written consent of the Administrative Agent to the extent such amendments or Conforming Changes imposes any such obligation, responsibility or liability on the Administrative Agent (in any capacity under any Transaction Document).

ARTICLE II

PURCHASE AND SALE OF SERIES 2024-1 CLASS A-1 NOTES

SECTION 2.01 The Advance Notes. On the terms and conditions set forth in the Indenture and this Agreement, and in reliance on the covenants, representations and agreements set forth herein and therein, the Co-Issuers shall issue and shall request the Trustee to authenticate (in the case of the Series 2024-1 Class A-1 Advance Notes in the form of Definitive Notes) or register as described in Section 4.1(f) of the Series 2024-1 Supplement (in the case of Uncertificated Notes) an aggregate of $400,000,000 of Series 2024-1 Class A-1 Advance Notes, which (in the case of the Series 2024-1 Class A-1 Advance Notes in the form of Definitive Notes) the Co-Issuers shall deliver to each Funding Agent on behalf of the Investors in the related Investor Group on the Series 2024-1 Closing Date. Such Series 2024-1 Class A-1 Advance Note for each Investor Group shall be dated as of the Series 2024-1 Closing Date (if in the form of Definitive Notes), shall be registered in the name of the related Funding Agent or its nominee, as agent for the related Investors, or in such other name or nominee as such Funding Agent may request, shall have a maximum principal amount equal to the Maximum Investor Group Principal Amount for such Investor Group, shall have an initial outstanding principal amount equal to $0, and (other than any Uncertificated Note) shall be duly authenticated in accordance with the provisions of the Indenture.

SECTION 2.02 Advances.

(a) Subject to the terms and conditions of this Agreement and the Indenture, each Eligible Conduit Investor, if any, may, in its sole discretion, and, if such Eligible Conduit Investor determines that it will not make (or it does not in fact make) an Advance or any portion of an Advance, its related Committed Note Purchaser(s) shall or, if there is no Eligible Conduit Investor with respect to any Investor Group, the Committed Note Purchaser(s) with respect to such Investor Group shall, upon request of either Co-Issuer delivered in accordance with the provisions of Section 2.03 and the satisfaction of all conditions precedent thereto (or under the circumstances set forth in Section 2.05, 2.06 or 2.08), make Advances from time to time during the Commitment Term; provided that such Advances shall be made ratably by each Investor Group based on their respective Commitment Percentages (subject to the provisos in this Section 2.02) and the portion of any such Advance made by any Committed Note Purchaser in such Investor Group shall be its Committed Note Purchaser Percentage of the Advances to be made by such Investor Group (or the portion thereof not being made by any Eligible Conduit Investor in such Investor Group); provided, further, that if L/C Obligations or Swingline Loans are outstanding as of any date on which Advances will be made pursuant to this Section 2.02(a) and such amounts are not being repaid with the proceeds of such Advances pursuant to Section 2.03, such Advances (or applicable portions thereof) shall be made ratably by each Investor Group that does not include the L/C Provider and/or the Swingline Lender (or, if each Investor Group includes the L/C Provider and/or the Swingline Lender, ratably among such Investor Groups) based on the respective Maximum Investor Group Principal Amount of such relevant Investor Groups, and among the Committed Note Purchasers within each such Investor Group based on their respective Committed Note Purchaser Percentages until the Series 2024-1 Class A-1 Outstanding Principal Amount attributable to each Investor Group, including the Series 2024-1 Class A-1 Outstanding Subfacility Amount attributable to the Investor Group that includes the L/C Provider or the Swingline Lender, is held ratably based on their respective Commitment Percentages and thereafter any remaining portion of such Advance and any further Advances will continue to be made ratably by each Investor Group based on their respective Commitment Percentages and among the Committed Note Purchasers within each such Investor Group based on their respective Committed Note Purchaser Percentages; provided, further, that if, as a result of any Committed Note Purchaser (a “Non-Funding Committed Note Purchaser”) failing to make any previous Advance that such Non-Funding Committed Note Purchaser was required to make, outstanding Advances are not held ratably by each Investor Group based on their respective Commitment Percentages and among the Committed Note Purchasers within each Investor Group based on their respective Committed Note Purchaser Percentages at the time a request for Advances is made, (x) such Non-Funding Committed Note Purchaser shall make all of such Advances until outstanding Advances are held ratably by each Investor Group based on their respective Commitment Percentages and among the Committed Note Purchasers within each Investor Group based on their respective Committed Note Purchaser Percentages and (y) further Advances shall be made ratably by each Investor Group based on their respective Commitment Percentages and the portion of any such Advance made by any Committed Note Purchaser in such Investor Group shall be its Committed Note Purchaser Percentage of the Advances to be made by such Investor Group (or the portion thereof not being made by any Conduit Investor in such Investor Group); provided, further, that the failure of a Non-Funding Committed Note Purchaser to make Advances pursuant to the immediately preceding proviso shall not, subject to the immediately following proviso, relieve any other Committed Note Purchaser of its obligation hereunder, if any, to make Advances in accordance with Section 2.03(b)(i); provided, further, that no Advance shall be required or permitted to be made by any Investor on any date to the extent that, after giving effect to such Advance, (i) the related Investor Group Principal Amount would exceed the related Maximum Investor Group Principal Amount (subject to Section 2.03(b)(ii)) or (ii) the Series 2024-1 Class A-1 Outstanding Principal Amount would exceed the Series 2024-1 Class A-1 Notes Maximum Principal Amount.

(b) Notwithstanding anything herein or in any other Transaction Document to the contrary, at no time will a Conduit Investor be obligated to make Advances hereunder. If at any time any Conduit Investor is not an Eligible Conduit Investor, such Conduit Investor shall promptly notify the Administrative Agent (who shall promptly notify the related Funding Agent and the Co-Issuers) thereof.

(c) Each of the Advances to be made on any date shall be made as part of a single borrowing (each such single borrowing being a “Borrowing”). The Advances made as part of the initial Borrowing after the Series 2024-1 Closing Date, if any, will be evidenced by the Series 2024-1 Class A-1 Advance Notes issued in connection herewith and will constitute purchases of Series 2024-1 Class A-1 Initial Advance Principal Amounts corresponding to the amount of such Advances. All of the other Advances will constitute Increases evidenced by the Series 2024-1 Class A-1 Advance Notes issued in connection herewith and will constitute purchases of Series 2024-1 Class A-1 Outstanding Principal Amounts corresponding to the amount of such Advances.

(d) Section 2.2(b) of the Series 2024-1 Supplement specifies the procedures to be followed in connection with any Voluntary Decrease of the Series 2024-1 Class A-1 Outstanding Principal Amount. Each such Voluntary Decrease in respect of any Advances shall be either (i) in an aggregate minimum principal amount of $200,000 and integral multiples of $100,000 in excess thereof or (ii) such other amount necessary to reduce the Series 2024-1 Class A-1 Outstanding Principal Amount to zero.

(e) Subject to the terms of this Agreement and the Series 2024-1 Supplement, the aggregate principal amount of the Advances evidenced by the Series 2024-1 Class A-1 Advance Notes may be increased by Borrowings or decreased by Voluntary Decreases and such other amounts that are paid on the Series 2024-1 Class A-1 Notes pursuant to the Priority of Payments, in each case, from time to time.

(f) At any time that the aggregate Series 2024-1 Class A-1 Outstanding Principal Amount attributable to each Investor Group is not held pro rata based on its respective Commitment Percentage (as a result of the issuance of any Letter of Credit or otherwise), the Investor Groups (and the Investors within each such Investor Group) may, in their sole discretion, agree amongst themselves to reallocate any outstanding Advances to ensure that the aggregate Series 2024-1 Class A-1 Outstanding Principal Amount attributable to each Investor Group is pro rata based on its respective Commitment Percentage; provided that the Co-Issuers shall not be liable for any Series 2024-1 Class A-1 Breakage Amounts resulting solely from any such reallocations.

(g) The Administrative Agent shall provide the Co-Issuers, the Managers and the Trustee timely notice of non-ratable allocations pursuant to Section 2.02(a) and of any reallocations of Advances pursuant to Section 2.02(f) (which notice requirements may be satisfied through the delivery of the monthly invoice and Letter of Credit report delivered by the Administrative Agent from time to time); provided, that the failure to provide such notice shall not limit or otherwise affect the obligations of the Co-Issuers under this Agreement or the Indenture with respect thereto. The Co-Issuers and the Managers shall not be responsible for any failure to reflect such allocations or reallocations in any Weekly Manager’s Certificate or Quarterly Noteholders’ Report, or for any payments inconsistent with such allocations or reallocations, until such notice is provided as set forth in this clause (g), including in connection with any Mandatory Decrease, Voluntary Decrease or prepayment of any other tranche, Class or Series of Notes under the Indenture.

(h) It is agreed that any Series 2024-1 Class A-1 Breakage Amounts shall occur with respect to the applicable Advance or Swingline Loan closest to maturity.

SECTION 2.03 Borrowing Procedures.

(a) Whenever a Co-Issuer wishes to make a Borrowing, such Co-Issuer shall (or shall cause the applicable Manager on its behalf to) notify the Administrative Agent (who shall promptly, and in any event by 4:00 p.m. (New York City time) on the same Business Day as its receipt of the same, notify each Funding Agent of its pro rata share thereof (or other required share, as required pursuant to Section 2.02(a)) and notify the Trustee, the Control Party, the Swingline Lender and the L/C Provider in writing of such Borrowing) by written notice in the form of an Advance Request delivered to the Administrative Agent no later than 12:00 p.m. (New York City time) two Business Days (or, in the case of any SOFR Advances for purposes of Section 3.01(b), two (2) U.S. Government Securities Business Days) prior to the date of such Borrowing (unless a shorter period is agreed upon by the Administrative Agent and the L/C Provider, the L/C Issuing Bank, the Swingline Lender or the Funding Agents, as applicable), which date of Borrowing shall be a Business Day during the Commitment Term. Each such notice shall be irrevocable and shall in each case refer to this Agreement and specify (i) the Co-Issuer making such Borrowing, (ii) the Borrowing date, (iii) the aggregate amount of the requested Borrowing to be made on such date, (iv) at the election of the Co-Issuer making such Borrowing, the amount of outstanding Swingline Loans and Unreimbursed L/C Drawings (if applicable) to be repaid with the proceeds of such Borrowing on the Borrowing date, which amount shall constitute all outstanding Swingline Loans and/or Unreimbursed L/C Drawings outstanding on the date of such notice that are not prepaid with other funds of the Co-Issuers available for such purpose, and (v) sufficient instructions for application of the balance, if any, of the proceeds of such Borrowing on the Borrowing date (which proceeds shall be made available to the Co-Issuer making such Borrowing). Requests for any (x) Base Rate Advance may not be made in an aggregate principal amount of less than $250,000 or in an aggregate principal amount that is not an integral multiple of $50,000 in excess thereof (or in each case such other amount as agreed to by the Administrative Agent) and (y) SOFR Advance may not be made in an aggregate principal amount of less than $500,000 or in an aggregate principal amount that is not an integral multiple of $50,000 in excess thereof (or in each case such other amount as agreed to by the Administrative Agent), in each case except as otherwise provided herein with respect to Borrowings for the purpose of repaying then-outstanding Swingline Loans or Unreimbursed L/C Drawings. Subject to the provisos to Section 2.02(a), each Borrowing shall be ratably allocated among the Investor Groups’ respective Maximum Investor Group Principal Amounts. Each Funding Agent shall promptly advise its related Conduit Investor, if any, of any notice given pursuant to this Section 2.03(a) and shall promptly thereafter (but in no event later than 10:00 a.m. (New York City time) on the date of Borrowing) notify the Administrative Agent, the Co-Issuers and the related Committed Note Purchaser(s) whether such Conduit Investor has determined to make all or any portion of the Advances in such Borrowing that are to be made by its Investor Group. On the date of each Borrowing and subject to the other conditions set forth herein and in the Series 2024-1 Supplement (and, if requested by the Administrative Agent, confirmation from the Swingline Lender and the L/C Provider, as applicable, as to (x) the amount of outstanding Swingline Loans and Unreimbursed L/C Drawings to be repaid with the proceeds of such Borrowing on the Borrowing date, (y) the Undrawn L/C Face Amount of all Letters of Credit then outstanding and (z) the principal amount of any other Swingline Loans or Unreimbursed L/C Drawings then outstanding), the applicable Investors in each Investor Group shall make available to the Administrative Agent the amount of the Advances in such Borrowing that are to be made by such Investor Group by wire transfer in U.S. Dollars of such amount in same day funds no later than 11:00 a.m. (New York City time) (or such later time as the Administrative Agent may agree to in its sole discretion on the date of any Borrowing) on the date of such Borrowing, and upon receipt thereof the Administrative Agent shall make such proceeds available by 3:00 p.m. (New York City time), first, if applicable, and at the election of the Co-Issuer making such Borrowing, to the Swingline Lender and the L/C Provider for application to repayment of the amount of outstanding Swingline Loans and Unreimbursed L/C Drawings as set forth in the applicable Advance Request, ratably in proportion to such respective amounts, and/or, second, to the Co-Issuer making such Borrowing, as instructed in the applicable Advance Request.

(b) (i) The failure of any Committed Note Purchaser to make the Advance to be made by it as part of any Borrowing shall not relieve any other Committed Note Purchaser (whether or not in the same Investor Group) of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Committed Note Purchaser shall be responsible for the failure of any other Committed Note Purchaser to make the Advance to be made by such other Committed Note Purchaser on the date of any Borrowing and (ii) in the event that one or more Committed Note Purchasers fails to make its Advance by 11:00 a.m. (New York City time) (or such later time as the Administrative Agent may agree to in its sole discretion on the date of any Borrowing) on the date of such Borrowing, the Administrative Agent shall notify each of the other Committed Note Purchasers not later than 1:00 p.m. (New York City time) on such date, and each of the other Committed Note Purchasers may (but shall not be obligated to) make available to the Administrative Agent a supplemental Advance in a principal amount (such amount, the “reference amount”) equal to the lesser of (a) the aggregate principal Advance that was unfunded multiplied by a fraction, the numerator of which is the Commitment Amount of such Committed Note Purchaser and the denominator of which is the aggregate Commitment Amounts of all Committed Note Purchasers (less the aggregate Commitment Amount of the Committed Note Purchasers failing to make Advances on such date) and (b) the excess of (i) such Committed Note Purchaser’s Commitment Amount over (ii) the product of such Committed Note Purchaser’s related Investor Group Principal Amount multiplied by such Committed Note Purchaser’s Committed Note Purchaser Percentage (after giving effect to all prior Advances on such date of Borrowing) (provided that a Committed Note Purchaser may (but shall not be obligated to), on terms and conditions to be agreed upon by such Committed Note Purchaser and the applicable Co-Issuer, make available to the Administrative Agent a supplemental Advance in a principal amount in excess of the reference amount; provided, however, that no such supplemental Advance shall be permitted to be made to the extent that, after giving effect to such Advance, the Series 2024-1 Class A-1 Outstanding Principal Amount would exceed the Series 2024-1 Class A-1 Notes Maximum Principal Amount). Such supplemental Advances shall be made by wire transfer in U.S. Dollars in same day funds no later than 3:00 p.m. (New York City time) one (1) Business Day following the date of such Borrowing, and upon receipt thereof the Administrative Agent shall immediately make such proceeds available, first, if applicable and at the election of the Co-Issuer making such Borrowing, to the Swingline Lender and/or the L/C Provider for application to repayment of the amount of outstanding Swingline Loans and Unreimbursed L/C Drawings as set forth in the applicable Advance Request, ratably in proportion to such respective amounts, and, second, to the Co-Issuer making such Borrowing, as instructed in the applicable Advance Request. If any Committed Note Purchaser which shall have so failed to fund its Advance shall subsequently pay such amount, the Administrative Agent shall apply such amount pro rata to repay any supplemental Advances made by the other Committed Note Purchasers pursuant to this Section 2.03(b).

(c) Unless the Administrative Agent shall have received notice from a Funding Agent prior to the date of any Borrowing that an applicable Investor in the related Investor Group will not make available to the Administrative Agent such Investor’s share of the Advances to be made by such Investor Group as part of such Borrowing, the Administrative Agent may (but shall not be obligated to) assume that such Investor has made such share available to the Administrative Agent on the date of such Borrowing in accordance with Section 2.02(a) and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Swingline Lender, the L/C Provider and/or the applicable Co-Issuer, as applicable, on such date a corresponding amount, and shall, if such corresponding amount has not been made available by the Administrative Agent, make available to the Swingline Lender, the L/C Provider and/or the applicable Co-Issuer, as applicable, on such date a corresponding amount once such Investor has made such portion available to the Administrative Agent. If and to the extent that any Investor shall not have so made such amount available to the Administrative Agent, such Investor and the Co-Issuers jointly and severally agree to repay (without duplication) to the Administrative Agent on the next Weekly Allocation Date such corresponding amount (in the case of the Co-Issuers, in accordance with the Priority of Payments), together with interest thereon, for each day from the date such amount is made available to the applicable Co-Issuer until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Co-Issuers, the interest rate applicable at the time to the Advances comprising such Borrowing and (ii) in the case of such Investor, the Federal Funds Rate and without deduction by such Investor for any withholding taxes. If such Investor shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Investor’s Advance as part of such Borrowing for purposes of this Agreement.

SECTION 2.04 The Series 2024-1 Class A-1 Notes. On each date an Advance or Swingline Loan is made or a Letter of Credit is issued hereunder, and on each date the outstanding amount thereof is reduced, a duly authorized officer, employee or agent of the related Series 2024-1 Class A-1 Noteholder shall make appropriate notations in its books and records of the amount, evidenced by the related Series 2024-1 Class A-1 Advance Note, Series 2024-1 Class A-1 Swingline Note or Series 2024-1 Class A-1 L/C Note, of such Advance, Swingline Loan or Letter of Credit, as applicable, and the amount of such reduction, as applicable. The Co-Issuers hereby authorize each duly authorized officer, employee and agent of such Series 2024-1 Class A-1 Noteholder to make such notations on the books and records as aforesaid and every such notation made in accordance with the foregoing authority shall be prima facie evidence of the accuracy of the information so recorded; provided, however, that in the event of a discrepancy between the books and records of such Series 2024-1 Class A-1 Noteholder and the records maintained by the Trustee pursuant to the Indenture, (x) such discrepancy shall be resolved by such Series 2024-1 Class A-1 Noteholder, the Control Party and the Trustee, in consultation with the Co-Issuers (provided that such consultation with the Co-Issuers will not in any way limit or delay such Series 2024-1 Class A-1 Noteholders’, the Control Party’s and the Trustee’s ability to resolve such discrepancy), and such resolution shall control in the absence of manifest error and the Series 2024-1 Class A-1 Notes Register shall be corrected as appropriate and (y) until any such discrepancy is resolved pursuant to clause (x), the Series 2024-1 Class A-1 Notes Register shall control; provided, further, that the failure of any such notation to be made, or any finding that a notation is incorrect, in any such records shall not limit or otherwise affect the obligations of the Co-Issuers under this Agreement or the Indenture.

SECTION 2.05 Reduction in Commitments.

(a) The Co-Issuers may, upon at least three (3) Business Days’ notice to the Administrative Agent (who shall promptly notify the Trustee, the Control Party, each Funding Agent and each Investor), effect a permanent reduction in the Series 2024-1 Class A-1 Notes Maximum Principal Amount and a corresponding reduction in each Commitment Amount and Maximum Investor Group Principal Amount on a pro rata basis; provided that (i) any such reduction will be limited to the undrawn portion of the Commitments, although any such reduction may be combined with a Voluntary Decrease effected pursuant to and in accordance with Section 2.2(b) of the Series 2024-1 Supplement, (ii) any such reduction must be in a minimum amount of $1,000,000, unless the Series 2024-1 Class A-1 Notes Maximum Principal Amount is reduced to zero, (iii) after giving effect to such reduction, the Series 2024-1 Class A-1 Notes Maximum Principal Amount equals or exceeds $5,000,000, unless reduced to zero, and (iv) no such reduction shall be permitted if, after giving effect thereto, (x) the aggregate Commitment Amounts would be less than the Series 2024-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts with respect to which cash collateral is held by the L/C Provider pursuant to Section 4.03(b)) or (y) the aggregate Commitment Amounts would be less than the sum of the Swingline Commitment and the L/C Commitment. Any reduction made pursuant to this Section 2.05(a) shall be made ratably among the Investor Groups on the basis of their respective Maximum Investor Group Principal Amounts.

(b) If any of the following events shall occur, then the Commitment Amounts shall be automatically and permanently reduced on the dates and in the amounts set forth below with respect to the applicable event and the other consequences set forth below with respect to the applicable event shall ensue (and the Co-Issuers shall give the Trustee, the Control Party, each Funding Agent and the Administrative Agent prompt written notice thereof):

(i) if the Outstanding Principal Amount of the Series 2024-1 Class A-1 Notes has not been paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) by the Business Day immediately preceding the Series 2024-1 Class A-1 Notes Renewal Date, (A) on such Business Day, (x) the principal amount of all then-outstanding Swingline Loans and Unreimbursed L/C Drawings shall be repaid in full with proceeds of Advances made on such date (and the applicable Co-Issuer shall be deemed to have delivered such Advance Requests under Section 2.03 as may be necessary to cause such Advances to be made), and (y) the Swingline Commitment and the L/C Commitment shall both be automatically and permanently reduced to zero and (B) (x) all undrawn portions of the Commitments shall automatically and permanently terminate and the corresponding portions of the Series 2024-1 Class A-1 Notes Maximum Principal Amount and the Maximum Investor Group Principal Amounts shall be automatically and permanently reduced by a corresponding amount (with respect to the Maximum Investor Group Principal Amounts, on a pro rata basis) and (y) each payment of principal on the Series 2024-1 Class A-1 Outstanding Principal Amount occurring on or following such Business Day shall result automatically and permanently in a dollar-for-dollar reduction of the Series 2024-1 Class A-1 Notes Maximum Principal Amount and a corresponding reduction in each Maximum Investor Group Principal Amount on a pro rata basis;

(ii) if a Rapid Amortization Event occurs and is continuing (other than a Rapid Amortization Event triggered by an Event of Default that has occurred and is continuing and as a result of which the payment of the Series 2024-1 Class A-1 Notes is accelerated pursuant to the terms of the Base Indenture) (and shall not have been waived, or, in the case of clause (d) of the definition thereof, cured pursuant to Section 3.6(b) of the Series 2024-1 Supplement or any similar provision in any other applicable Series Supplement) prior to the Series 2024-1 Class A-1 Notes Renewal Date, then (A) on the date such Rapid Amortization Event occurs, all undrawn portions of the Commitments shall automatically and permanently terminate, which termination shall be deemed to have occurred immediately following the making of Advances pursuant to clause (B) below, and the corresponding portions of the Series 2024-1 Class A-1 Notes Maximum Principal Amount and the Maximum Investor Group Principal Amounts shall be automatically and permanently reduced by a corresponding amount (with respect to the Maximum Investor Group Principal Amounts, on a pro rata basis), (B) no later than the second Business Day after the occurrence of such Rapid Amortization Event, the principal amount of all then-outstanding Swingline Loans and Unreimbursed L/C Drawings shall be repaid in full with proceeds of Advances (and the applicable Co-Issuer shall be deemed to have delivered such Advance Requests under Section 2.03 as may be necessary to cause such Advances to be made) and the Swingline Commitment shall be automatically reduced to zero and the L/C Commitment shall be automatically reduced by the unused portion thereof and such amount of Unreimbursed L/C Drawings repaid by such Advances; and (C) each payment of principal (which, for the avoidance of doubt, shall include cash collateralization of Undrawn L/C Face Amounts pursuant to Sections 4.02, 4.03(a), 4.03(b) and 9.18(c)(ii)) on the Series 2024-1 Class A-1 Outstanding Principal Amount occurring on or after the date of such Rapid Amortization Event (excluding the repayment of any outstanding Swingline Loans and Unreimbursed L/C Drawings with proceeds of Advances pursuant to clause (B) above) shall result automatically and permanently in a dollar-for-dollar reduction of the Series 2024-1 Class A-1 Notes Maximum Principal Amount and a corresponding reduction in each Maximum Investor Group Principal Amount on a pro rata basis; provided that, in each case, if any Rapid Amortization Event occurring solely under (1) clause (a) of the definition thereof shall cease to be in effect as a result of being waived in accordance with the Base Indenture or (2) clause (d) of the definition thereof shall cease to be in effect as a result of being cured in accordance with the terms of Section 3.6(b) of the Series 2024-1 Supplement or any similar provision in any other applicable Series Supplement with respect to each Series of Notes at issue, then in either such case the Commitments, Swingline Commitment, L/C Commitment, Series 2024-1 Class A-1 Notes Maximum Principal Amount and the Maximum Investor Group Principal Amounts shall be restored to the amounts in effect immediately prior to the occurrence of such Rapid Amortization Event;

(iii) [Intentionally omitted];

(iv) if payments in connection with Indemnification Amounts, Release Prices, Asset Disposition Proceeds or Insurance/Condemnation Proceeds are allocated to and deposited in the Series 2024-1 Class A-1 Distribution Account in accordance with Section 3.6(j) of the Series 2024-1 Supplement at a time when either (i) no Senior Notes other than Series 2024-1 Class A-1 Notes are Outstanding or (ii) if the Outstanding Principal Amount of the Series 2024-1 Class A-1 Notes has not been paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) by the Series 2024-1 Class A-1 Notes Renewal Date and such event is continuing, then (x) the aggregate Commitment Amount shall be automatically and permanently reduced on the date of such deposit by an amount (the “Series 2024-1 Class A-1 Allocated Payment Reduction Amount”) equal to the amount of such deposit, and each Committed Note Purchaser’s Commitment Amount shall be reduced on a pro rata basis of such Series 2024-1 Class A-1 Allocated Payment Reduction Amount based on each Committed Note Purchaser’s

Commitment Amount, (y) the corresponding portions of the Series 2024-1 Class A-1 Notes Maximum Principal Amount and the Maximum Investor Group Principal Amounts shall be automatically and permanently reduced on a pro rata basis based on each Investor Group’s Maximum Investor Group Principal Amount by a corresponding amount on such date (and, if after giving effect to such reduction the aggregate Commitment Amounts would be less than the sum of the Swingline Commitment and the L/C Commitment, then the aggregate amount of the Swingline Commitment and the L/C Commitment shall be reduced by the amount of such difference, with such reduction to be allocated between them in accordance with the written instructions of the Co-Issuers delivered prior to such date; provided that after giving effect thereto the aggregate amount of the Swingline Loans and the L/C Obligations do not exceed the Swingline Commitment and the L/C Commitment, respectively, as so reduced; provided, further, that in the absence of such instructions, such reduction shall be allocated first to the Swingline Commitment and then to the L/C Commitment) and (z) the Series 2024-1 Class A-1 Outstanding Principal Amount shall be repaid or prepaid (which, for the avoidance of doubt, shall include cash collateralization of Undrawn L/C Face Amounts pursuant to Sections 4.02, 4.03(a), 4.03(b) and 9.18(c)(ii)) in an aggregate amount equal to such Series 2024-1 Class A-1 Allocated Payment Reduction Amount on the date and in the order required by Section 3.6(j) of the Series 2024-1 Supplement; and

(v) if any Event of Default shall occur and be continuing (and shall not have been waived in accordance with the Base Indenture) and as a result the payment of the Series 2024-1 Class A-1 Notes is accelerated pursuant to the terms of the Base Indenture (and such acceleration shall not have been rescinded in accordance with the Base Indenture), then the Series 2024-1 Class A-1 Notes Maximum Principal Amount, the Commitment Amounts, the Swingline Commitment, the L/C Commitment and the Maximum Investor Group Principal Amounts shall all be automatically and permanently reduced to zero upon such acceleration and the Co-Issuers shall (in accordance with the Series 2024-1 Supplement) cause the Series 2024-1 Class A-1 Outstanding Principal Amount to be paid in full (which, for the avoidance of doubt, shall include cash collateralization of Undrawn L/C Face Amounts pursuant to Sections 4.02, 4.03(a), 4.03(b) and 9.18(c)(ii)) together with accrued interest, Series 2024-1 Class A-1 Commitment Fees Amounts payable pursuant to the Series 2024-1 Supplement, amounts payable as “Class A-1 Notes Other Amounts” pursuant to the Series 2024-1 Supplement (“Series 2024-1 Class A-1 Notes Other Amounts”) and all other amounts then due and payable to the Lender Parties, the Administrative Agent and the Funding Agents under this Agreement and the other Transaction Documents and any unreimbursed Debt Service Advance, Collateral Protection Advance and Manager Advance (in each case, with interest thereon at the Advance Interest Rate) subject to and in accordance with the Priority of Payments.

SECTION 2.06 Swingline Commitment.

(a) On the terms and conditions set forth in the Indenture and this Agreement, and in reliance on the covenants, representations and agreements set forth herein and therein, the Co-Issuers shall issue and shall cause the Trustee to authenticate (in the case of Series 2024-1 Class A-1 Swingline Notes in the form of definitive notes) the Series 2024-1 Class A-1 Swingline Note, which the Co-Issuers shall deliver to the Swingline Lender on the Series 2024-1 Closing Date, or register as described in Section 4.1(f) of the Series 2024-1 Supplement (in the case of Series 2024-1 Class A-1 Swingline Notes in the form of Uncertificated Notes) the Series 2024-1 Class A-1 Swingline Note. Such Series 2024-1 Class A-1 Swingline Note shall be dated the Series 2024-1 Closing Date, shall be registered in the name of the Swingline Lender or its nominee, or in such other name as the Swingline Lender may request, shall have a maximum principal amount equal to the Swingline Commitment, shall have an initial outstanding principal amount equal to $0, and shall be duly authenticated (in the case of Series 2024-1 Class A-1 Swingline Notes in the form of definitive notes) in accordance with the provisions of the Indenture or registered as described in Section 4.1(f) of the Series 2024-1 Supplement (in the case of Series 2024-1 Class A-1 Swingline Notes in the form of Uncertificated Notes). Subject to the terms and conditions hereof, the Swingline Lender, in reliance on the agreements of the Committed Note Purchasers set forth in this Section 2.06, agrees to make swingline loans (each, a “Swingline Loan” or a “Series 2024-1 Class A-1 Swingline Loan” and, collectively, the “Swingline Loans” or the “Series 2024-1 Class A-1 Swingline Loans”) to the Co-Issuers from time to time during the period commencing on the Series 2024-1 Closing Date and ending on the date that is two Business Days prior to the Commitment Termination Date; provided that the Swingline Lender shall have no obligation or right to make any Swingline Loan if, after giving effect thereto, (i) the aggregate principal amount of Swingline Loans outstanding would exceed the Swingline Commitment then in effect (notwithstanding that the Swingline Loans outstanding at any time, when aggregated with the Swingline Lender’s other outstanding Advances hereunder, may exceed the Swingline Commitment then in effect) or (ii) the Series 2024-1 Class A-1 Outstanding Principal Amount would exceed the Series 2024-1 Class A-1 Notes Maximum Principal Amount. Each such Borrowing of a Swingline Loan will constitute a Subfacility Increase in the outstanding principal amount evidenced by the Series 2024-1 Class A-1 Swingline Note in an amount corresponding to such Borrowing. Subject to the terms of this Agreement and the Series 2024-1 Supplement, the outstanding principal amount evidenced by the Series 2024-1 Class A-1 Swingline Note may be increased by Borrowings of Swingline Loans or decreased by payments of principal thereon from time to time.

(b) Whenever a Co-Issuer desires that the Swingline Lender make Swingline Loans, such Co-Issuer shall (or shall cause the applicable Manager on its behalf to) give the Swingline Lender and the Administrative Agent irrevocable notice in writing not later than 11:00 a.m. (New York City time) on the proposed borrowing date, specifying (i) the Co-Issuer requesting such Swingline Loan, (ii) the amount to be borrowed, (iii) the requested borrowing date (which shall be a Business Day during the Commitment Term not later than the date that is two (2) Business Days prior to the Commitment Termination Date) and (iv) the payment instructions for the proceeds of such borrowing (which shall be consistent with the terms and provisions of this Agreement and the Indenture and which proceeds shall be made available to such Co-Issuer). Such notice shall be in the form attached hereto as Exhibit A-2 hereto (a “Swingline Loan Request”). Promptly upon receipt of any Swingline Loan Request (but in no event later than 2:00 p.m. (New York City time) on the date of such receipt), the Swingline Lender shall promptly notify the Control Party and the Trustee thereof in writing. Each Borrowing under the Swingline Commitment shall be in a minimum amount equal to $100,000. Promptly upon receipt of any Swingline Loan Request (but in no event later than 2:00 p.m. (New York City time) on the date of such receipt), the Administrative Agent (based, with respect to any portion of the Series 2024-1 Class A-1 Outstanding Subfacility Amount held by any Person other than the Administrative Agent, solely on written notices received by the Administrative Agent under this Agreement) will inform the Swingline Lender whether or not, after giving effect to the requested Swingline Loan, the Series 2024-1 Class A-1 Outstanding Principal Amount would exceed the Series 2024-1 Class A-1 Notes Maximum Principal Amount. If the Administrative Agent confirms that the Series 2024-1 Class A-1 Outstanding Principal Amount would not exceed the Series 2024-1 Class A-1 Notes Maximum Principal Amount after giving effect to the requested Swingline Loan, then not later than 3:00 p.m. (New York City time) on the borrowing date specified in the Swingline Loan Request, subject to the other conditions set forth herein and in the Series 2024-1 Supplement, the Swingline Lender shall make available to the applicable Co-Issuer in accordance with the payment instructions set forth in such notice an amount in immediately available funds equal to the amount of the requested Swingline Loan.

(c) The Co-Issuers hereby agree that each Swingline Loan made by the Swingline Lender to the Co-Issuers or either Co-Issuer, as applicable, pursuant to Section 2.06(a) shall constitute the promise and obligation of the Co-Issuers to pay to the Swingline Lender the aggregate unpaid principal amount of all Swingline Loans made by such Swingline Lender pursuant to Section 2.06(a), which amounts shall be due and payable (whether at maturity or by acceleration) as set forth in this Agreement and in the Indenture for the Series 2024-1 Class A-1 Outstanding Principal Amount.

(d) In accordance with, and without limitation of, Section 2.03(a), the Co-Issuers agree to cause requests for Borrowings to be made at least one time per month, for each month any Swingline Loans are outstanding for at least ten (10) Business Days during such month, if any Swingline Loans are outstanding, in amounts at least sufficient to repay in full all such Swingline Loans outstanding on the date of the applicable request. In accordance with Section 3.01(c), outstanding Swingline Loans shall bear interest at the Base Rate.

(e) [Intentionally omitted.]

(f) If prior to the time Advances would have otherwise been made pursuant to Section 2.06(d), an Event of Bankruptcy shall have occurred and be continuing with respect to the Co-Issuers or any Guarantor or if for any other reason, as determined by the Swingline Lender in its sole and absolute discretion, Advances will not be made as contemplated by Section 2.06(d), each Committed Note Purchaser shall, on the date such Advances were to have been made pursuant to the notice referred to in Section 2.06(d) (the “Refunding Date”), purchase for cash an undivided participating interest in the then-outstanding Swingline Loans by paying to the Swingline Lender an amount (the “Swingline Participation Amount”) equal to (i) its Committed Note Purchaser Percentage multiplied by (ii) the related Investor Group’s Commitment Percentage multiplied by (iii) the aggregate principal amount of Swingline Loans then outstanding that was to have been repaid with such Advances.

(g) Whenever, at any time after the Swingline Lender has received from any Investor such Investor’s Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Investor its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Investor’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Investor’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Investor will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender.

(h) Each applicable Investor’s obligation to make the Advances referred to in Section 2.06(d) and each Committed Note Purchaser’s obligation to purchase participating interests pursuant to Section 2.06(f) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Investor, Committed Note Purchaser or the Co-Issuers may have against the Swingline Lender, the Co-Issuers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article VII other than at the time the related Swingline Loan was made; (iii) any adverse change in the condition (financial or otherwise) of the Co-Issuers; (iv) any breach of this Agreement or any other Indenture Document by the Co-Issuers or any other Person; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(i) The Co-Issuers may, upon at least three (3) Business Days’ notice to the Administrative Agent and the Swingline Lender, effect a permanent reduction in the Swingline Commitment; provided that any such reduction will be limited to the undrawn portion of the Swingline Commitment. If requested by the Co-Issuers in writing and with the prior written consent of the Swingline Lender and the Administrative Agent, the Swingline Lender may (but shall not be obligated to) increase the amount of the Swingline Commitment; provided that, after giving effect thereto, the aggregate amount of each of the Series 2024-1 Class A-1 Outstanding Principal Amount, the Swingline Commitment and the L/C Commitment does not exceed the aggregate amount of the Commitments.

(j) The Co-Issuers may, upon notice to the Swingline Lender (who shall promptly notify the Administrative Agent and the Trustee thereof in writing), at any time and from time to time, voluntarily prepay Swingline Loans in whole or in part without premium or penalty; provided that (x) such notice must be received by the Swingline Lender not later than 1:00 p.m. (New York City time) on the date of the prepayment, (y) any such prepayment shall be in a minimum principal amount of $500,000 or a whole multiple of $50,000 in excess thereof (or in each case such other amount as agreed by the Administrative Agent) or, if less, the entire principal amount thereof then outstanding and (z) if the source of funds for such prepayment is not a Borrowing, there shall be no unreimbursed Debt Service Advance, Collateral Protection Advance or Manager Advance (or interest thereon) at such time. Each such notice shall specify the date and amount of such prepayment. If such notice is given, the Co-Issuers shall make such prepayment directly to the Swingline Lender and the payment amount specified in such notice shall be due and payable on the date specified therein.

SECTION 2.07 L/C Commitment.

(a) Subject to the terms and conditions hereof, the L/C Provider (or its permitted assigns pursuant to Section 9.17), in reliance on the agreements of the Committed Note Purchasers set forth in Sections 2.08 and 2.09, agrees to provide standby letters of credit, including Interest Reserve Letters of Credit (each, a “Letter of Credit” and, collectively, the “Letters of Credit”) for the account of either or both of the Co-Issuers on any Business Day during the period commencing on the Series 2024-1 Closing Date and ending on the date that is ten Business Days prior to the Commitment Termination Date to be issued in accordance with Section 2.07(h) in such form as may be approved from time to time by the L/C Provider; provided that the L/C Provider shall have no obligation or right to provide any Letter of Credit on a requested issuance date if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment, (ii) the Series 2024-1 Class A-1 Outstanding Principal Amount would exceed the Series 2024-1 Class A-1 Notes Maximum Principal Amount or (iii) the Series 2024-1 Class A-1 Outstanding Principal Amount attributable to the L/C Provider (in its capacity as Committed Note Purchaser and L/C Provider) would exceed its Commitment Amount (an “LC Commitment Excess”). Notwithstanding the preceding sentence, if a requested Letter of Credit would result in an LC Commitment Excess, the Investor Groups shall effectuate a reallocation of the Series 2024-1 Class A-1 Outstanding Principal Amounts to the extent necessary and permitted so that, immediately after such requested Letter of Credit is issued, no LC Commitment Excess would exist; provided that the Co-Issuers shall not be liable for any Breakage Amounts resulting solely from any such reallocations.

Each Letter of Credit shall (x) be denominated in Dollars, (y) have a face amount of at least $100,000 (unless otherwise agreed by the L/C Provider, together with a reasonable administrative fee to be agreed upon by the Co-Issuers and the L/C Provider) and (z) expire no later than the earlier of (A) the first anniversary of its date of issuance and (B) the date that is ten (10) Business Days prior to the Commitment Termination Date (the “Required Expiration Date”); provided that any Letter of Credit may provide for the automatic renewal thereof for additional periods, each individually not to exceed one year (which shall in no event extend beyond the Required Expiration Date) unless the L/C Provider notifies each beneficiary of such Letter of Credit at least thirty (30) calendar days prior to the then-applicable expiration date (or no later than the applicable notice date, if earlier, as specified in such Letter of Credit) that such Letter of Credit shall not be renewed; provided, further, that any Letter of Credit may have an expiration date that is later than the Required Expiration Date so long as either (x) the Undrawn L/C Face Amount with respect to such Letter of Credit has been fully cash collateralized by the Co-Issuers in accordance with Section 4.02 or 4.03 as of the Required Expiration Date and there are no other outstanding L/C Obligations with respect to such Letter of Credit as of the Required Expiration Date or (y) other than with respect to Interest Reserve Letters of Credit, arrangements satisfactory to the L/C Provider in its sole and absolute discretion have been made with the L/C Provider (and, if the L/C Provider is not the L/C Issuing Bank with respect to such Letter of Credit, the L/C Issuing Bank) pursuant to Section 4.04 such that such Letter of Credit shall cease to be deemed outstanding or to be deemed a “Letter of Credit” for purposes of this Agreement as of the Commitment Termination Date.

Additionally, each Interest Reserve Letter of Credit shall (1) name each of (A) the Trustee, for the benefit of the Senior Noteholders or the Senior Subordinated Noteholders, as applicable, and (B) the Control Party, as the beneficiary thereof; (2) allow the Trustee or the Control Party to submit a notice of drawing in respect of such Interest Reserve Letter of Credit whenever amounts would otherwise be required to be withdrawn from the Senior Notes Interest Reserve Accounts or the Senior Subordinated Notes Interest Reserve Accounts, as applicable, pursuant to the Indenture; and (3) indicate by its terms that the proceeds in respect of drawings under such Interest Reserve Letter of Credit shall be paid directly into the applicable Senior Notes Interest Reserve Account or the applicable Senior Subordinated Notes Interest Reserve Account, as applicable, or such other Account, as permitted pursuant to the terms of the Indenture.

The L/C Provider shall not at any time be obligated to (I) provide any Letter of Credit hereunder if such issuance would violate, or cause any L/C Issuing Bank to exceed any limits imposed by, any applicable Requirement of Law or (II) amend any Letter of Credit hereunder if (1) the L/C Provider would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof or (2) each beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(b) On the terms and conditions set forth in the Indenture and this Agreement, and in reliance on the covenants, representations and agreements set forth herein and therein, the Co-Issuers shall issue and shall cause the Trustee to authenticate the Series 2024-1 Class A-1 L/C Notes, which the Co-Issuers shall deliver to the L/C Provider on the Series 2024-1 Closing Date; provided that, if such Series 2024-1 Class A-1 L/C Note is an Uncertificated Note, the Trustee shall instead register it as described in Section 4.1(f) of the Series 2024-1 Supplement. Such Series 2024-1 Class A-1 L/C Note is dated the Series 2024-1 Closing Date, shall be registered in the name of the L/C Provider or in such other name or nominee as the L/C Provider may request, shall have a maximum principal amount equal to the L/C Commitment, shall have an initial outstanding principal amount equal to the Series 2024-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount, and (unless it is an Uncertificated Note) shall be duly authenticated in accordance with the provisions of the Indenture. Each issuance of a Letter of Credit after the Series 2024-1 Closing Date will constitute an Increase in the outstanding principal amount evidenced by the Series 2024-1 Class A-1 L/C Note in an amount corresponding to the Undrawn L/C Face Amount of such Letter of Credit. All L/C Obligations (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under the Series 2024-1 Class A-1 L/C Note and shall be deemed to be Series 2024-1 Class A-1 Outstanding Principal Amounts for all purposes of this Agreement, the Indenture and the other Transaction Documents other than, in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest. Subject to the terms of this Agreement and the Series 2024-1 Supplement, each issuance of a Letter of Credit will constitute a Subfacility Increase in the outstanding principal amount evidenced by the Series 2024-1 Class A-1 L/C Note and the expiration of any Letter of Credit or reimbursements of any Unreimbursed L/C Drawings thereunder or other circumstances resulting in the permanent reduction in any Undrawn L/C Face Amounts from time to time will constitute a Subfacility Decrease in the outstanding principal amount evidenced by the Series 2024-1 Class A-1 L/C Note. The L/C Provider and the Co-Issuers agree to promptly notify the Administrative Agent and the Trustee of any such decreases for which notice to the Administrative Agent is not otherwise provided hereunder.

(c) Each Co-Issuer (or both Co-Issuers) may (or shall cause the applicable Manager (or both Managers) on its (or their) behalf to) from time to time request that the L/C Provider provide a new Letter of Credit by delivering to the L/C Provider at its address for notices specified herein an Application therefor (in the form required by the applicable L/C Issuing Bank as notified to the Co-Issuers by the L/C Provider), completed to the satisfaction of the L/C Provider, and such other certificates, documents and other papers and information as the L/C Provider may reasonably request on behalf of the L/C Issuing Bank. Notwithstanding the foregoing sentence, each letter of credit set forth on Schedule IV hereto shall be deemed a Letter of Credit provided and issued by the L/C Provider hereunder as of the Series 2024-1 Closing Date. Upon receipt of any completed Application, the L/C Provider will notify the Administrative Agent and the Trustee in writing of the amount, the beneficiary or beneficiaries and the requested expiration of the requested Letter of Credit (which shall comply with Section 2.07(a) and (i)) and, subject to the other conditions set forth herein and in the Series 2024-1 Supplement and upon receipt of written confirmation from the Administrative Agent (based, with respect to any portion of the Series 2024-1 Class A-1 Outstanding Subfacility Amount held by any Person other than the Administrative Agent, solely on written notices received by the Administrative Agent under this Agreement) that after giving effect to the requested issuance, the Series 2024-1 Class A-1 Outstanding Principal Amount would not exceed the Series 2024-1 Class A-1 Notes Maximum Principal Amount (provided that the L/C Provider shall be entitled to rely upon any written statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons of the Administrative Agent for purposes of determining whether the L/C Provider received such prior written confirmation from the Administrative Agent with respect to any Letter of Credit), the L/C Provider will cause such Application and the certificates, documents and other papers and information delivered in connection therewith to be processed in accordance with the L/C Issuing Bank’s customary procedures and shall promptly provide the Letter of Credit requested thereby (but in no event shall the L/C Provider be required to provide any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto, as provided in Section 2.07(a)) by issuing the original of such Letter of Credit to the beneficiary or beneficiaries thereof or as otherwise may be agreed to by the L/C Provider and the applicable Co-Issuer (or the Co-Issuers). The L/C Provider shall furnish a copy of such Letter of Credit to the Managers and the Co-Issuers (with a copy to the Administrative Agent) promptly following the issuance thereof. The L/C Provider shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Funding Agents, the Investors, the Control Party and the Trustee, written notice of the issuance of each Letter of Credit (including the amount thereof).

(d) The Co-Issuers shall pay to the L/C Provider the L/C Quarterly Fees (as defined in the applicable Series 2024-1 Class A-1 Notes Fee Letter, the “L/C Quarterly Fees”) in accordance with the terms of such Series 2024-1 Class A-1 Notes Fee Letter and in accordance with and subject to the Priority of Payments.

(e) [Reserved].

(f) To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Article II, the provisions of this Article II shall apply.

(g) The Co-Issuers may, upon at least three (3) Business Days’ notice to the Administrative Agent and the L/C Provider, effect a permanent reduction in the L/C Commitment; provided that any such reduction will be limited to the undrawn portion of the L/C Commitment. If requested by the Co-Issuers in writing and with the prior written consent of the L/C Provider and the Administrative Agent, the L/C Provider may (but shall not be obligated to) increase the amount of the L/C Commitment; provided that, after giving effect thereto, the aggregate amount of each of the Series 2024-1 Class A-1 Outstanding Principal Amounts, the Swingline Commitment and the L/C Commitment does not exceed the aggregate Commitment Amounts.

(h) The L/C Provider shall satisfy its obligations under this Section 2.07 with respect to providing any Letter of Credit hereunder by issuing such Letter of Credit itself or through an Affiliate if the L/C Issuing Bank Rating Test is satisfied with respect to such Affiliate and the issuance of such Letter of Credit. If the L/C Issuing Bank Rating Test is not satisfied with respect to such Affiliate, a Person selected by the Co-Issuers (at the expense of the L/C Provider) shall issue such Letter of Credit; provided that such Person and issuance of such Letter of Credit satisfies the L/C Issuing Bank Rating Test (the L/C Provider (or such Affiliate of the L/C Provider) or such other Person selected by the Co-Issuers (at the expense of the L/C Provider), in each case in its capacity as the issuer of such Letter of Credit being referred to as the “L/C Issuing Bank” with respect to such Letter of Credit). The “L/C Issuing Bank Rating Test” is a test that is satisfied with respect to a Person issuing a Letter of Credit if the Person is a U.S. commercial bank that has, at the time of the issuance of such Letter of Credit, (i) a short-term certificate of deposit rating of not less than “A-2” (or then equivalent grade) from S&P and (ii) a long-term unsecured debt rating of not less than “BBB” (or then equivalent grade) from S&P or such other minimum long-term unsecured debt rating as may be reasonably required by the beneficiary or beneficiaries of such proposed Letter of Credit.

Each of the parties hereto shall execute any amendments to this Agreement reasonably requested by the Co-Issuers in order to have any letter of credit issued by a Person selected by the Co-Issuer pursuant to this Section 2.07(h) or Section 5.17 of the Base Indenture be a “Letter of Credit” that has been issued hereunder and such Person selected by the Co-Issuers be an “L/C Issuing Bank”.

(i) The L/C Provider and, if the L/C Provider is not the L/C Issuing Bank for any Letter of Credit, the L/C Issuing Bank shall be under no obligation to issue any Letter of Credit if: (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Provider or the L/C Issuing Bank, as applicable, from issuing the Letter of Credit, or (ii) any law applicable to the L/C Provider or the L/C Issuing Bank, as applicable, or any request or directive (which request or directive, in the reasonable judgment of the L/C Provider or the L/C Issuing Bank, as applicable, has the force of law) from any Governmental Authority with jurisdiction over the L/C Provider or the L/C Issuing Bank, as applicable, shall prohibit the L/C Provider or the L/C Issuing Bank, as applicable, from issuing letters of credit generally or the Letter of Credit in particular.

(j) Unless otherwise expressly agreed by the L/C Provider or the L/C Issuing Bank, as applicable, and the Co-Issuers when a Letter of Credit is issued, the rules of the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit issued hereunder.

(k) For the avoidance of doubt, the L/C Commitment shall be a sub-facility limit of the Commitment Amounts and aggregate outstanding L/C Obligations as of any date of determination shall be a component of the Series 2024-1 Class A-1 Outstanding Principal Amount on such date of determination, pursuant to the definition thereof.

(l) If, on the date that is ten Business Days prior to the expiration of any Interest Reserve Letter of Credit, such Interest Reserve Letter of Credit has not been replaced or renewed and the Co-Issuers have not otherwise deposited funds into the applicable Senior Notes Interest Reserve Account or the applicable Senior Subordinated Notes Interest Reserve Account, as applicable, in the amounts that would otherwise be required pursuant to the Indenture had such Interest Reserve Letter of Credit not been issued, the Co-Issuers shall instruct the Control Party to submit a notice of drawing under such Interest Reserve Letter of Credit and use the proceeds thereof to fund a deposit into the applicable Senior Notes Interest Reserve Account or the applicable Senior Subordinated Notes Interest Reserve Account, as applicable, in an amount equal to the applicable Senior Notes Interest Reserve Account Deficit Amount or the applicable Senior Subordinated Notes Interest Reserve Account Deficit Amount, as applicable, on such date, in each case calculated as if such Interest Reserve Letter of Credit had not been issued.

(m) If, on any day an Interest Reserve Letter of Credit is outstanding, (i) the short-term debt credit rating of the L/C Issuing Bank with respect to such Interest Reserve Letter of Credit is withdrawn by S&P or downgraded below “A-2” (or then equivalent grade) or (ii) the long-term debt credit rating of such L/C Issuing Bank is withdrawn by S&P or downgraded below “BBB” (or then equivalent grade) (each of cases (i) and (ii), an “L/C Downgrade Event”), on the fifth Business Day after the occurrence of such L/C Downgrade Event, the Co-Issuers shall instruct the Control Party to submit a notice of drawing under each Interest Reserve Letter of Credit issued by such L/C Issuing Bank and use the proceeds thereof to fund a deposit into the applicable Senior Notes Interest Reserve Account or the applicable Senior Subordinated Notes Interest Reserve Account, as applicable, in an amount equal to the applicable Senior Notes Interest Reserve Account Deficit Amount or the applicable Senior Subordinated Notes Interest Reserve Account Deficit Amount, as applicable, on such date, in each case calculated as if such Interest Reserve Letter(s) of Credit had not been issued.

(n) The Interest Reserve Letter of Credit (including all drawings thereunder) shall be subject to Section 5.17 of the Base Indenture in all respects.

.SECTION 2.08 L/C Reimbursement Obligations.

(a) For the purpose of reimbursing the payment of any draft presented under any Letter of Credit, the Co-Issuers agree to pay the L/C Provider, for its own account or for the account of the L/C Issuing Bank, as applicable, not later than five (5) Business Days after the day on which the L/C Provider notifies the Co-Issuers and the Administrative Agent (and in each case the Administrative Agent shall promptly, and in any event by 4:00 p.m. (New York City time) on the same Business Day as its receipt of the same, notify the Funding Agents) of the date and the amount of such draft, an amount in Dollars equal to the sum of (i) the amount of such draft so paid (such amount at any time, as reduced by repayments with respect thereto as described below and amounts repaid with respect thereto pursuant to Section 4.03(b) at or prior to such time, the “L/C Reimbursement Amount”) and (ii) any Non-Excluded Taxes, fees, charges or other costs or expenses, including amounts payable pursuant to Section 3.02(c) (such amounts at any time, as reduced by repayments with respect thereto as described below and amounts repaid with respect thereto pursuant to Section 4.03(b) at or prior to such time, the “L/C Other Reimbursement Costs”) incurred by the L/C Issuing Bank in connection with such payment. Outstanding L/C Reimbursement Amounts and outstanding L/C Other Reimbursement Costs may be repaid in accordance with the Priority of Payments, with the proceeds of any Advance or otherwise. Unless the entire outstanding L/C Reimbursement Amount with respect thereto has been repaid as set forth above, each drawing under any Letter of Credit shall (unless an Event of Bankruptcy shall have occurred and be continuing with respect to the Co-Issuers or any Guarantor, in which cases the procedures specified in Section 2.09 for funding by Committed Note Purchasers shall apply) constitute a request by the Co-Issuers to the Administrative Agent and each Funding Agent for a Base Rate Advance pursuant to Section 2.03 in the amount of the outstanding L/C Reimbursement Amount at such time, and the Co-Issuers shall be deemed to have made such request pursuant to the procedures set forth in Section 2.03. The applicable L/C Other Reimbursement Costs minus, without duplication, any such amounts repaid pursuant to Section 4.03(b), shall be paid as Class A-1 Notes Other Amounts subject to and in accordance with the Priority of Payments. In the event such request for a Base Rate Advance is deemed to have been given, the applicable Investors in each Investor Group hereby agree to make Advances in an aggregate amount for each Investor Group equal to such Investor Group’s Commitment Percentage of the outstanding L/C Reimbursement Amount at such time and outstanding L/C Other Reimbursement Costs at such time to pay the L/C Provider. The Borrowing date with respect to such Borrowing shall be the first date on which a Base Rate Advance could be made pursuant to Section 2.03 if the Administrative Agent had received a notice of such Borrowing at the time the Administrative Agent receives notice from the L/C Provider of such drawing under such Letter of Credit. Such Investors shall make the amount of such Advances available to the Administrative Agent in immediately available funds not later than 3:00 p.m. (New York City time) on such Borrowing date and the proceeds of such Advances shall be immediately made available by the Administrative Agent to the L/C Provider for application to the reimbursement of such drawing.

(b) The Co-Issuers’ obligations under Section 2.08(a) shall be absolute and unconditional, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances and irrespective of (i) any setoff, counterclaim or defense to payment that the Co-Issuers may have or have had against the L/C Provider, the L/C Issuing Bank, any beneficiary of a Letter of Credit or any other Person, (ii) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (iii) payment by the L/C Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, (iv) payment by the L/C Issuing Bank under a Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under the Bankruptcy Code or any other liquidation, conservatorship, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of any jurisdictions or (v) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.08(b), constitute a legal or equitable discharge of, or provide a right of setoff against, the Co-Issuers’ obligations hereunder. The Co-Issuers also agree that the L/C Provider and the L/C Issuing Bank shall not be responsible for, and the Co-Issuers’ Reimbursement Obligations under Section 2.08(a) shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Co-Issuers and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Co-Issuers against any beneficiary of such Letter of Credit or any such transferee. Neither the L/C Provider nor the L/C Issuing Bank shall be liable for any error, omission, interruption, loss or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Co-Issuers to the extent permitted by applicable law) caused by errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the L/C Provider or the L/C Issuing Bank, as the case may be. The Co-Issuers agree that any action taken or omitted by the L/C Provider or the L/C Issuing Bank, as the case may be, under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the UCC of the State of New York, shall be binding on the Co-Issuers and shall not result in any liability of the L/C Provider or the L/C Issuing Bank to the Co-Issuers. As between the Co-Issuers and the L/C Issuing Bank, the Co-Issuers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to such beneficiary’s or transferee’s use of any Letter of Credit. In furtherance of the foregoing and without limiting the generality thereof, the Co-Issuers agree with the L/C Issuing Bank that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, the L/C Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. In connection with each Interest Reserve Letter of Credit, the Trustee as beneficiary shall be entitled to the benefit of every provision of the Base Indenture limiting the liability of or affording rights, benefits, protections, immunities or indemnities to the Trustee as if they were expressly set forth herein mutatis mutandis.

(c) If any draft shall be presented for payment under any Letter of Credit for which the L/C Provider has Actual Knowledge, the L/C Provider shall promptly notify the Managers, the Control Party, the Co-Issuers and the Administrative Agent of the date and amount thereof. The responsibility of the applicable L/C Issuing Bank to the Co-Issuers in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit and, in paying such draft, such L/C Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of any Person(s) executing or delivering any such document.

SECTION 2.09 L/C Participations.

(a) The L/C Provider (on its behalf and on behalf of each L/C Issuing Bank) irrevocably agrees to grant and hereby grants to each Committed Note Purchaser, and, to induce the L/C Provider to provide (or cause each L/C Issuing Bank to provide) Letters of Credit hereunder (and, if the L/C Provider is not the L/C Issuing Bank for any Letter of Credit, to induce the L/C Provider to agree to reimburse such L/C Issuing Bank for any payment of any drafts presented thereunder), each Committed Note Purchaser irrevocably and unconditionally agrees to accept and purchase and hereby accepts and purchases from the L/C Provider (on its behalf and on behalf of each L/C Issuing Bank), on the terms and conditions set forth below, for such Committed Note Purchaser’s own account and risk an undivided interest equal to its Committed Note Purchaser Percentage of the related Investor Group’s Commitment Percentage of the L/C Provider’s (or such L/C Issuing Bank’s) obligations and rights under and in respect of each Letter of Credit provided hereunder and the L/C Reimbursement Amount with respect to each draft paid or reimbursed by the L/C Provider (or such L/C Issuing Bank) in connection therewith. Subject to Section 2.07(c), each Committed Note Purchaser unconditionally and irrevocably agrees with the L/C Provider (on its behalf and on behalf of each L/C Issuing Bank) that, if a draft is paid under any Letter of Credit for which the L/C Provider (on its behalf and on behalf of each L/C Issuing Bank) is not paid in full by the Co-Issuers in accordance with the terms of this Agreement, such Committed Note Purchaser shall pay to the Administrative Agent upon demand of the L/C Provider an amount equal to its Committed Note Purchaser Percentage of the related Investor Group’s Commitment Percentage of the L/C Reimbursement Amount with respect to such draft, or any part thereof, that is not so paid.

(b) If any amount required to be paid by any Committed Note Purchaser to the Administrative Agent for forwarding to the L/C Provider pursuant to Section 2.09(a) in respect of any unreimbursed portion of any payment made or reimbursed by the L/C Provider under any Letter of Credit is paid to the Administrative Agent for forwarding to the L/C Provider within three (3) Business Days after the date such payment is due, such Committed Note Purchaser shall pay to the Administrative Agent for forwarding to the L/C Provider on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the L/C Provider, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any Committed Note Purchaser pursuant to Section 2.09(a) is not made available to the Administrative Agent for forwarding to the L/C Provider by such Committed Note Purchaser within three Business Days after the date such payment is due, the L/C Provider shall be entitled to recover from such Committed Note Purchaser, on demand, such amount with interest thereon calculated from such due date at the Base Rate. A certificate of the L/C Provider submitted to any Committed Note Purchaser with respect to any amounts owing under this Section 2.09(b), in the absence of manifest error, shall be conclusive and binding on such Committed Note Purchaser. Such amounts payable under this Section 2.09(b) shall be paid without any deduction for any withholding taxes.

(c) Whenever, at any time after payment has been made under any Letter of Credit and the L/C Provider has received from any Committed Note Purchaser its pro rata share of such payment in accordance with Section 2.09(a), the Administrative Agent or the L/C Provider receives any payment related to such Letter of Credit (whether directly from the Co-Issuers or otherwise, including proceeds of collateral applied thereto by the L/C Provider), or any payment of interest on account thereof, the Administrative Agent or the L/C Provider, as the case may be, will distribute to such Committed Note Purchaser its pro rata share thereof; provided, however, that in the event that any such payment received by the Administrative Agent or the L/C Provider, as the case may be, shall be required to be returned by the Administrative Agent or the L/C Provider, such Committed Note Purchaser shall return to the Administrative Agent for the account of the L/C Provider the portion thereof previously distributed by the Administrative Agent or the L/C Provider, as the case may be, to it.

(d) Each Committed Note Purchaser’s obligation to make the Advances referred to in Section 2.08(a) and to pay its pro rata share of any unreimbursed draft pursuant to Section 2.09(a) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Committed Note Purchaser or the Co-Issuers may have against the L/C Provider, any L/C Issuing Bank, the Co-Issuers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article VII other than at the time the related Letter of Credit was issued; (iii) an adverse change in the condition (financial or otherwise) of the Co-Issuers; (iv) any breach of this Agreement or any other Indenture Document by the Co-Issuers or any other Person; (v) any amendment, renewal or extension of any Letter of Credit in compliance with this Agreement or with the terms of such Letter of Credit, as applicable; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

ARTICLE III

INTEREST AND FEES

SECTION 3.01 Interest.

(a) To the extent that an Advance is funded or maintained by a Conduit Investor through the issuance of Commercial Paper, such Advance shall bear interest at the CP Rate applicable to such Conduit Investor. To the extent that, and only for so long as, an Advance is funded or maintained by a Conduit Investor through means other than the issuance of Commercial Paper (based on its determination in good faith that it is unable to raise or is precluded or prohibited from raising, or that it is not advisable to raise, funds through the issuance of Commercial Paper in the commercial paper market of the United States to finance its purchase or maintenance of such Advance or any portion thereof (which determination may be based on any allocation method employed in good faith by such Conduit Investor), including by reason of market conditions or by reason of insufficient availability under any of its Program Support Agreement or the downgrading of any of its Program Support Providers), such Advance shall bear interest at (i) the Base Rate or (ii) if the required notice has been given pursuant to Section 3.01(b) with respect to such Advance, for any SOFR Interest Accrual Period, the Term SOFR Rate applicable to such SOFR Interest Accrual Period for such Advance, in each case except as otherwise provided in the definition of SOFR Interest Accrual Period or in Section 3.03 or 3.04. Each Advance funded or maintained by a Committed Note Purchaser or a Program Support Provider shall bear interest at (i) the Base Rate or (ii) if the required notice has been given pursuant to Section 3.01(b) with respect to such Advance, for any SOFR Interest Accrual Period, the Term SOFR Rate applicable to such SOFR Interest Accrual Period for such Advance, in each case except as otherwise provided in the definition of SOFR Interest Accrual Period or in Section 3.03 or 3.04. By (x) 11:00 a.m. (New York City time) on the second Business Day preceding each Quarterly Calculation Date, each Funding Agent shall notify the Administrative Agent of the applicable CP Rate for each Advance made by its Investor Group that was funded or maintained through the issuance of Commercial Paper and was outstanding during all or any portion of the Interest Accrual Period ending immediately prior to such Quarterly Calculation Date and (y) 3:00 p.m. (New York City time) on the second Business Day preceding each Quarterly Calculation Date, the Administrative Agent shall notify the Co-Issuers, the Managers, the Trustee, the Servicer and the Funding Agents of such applicable CP Rate and of the applicable interest rate for each other Advance for such Interest Accrual Period and of the amount of interest accrued on Advances during such Interest Accrual Period.

(b) With respect to any Advance (other than one funded or maintained by a Conduit Investor through the issuance of Commercial Paper), so long as no Potential Rapid Amortization Event, Rapid Amortization Period or Event of Default has commenced and is continuing, the Co-Issuers may elect that such Advance bear interest at the Term SOFR Rate for any SOFR Interest Accrual Period while such Advance is outstanding to the extent provided in Section 3.01(a) by giving notice thereof to the Funding Agents prior to 12:00 p.m. (New York City time) on the date which is two (2) U.S. Government Securities Business Days prior to the commencement of such SOFR Interest Accrual Period. If such notice is not given in a timely manner, such Advance shall bear interest at the Base Rate. Each such conversion to or continuation of SOFR Advances in accordance with this Section 3.01(b) shall be in an aggregate principal amount of $500,000 or an integral multiple of $50,000 in excess thereof.

(c) Any outstanding Swingline Loans and Unreimbursed L/C Drawings shall bear interest at the Base Rate. By (x) 11:00 a.m. (New York City time) on the second Business Day preceding each Quarterly Calculation Date, the Swingline Lender shall notify the Administrative Agent in reasonable detail of the amount of interest accrued on any Swingline Loans during the Interest Accrual Period ending on such date and the L/C Provider shall notify the Administrative Agent in reasonable detail of the amount of interest accrued on any Unreimbursed L/C Drawings during such Interest Accrual Period and the amount of fees accrued on any Undrawn L/C Face Amounts during such Interest Accrual Period and (y) 3:00 p.m. on such date, the Administrative Agent shall notify the Servicer, the Trustee, the Co-Issuers and the Managers of the amount of such accrued interest and fees as set forth in such notices.

(d) All accrued interest pursuant to Section 3.01(a) or (c) shall be due and payable in arrears on each Quarterly Payment Date in accordance with the applicable provisions of the Indenture.

(e) In addition, under the circumstances set forth in Section 3.4 of the Series 2024-1 Supplement, the Co-Issuers shall pay quarterly interest in respect of the Series 2024-1 Class A-1 Outstanding Principal Amount in an amount equal to the Series 2024-1 Class A-1 Post-Renewal Date Additional Interest payable pursuant to such Section 3.4 subject to and in accordance with the Priority of Payments.

(f) All computations of interest at the CP Rate and the Term SOFR Rate, all computations of Series 2024-1 Class A-1 Post-Renewal Date Additional Interest (other than any accruing on any Base Rate Advances) and all computations of fees shall be made on the basis of a year of 360 days and the actual number of days elapsed. All computations of interest at the Base Rate and all computations of Series 2024-1 Class A-1 Post-Renewal Date Additional Interest accruing on any Base Rate Advances shall be made on the basis of a 365 (or 366, as applicable) day year and actual number of days elapsed. Whenever any payment of interest, principal or fees hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day unless specified otherwise in the Indenture and such extension of time shall be included in the computation of the amount of interest owed. Interest shall accrue on each Advance, Swingline Loan and Unreimbursed L/C Drawing from and including the day on which it is made to but excluding the date of repayment thereof.

(g) For purposes of the Series 2024-1 Class A-1 Notes:

“Base Rate” means, for purposes of the Series 2024-1 Class A-1 Notes, on any day, a rate per annum equal to the sum of (a) 1.25% plus (b) the greatest of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Rate in effect on such day plus 0.50% and (iii) Term SOFR in effect on such day plus 1.00%; provided, that any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or Term SOFR shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Federal Funds Rate or Term SOFR, respectively; provided, further, that changes in any rate of interest calculated by reference to the Base Rate shall take effect simultaneously with each change in the Base Rate.

“Base Rate Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Commercial Paper” means, with respect to any Conduit Investor, the promissory notes issued in the commercial paper market by or for the benefit of such Conduit Investor.

“Conduit Assignee” means, with respect to any Conduit Investor, any commercial paper conduit, whose Commercial Paper is rated by at least one of the Specified Rating Agencies and is rated at least “A-2” from S&P or KBRA and/or the equivalent rating of another “nationally-recognized statistical rating organization” registered with the SEC, that is administered by the Funding Agent (or for which the related Program Support Provider provides liquidity support) with respect to such Conduit Investor or any Affiliate of such Funding Agent, in each case, designated by such Funding Agent to accept an assignment from such Conduit Investor of the Investor Group Principal Amount or a portion thereof with respect to such Conduit Investor pursuant to Section 9.17(b) of this Agreement.

“CP Advance” means a Series 2024-1 Class A-1 Advance that bears interest at the CP Rate during such time as it bears interest at such rate, as provided in this Agreement.

“CP Funding Rate” means, with respect to each Conduit Investor, for any day during any Interest Accrual Period, for any portion of the Series 2024-1 Class A-1 Advances funded or maintained through the issuance of Commercial Paper by such Conduit Investor, the per annum rate equivalent to the weighted average cost (as determined by the related Funding Agent, and which shall include (without duplication) the fees and commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Investor, other borrowings by such Conduit Investor and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Conduit Investor or its related Funding Agent to fund or maintain such Series 2024-1 Class A-1 Advances for such Interest Accrual Period (and which may also be allocated in part to the funding of other assets of the Conduit Investor); provided, however, that if any component of any such rate is a discount rate, in calculating the “CP Funding Rate” for such Series 2024-1 Class A-1 Advances for such Interest Accrual Period, the related Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum; provided, further, however, that “CP Funding Rate” shall not include any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Conduit Investor to fund or maintain any portion of such Series 2024-1 Class A-1 Advances) as a result of any conversion, repayment, Voluntary or Mandatory Decrease or other prepayment or redemption of the principal amount of any CP Advance on the date applicable thereto in accordance with the terms of the Class A-1 Note Purchase Agreement and the Base Indenture, but shall include any such loss or expense as a result of (i) any conversion, repayment, Voluntary or Mandatory Decrease or other prepayment or redemption of the principal amount of any CP Advance on a date other than the date applicable thereto in accordance with the terms of the Class A-1 Note Purchase Agreement or the Base Indenture, (ii) any Series 2024-1 Class A-1 Advance not being funded or maintained as a CP Advance after a request therefor has been made, or (iii) any failure of the Co-Issuers to make a Decrease, prepayment or redemption with respect to any CP Advance after giving notice thereof.

“CP Rate” means, on any day during any Interest Accrual Period, an interest rate per annum equal to the sum of (i) the CP Funding Rate for such Interest Accrual Period plus (ii) 2.25%.

“Federal Funds Rate” means, for any specified period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as published in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or if, for any reason, such rate is not available on any day, the rate determined, in the reasonable opinion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York City time).

“Floor” means a rate of interest equal to 0%.

“Interest Accrual Period” means a period commencing on and including the day that is two (2) Business Days prior to a Quarterly Calculation Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Quarterly Calculation Date.

“Prime Rate” means the rate of interest publicly announced from time to time by a commercial bank mutually agreed upon by the Managers and the Servicer as its reference rate, base rate or prime rate.

“Program Support Agreement” means, with respect to any Investor, any agreement entered into by any Program Support Provider in respect of any Commercial Paper and/or Series 2024-1 Class A-1 Note of such Investor providing for the issuance of one or more letters of credit for the account of such Investor, the issuance of one or more insurance policies for which such Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by such Investor to any Program Support Provider of the Series 2024-1 Class A-1 Notes (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to such Investor in connection with such Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Committed Note Purchaser).

“Program Support Provider” means, with respect to any Investor, any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, such Investor in respect of such Investor’s Commercial Paper and/or Series 2024-1 Class A-1 Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Investor’s securitization program as it relates to any Commercial Paper issued by such Investor, and/or holding equity interests in such Investor, in each case pursuant to a Program Support Agreement, and any guarantor of any such Person.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Advance” means a Series 2024-1 Class A-1 Advance that bears interest at a rate of interest determined by reference to the Term SOFR Rate during such time as it bears interest at such rate, as provided in this Agreement.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Interest Accrual Period” means, as to any SOFR Advance, the period commencing on the date of such Advance and ending on the numerically corresponding day in the calendar month that is one or three months thereafter (subject to the availability thereof), as specified by the Co-Issuers; provided that (i) if any SOFR Interest Accrual Period would end on a day other than a Business Day, such SOFR Interest Accrual Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such SOFR Interest Accrual Period shall end on the next preceding Business Day, (ii) any SOFR Interest Accrual Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such SOFR Interest Accrual Period) shall end on the last Business Day of the last calendar month of such SOFR Interest Accrual Period, (iii) no SOFR Interest Accrual Period shall extend beyond the Series 2024-1 Legal Final Maturity Date and (iv) no tenor that has been removed from this definition pursuant to the Series 2024-1 Class A-1 Note Purchase Agreement shall be available for specification in such Advance Request. For purposes hereof, the date of an Advance initially shall be the date on which such Advance is made and thereafter shall be the effective date of the most recent conversion or continuation of such Advance.

“Term SOFR” means,

(a) for any calculation with respect to a SOFR Advance, the Term SOFR Reference Rate for a tenor comparable to the applicable SOFR Interest Accrual Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such SOFR Interest Accrual Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

(b) for any calculation with respect to an Base Rate Advance on any day, the Term SOFR Reference Rate for a tenor of three (3) months on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for such tenor has not been published by the Term SOFR Administrator and a

Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate SOFR Determination Day;

provided, that if Term SOFR as so determined above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.

“Term SOFR Rate” means, for purposes of any calculation, the rate per annum equal to the sum of (a) Term SOFR and (b) 2.25%.

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

SECTION 3.02 Fees.

(a) The Co-Issuers shall pay to the Administrative Agent for its own account the Administrative Agent Fees (as defined in the applicable Series 2024-1 Class A-1 Notes Fee Letter, collectively, the “Administrative Agent Fees”) in accordance with the terms of such Series 2024-1 Class A-1 Notes Fee Letter and subject to the Priority of Payments.

(b) On each Quarterly Payment Date on or prior to the Commitment Termination Date, the Co-Issuers shall, in accordance with Section 4.01, pay to each Funding Agent, for the account of the related Committed Note Purchaser(s), the Undrawn Commitment Fees (as defined in the applicable Series 2024-1 Class A-1 Notes Fee Letter, the “Undrawn Commitment Fees”) in accordance with the terms of such Series 2024-1 Class A-1 Notes Fee Letter and subject to the Priority of Payments.

(c) The Co-Issuers shall pay (i) the fees required pursuant to Section 2.07 in respect of Letters of Credit and (ii) any other fees set forth in the applicable Series 2024-1 Class A-1 Notes Fee Letter (including, without limitation, the Class A-1 Notes Upfront Fee and any Extension Fees (in each case as defined in such Series 2024-1 Class A-1 Notes Fee Letter)), subject to the Priority of Payments.

(d) All fees payable pursuant to this Section 3.02 shall be calculated in accordance with Section 3.01(f) and paid on the date due in accordance with the applicable provisions of the Indenture. Once paid, all fees shall be nonrefundable under all circumstances other than manifest error.

SECTION 3.03 SOFR Lending Unlawful. If any Investor or Program Support Provider shall determine that any Change in Law makes it unlawful, or any Official Body asserts that it is unlawful, for any such Person to fund or maintain any Advance as a SOFR Advance, the obligation of such Person to fund or maintain any such Advance as a SOFR Advance shall, upon such determination, forthwith be suspended until such Person shall notify the Administrative Agent, the related Funding Agent, the Managers and the Co-Issuers that the circumstances causing such suspension no longer exist, and all then-outstanding SOFR Advances of such Person shall be automatically converted into Base Rate Advances at the end of the then-current SOFR Interest Accrual Period with respect thereto or sooner, if required by such law or assertion.

SECTION 3.04 Benchmark Replacement Setting.

(a) Notwithstanding anything to the contrary herein or in any other Transaction Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Co-Issuers may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Investors and the Co-Issuers so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from the Investor Groups holding more than (i) if no single Investor Group holds more than 50% of the Commitments, 50% of the Commitments or (ii) if a single Investor Group holds more than 50% of the Commitments, two thirds of the Commitments (provided that the Commitment of any Defaulting Investor shall be disregarded in the determination of whether any threshold percentage of Commitments has been met). No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 3.04(a) will occur prior to the applicable Benchmark Transition Start Date.

(b) In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document.

(c) The Administrative Agent will promptly notify the Co-Issuers and the Investors of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Co-Issuers of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.04(d). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Investor (or group of Investors) pursuant to this Section 3.04, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document, except, in each case, as expressly required pursuant to this Section 3.04.

(d) Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then the Administrative Agent may modify the definition of “SOFR Interest Accrual Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “SOFR Interest Accrual Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e) Upon the Co-Issuers’ receipt of notice of the commencement of a Benchmark Unavailability Period, the Co-Issuers may revoke any pending request for a borrowing of, conversion to or continuation of any SOFR Advances to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Co-Issuers will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Advances. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate.

(f) In connection with the use, administration of, or conventions associated with, Term SOFR and the Term SOFR Reference Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. The Administrative Agent will reasonably promptly notify the Co-Issuers and the Investors of the effectiveness of any such Conforming Changes.

(g) For purposes of the Series 2024-1 Class A-1 Notes:

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, the tenor for such Benchmark pursuant to this Agreement as of such date.

“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.11(a).

“Benchmark Replacement” means with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Administrative Agent: (a) Daily Simple SOFR, and (b) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Co-Issuers giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Co-Issuers giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (A) the date of the public statement or publication of information referenced therein and (B) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-

representative or non-compliant with or non-aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided that such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 3.10 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 3.10.

“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, “CP Funding Rate”, “Term SOFR Reference Rate”, “SOFR Interest Accrual Period” or any similar or analogous definition (or the addition of a concept of “interest period”) and “Term SOFR Rate”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.06 and other technical, administrative or operational matters) that the Administrative Agent, in consultation with the Co-Issuers, decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides in its reasonable discretion that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines in its reasonable discretion and in consultation with the Co-Issuers that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents).

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which may include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans at such times; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Investor Groups, then the Administrative Agent may establish another convention in its reasonable discretion.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income department of its members be closed for the entire day for purposes of trading in United States government securities.

SECTION 3.05 Increased Costs, etc. The Co-Issuers agree to reimburse each Investor and any Program Support Provider (each, an “Affected Person”, which term, for purposes of Sections 3.07 and 3.08, shall also include the Swingline Lender and the L/C Issuing Bank) for any increase in the cost of, or any reduction in the amount of any sum receivable by any such Affected Person, including reductions in the rate of return on such Affected Person’s capital, in respect of funding or maintaining (or of its obligation to fund or maintain) any Advances that arise in connection with any Change in Law which shall:

(i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Person; or

(ii) impose on any Affected Person any other condition affecting this Agreement or SOFR Advances made by such Affected Person or any Letter of Credit or participation therein;

except for such Changes in Law with respect to Increased Capital Costs and Class A-1 Taxes which shall be governed by Sections 3.07 and 3.08, respectively (whether or not amounts are payable thereunder in respect thereof). For purposes of this Agreement, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all regulations, requests, guidelines or directives issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case, pursuant to Basel III, are deemed to have gone into effect and been adopted subsequent to the date hereof. Each such demand shall be provided to the related Funding Agent and the Co-Issuers in writing and shall state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Affected Person for such increased costs or reduced amount of return; provided that any such demand claiming reimbursement for increased costs resulting from a Change in Law described in clause (x) or (y) above shall, in addition, state the basis upon which such amount has been calculated and certify that such Affected Person’s method of allocating such costs is fair and reasonable and that such Affected Person’s demand for payment of such costs hereunder, and such method of allocation, is not inconsistent with its treatment of other borrowers which, as a credit matter, are substantially similar to the Co-Issuers and which are subject to similar provisions. Such additional amounts (“Increased Costs”) shall be deposited into the applicable Collection Account by the Co-Issuers within ten (10) Business Days of receipt of such notice, or use amounts already on deposit in such Collection Account, to be payable as Series 2024-1 Class A-1 Notes Other Amounts, subject to and in accordance with the Priority of Payments, to the Administrative Agent and by the Administrative Agent to such Funding Agent, in each case pursuant to written direction (which may be in the form of a Weekly Manager’s Certificate, a Quarterly Noteholders’ Report or a Quarterly Noteholders’ Allocation Report) and by such Funding Agent directly to such Affected Person, and such notice shall, in the absence of manifest error, be conclusive and binding on the Co-Issuers; provided that with respect to any notice given to the Co-Issuers under this Section 3.05 the Co-Issuers shall not be under any obligation to pay any amount with respect to any period prior to the date that is 180 days prior to such demand; provided, further, that if the Change in Law giving rise to such Increased Costs is retroactive, then the 180 day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 3.06 Funding Losses. In the event any Affected Person shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Affected Person to fund or maintain any portion of the principal amount of any Advance as a SOFR Advance) as a result of:

(a) any conversion, repayment, prepayment or redemption (for any reason, including, without limitation, as a result of any Decrease or the acceleration of the maturity of such SOFR Advance) of the principal amount of any SOFR Advance on a date other than the scheduled last day of the SOFR Interest Accrual Period applicable thereto;

(b) any Advance not being funded or maintained as a SOFR Advance after a request therefor has been made in accordance with the terms contained herein (for a reason other than the failure of such Affected Person to make an Advance after all conditions thereto have been met); or

(c) any failure of the Co-Issuers to make a Decrease, prepayment or redemption with respect to any SOFR Advance after giving notice thereof pursuant to the applicable provisions of the Series 2024-1 Supplement;

then, upon the written notice of any Affected Person to the related Funding Agent and the Co-Issuers, the Co-Issuers shall deposit into the applicable Collection Account (within ten (10) Business Days of receipt of such notice), or use amounts already on deposit in such Collection Account, to be payable as Series 2024-1 Class A-1 Notes Other Amounts, subject to and in accordance with the Priority of Payments, to the Administrative Agent and by the Administrative Agent to such Funding Agent, in each case pursuant to written direction (which may be in the form of a Weekly Manager’s Certificate, a Quarterly Noteholders’ Report or a Quarterly Noteholders’ Allocation Report) and such Funding Agent shall pay directly to such Affected Person such amount (“Breakage Amount” or “Series 2024-1 Class A-1 Breakage Amount”) as will (in the reasonable determination of such Affected Person) reimburse such Affected Person for such loss or expense; With respect to any notice given to the Co-Issuers under this Section 3.06 the Co-Issuers shall not be under any obligation to pay any amount with respect to any period prior to the date that is 180 days prior to such notice. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Co-Issuers.

SECTION 3.07 Increased Capital or Liquidity Costs. If any Change in Law affects or would affect the amount of capital or liquidity required or reasonably expected to be maintained by any Affected Person or any Person controlling such Affected Person and such Affected Person determines in its sole and absolute discretion that the rate of return on its or such controlling Person’s capital as a consequence of its commitment hereunder or under a Program Support Agreement or the Advances, Swingline Loans or Letters of Credit made or issued by such Affected Person is reduced to a level below that which such Affected Person or such controlling Person would have achieved but for the occurrence of any such circumstance, then, in any such case after notice from time to time by such Affected Person (or in the case of an L/C Issuing Bank, by the L/C Provider) to the related Funding Agent and the Co-Issuers (or, in the case of the Swingline Lender or the L/C Provider, to the Co-Issuers), the Co-Issuers shall deposit into the applicable Collection Account within ten (10) Business Days of the Co-Issuers’ receipt of such notice, to be payable as Series 2024-1 Class A-1 Notes Other Amounts, subject to and in accordance with the Priority of Payments, to the Administrative Agent and by the Administrative Agent to such Funding Agent (or, in the case of the Swingline Lender or the L/C Provider, directly to such Person) and such Funding Agent shall pay to such Affected Person, such amounts (“Increased Capital Costs”) as will be sufficient to compensate such Affected Person or such controlling Person for such reduction in rate of return; provided that with respect to any notice given to the Co-Issuers under this Section 3.07 the Co-Issuers shall not be under any obligation to pay any amount with respect to any period prior to the date that is 180 days prior to such notice; provided, further, that if the Change in Law giving rise to such Increased Capital Costs is retroactive, then the 180 day period referred to above shall be extended to include the period of retroactive effect thereof. A statement of such Affected Person as to any such additional amount or amounts (including calculations thereof in reasonable detail), in the absence of manifest error, shall be conclusive and binding on the Co-Issuers. In determining such additional amount, such Affected Person may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable so long as it applies such method to other similar transactions. For purposes of this Agreement, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all regulations, requests, guidelines or directives issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case, pursuant to Basel III, are deemed to have gone into effect and been adopted subsequent to the date hereof.

SECTION 3.08 Taxes.

(a) Except as otherwise required by law, all payments by the Co-Issuers of principal of, and interest on, the Advances, the Swingline Loans and the L/C Obligations and all other amounts payable hereunder (including fees) shall be made free and clear of and without deduction or withholding for or on account of any present or future income, excise, documentary, property, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges in the nature of a tax imposed by any taxing authority including all interest, penalties or additions to tax and other liabilities with respect thereto (all such taxes, fees, duties, withholdings and other charges, and including all interest, penalties or additions to tax and other liabilities with respect thereto, being called “Class A-1 Taxes”), but excluding in the case of any Affected Person (i) net income, franchise (imposed in lieu of net income) or similar Class A-1 Taxes (and including branch profits or alternative minimum Class A-1 Taxes) and any other Class A-1 Taxes imposed or levied on the Affected Person as a result of a connection between the Affected Person and the jurisdiction of the governmental authority imposing such Class A-1 Taxes or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Affected Person having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Transaction Document), (ii) with respect to any Affected Person organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in a jurisdiction other than the United States or any state of the United States (a “Foreign Affected Person”), any withholding tax that is imposed on amounts payable to the Foreign Affected Person at the time the Foreign Affected Person becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Affected Person (or its assignor, if any) was already entitled, at the time of the designation of the new lending office (or assignment), to receive additional amounts from the Co-Issuers with respect to withholding tax, (iii) any taxes imposed under FATCA, (iv) any backup withholding tax, (v) any Class A-1 Taxes imposed as a result of such Affected Person’s failure to comply with Section 3.08(d) and (vi) any Canadian withholding Taxes imposed on a payment to an Affected Person by reason of such Affected Person or the beneficial owner of such payment, at any relevant time (A) not dealing at arm’s length (within the meaning of the Income Tax Act (Canada)) with the Canadian Co-Issuer or (B) being a “specified shareholder” of the Canadian Co-Issuer (as defined in subsection 18(5) of the Income Tax Act (Canada)) or not dealing at arm’s length with a specified shareholder of the Canadian Co-Issuer or (C) being a “specified entity” (as defined in subsection 18.4(l) of the Income Tax Act) in respect of the Canadian Co-Issuer, except in the case of (A) through (C) where (x) the non-arm’s length relationship, (y) such Affected Person or beneficial owner being a “specified non-resident shareholder” of the Canadian Co-Issuer or dealing at arm’s length with a “specified shareholder” of the Canadian Co-Issuer, or (z) such Affected Person or beneficial owner being a “specified entity” in respect of the Canadian Co-Issuer, as applicable, arises solely as a result of such Affected Person or beneficial owner having become a party to, received or perfected a security interest under or received or enforced any rights under, any Transaction Document) (such Class A-1 Taxes not excluded by clauses (i), (ii), (iii), (iv), (v) and (vi) above being called “Non-Excluded Taxes”). If any Class A-1 Taxes are imposed and required by law to be withheld or deducted from any amount payable by the Co-Issuers hereunder to an Affected Person, then (x) if such Class A-1 Taxes are Non-Excluded Taxes, the amount of the payment shall be increased so that such payment is made, after withholding or deduction for or on account of such Non-Excluded Taxes, in an amount that is not less than the amount equal to the sum that would have been received by the Affected Person had no such deduction or withholding been required and (y) the Co-Issuers shall withhold the amount of such Class A-1 Taxes from such payment (as increased, if applicable, pursuant to the preceding clause (x)) and shall pay such amount, subject to and in accordance with the Priority of Payments, to the taxing authority imposing such Class A-1 Taxes in accordance with applicable law.

(b) Moreover, if any Non-Excluded Taxes are directly asserted against any Affected Person or its agent with respect to any payment received by such Affected Person or its agent from the Co-Issuers or otherwise in respect of any Transaction Document or the transactions contemplated therein, such Affected Person or its agent may pay such Non-Excluded Taxes and the Co-Issuers will, within five (5) Business Days of the Co-Issuers’ receipt of written notice stating the amount of such Non-Excluded Taxes (including the calculation thereof in reasonable detail), deposit into the applicable Collection Account, to be distributed as Series 2024-1 Class A-1 Notes Other Amounts, subject to and in accordance with the Priority of Payments, to the Administrative Agent and by the Administrative Agent to the applicable Funding Agent (or, in the case such Affected Person is the Swingline Lender or the L/C Provider, directly to such Person) and such Funding Agent shall pay to such Affected Person, such additional amounts (collectively, “Increased Tax Costs,” which term shall include all amounts payable by or on behalf of the Co-Issuers pursuant to this Section 3.08) as is necessary in order that the net amount received by such Affected Person or agent after the payment of such Non-Excluded Taxes (including any Non-Excluded Taxes on such Increased Tax Costs) shall equal the amount such Person would have received had no such Non-Excluded Taxes been asserted. Any amount payable to an Affected Person under this

Section 3.08 shall be reduced by, and Increased Tax Costs shall not include, the amount of incremental damages (including Class A-1 Taxes) due or payable by the Co-Issuers as a direct result of such Affected Person’s failure to demand from the Co-Issuers additional amounts pursuant to this Section 3.08 within 180 days from the date on which the related Non-Excluded Taxes were incurred.

(c) As promptly as practicable after the payment of any Class A-1 Taxes, and in any event within thirty (30) days of any such payment being due, the Co-Issuers shall furnish to each applicable Affected Person or its agents a certified copy of an official receipt (or other documentary evidence satisfactory to such Affected Person and agents) evidencing the payment of such Class A-1 Taxes. If the Co-Issuers fail to pay any Class A-1 Taxes when due to the appropriate taxing authority or fail to remit to the Affected Persons or their agents the required receipts (or such other documentary evidence), the Co-Issuers shall indemnify (by depositing such amounts into the applicable Collection Account, to be distributed subject to and in accordance with the Priority of Payments) each Affected Person and its agents for any Non-Excluded Taxes that may become payable by any such Affected Person or its agents as a result of any such failure.

(d) Each Affected Person on or prior to the date it becomes a party to this Agreement (and from time to time thereafter as soon as practicable after the obsolescence, expiration or invalidity of any form or document previously delivered) or within a reasonable period of time following a written request by the Administrative Agent or the Co-Issuers, shall deliver to the Co-Issuers and the Administrative Agent a United States Internal Revenue Service Form W-8BEN, Form W-8BEN-E, Form W-8ECI, Form W-8IMY or Form W-9, as applicable, or applicable successor form, or such other forms or documents (or successor forms or documents), appropriately completed and executed, as may be applicable and as will permit the Co-Issuers or the Administrative Agent, in their reasonable determination, to establish the extent to which a payment to such Affected Person is exempt from or eligible for a reduced rate of withholding or deduction of United States federal withholding taxes and to determine whether or not such Affected Person is subject to backup withholding or information reporting requirements. Promptly following the receipt of a written request by the Co-Issuers or the Administrative Agent, each Affected Person shall deliver to the Co-Issuers and the Administrative Agent any other forms or documents (or successor forms or documents) appropriately completed and executed, as may be applicable to establish the extent to which a payment to such Affected Person is exempt from withholding or deduction of Non-Excluded Taxes other than United States federal withholding taxes, including but not limited to, such information necessary to claim the benefits of the exemption for portfolio interest under Section 881(c) of the Code. The Co-Issuers shall not be required to pay any increased amount under Section 3.08(a) or Section 3.08(b) to an Affected Person in respect of the withholding or deduction of United States federal withholding taxes or other Non-Excluded Taxes imposed as the result of the failure or inability (other than as a result of a Change in Law) of such Affected Person to comply with the requirements set forth in this Section 3.08(d). The Co-Issuers may rely on any form or document provided pursuant to this Section 3.08(d) until notified otherwise by the Affected Person that delivered such form or document. Notwithstanding anything to the contrary, no Affected Person shall be required to deliver any documentation that it is not legally eligible to deliver as a result of a change in applicable law after the time the Affected Person becomes a party to this Agreement (or designates a new lending office).

(e) If a payment made to an Affected Person pursuant to this Agreement would be subject to United States federal withholding tax imposed by FATCA if such Affected Person were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Affected Person shall deliver to the Co-Issuers and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Co-Issuers or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Co-Issuers or the Administrative Agent as may be necessary for the Co-Issuers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Affected Person has complied with such Affected Person’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(f) Prior to the Series 2024-1 Closing Date, the Administrative Agent will provide the Issuer with a properly executed and completed U.S. Internal Revenue Service Form W-8IMY or W-9, as appropriate.

(g) If an Affected Person determines, in its sole reasonable discretion, that it has received a refund of any Non-Excluded Taxes as to which it has been indemnified pursuant to this Section 3.08 or as to which it has been paid additional amounts pursuant to this Section 3.08, it shall promptly notify the Co-Issuers and the Managers in writing of such refund and shall, within 30 days after receipt of a written request from the Co-Issuers, pay over such refund to the Co-Issuers (but only to the extent of indemnity payments made or additional amounts paid to such Affected Person under this Section 3.08 with respect to the Non-Excluded Taxes giving rise to such refund), net of all out-of-pocket expenses (including the net amount of Class A-1 Taxes, if any, imposed on or with respect to such refund or payment) of the Affected Person and without interest (other than any interest paid by the relevant taxing authority that is directly attributable to such refund of such Non-Excluded Taxes); provided that the Co-Issuers, immediately upon the request of the Affected Person (which request shall include a calculation in reasonable detail of the amount to be repaid), agree to repay the amount of the refund (and any applicable interest) (plus any penalties, interest or other charges imposed by the relevant taxing authority with respect to such amount) to the Affected Person in the event the Affected Person or any other Person is required to repay such refund to such taxing authority. This Section 3.08 shall not be construed to require the Affected Person to make available its tax returns (or any other information relating to its Class A-1 Taxes that it deems confidential) to the Co-Issuers or any other Person.

(h) If any Governmental Authority asserts that the Co-Issuers or the Administrative Agent or other withholding agent did not properly withhold or backup withhold, as the case may be, any Class A-1 Taxes from payments made to or for the account of any Affected Person, then to the extent such improper withholding or backup withholding was directly caused by such Affected Person’s actions or inactions, such Affected Person shall indemnify the Co-Issuers, Trustee and the Administrative Agent for any Class A-1 Taxes imposed by any jurisdiction on the amounts payable to the Co-Issuers and the Administrative Agent under this Section 3.08, and costs and expenses (including attorney costs) of the Co-Issuers, Trustee and the Administrative Agent. The obligation of the Affected Persons, severally, under this Section 3.08 shall survive any assignment of rights by, or the replacement of, an Affected Person or the termination of the aggregate Commitments, repayment of all other Obligations hereunder and the resignation of the Administrative Agent.

(i) The Administrative Agent, Trustee or any other withholding agent may deduct and withhold any Class A-1 Taxes required by any laws to be deducted and withheld from any payments.

SECTION 3.09 Change of Lending Office. Each Committed Note Purchaser agrees that, upon the occurrence of any event giving rise to the operation of Section 3.05 or 3.07 or the payment of additional amounts to it under Section 3.08(a) or (b) with respect to such Committed Note Purchaser, it will, if requested by the Co-Issuers, use reasonable efforts (subject to overall policy considerations of such Committed Note Purchaser) to designate another lending office for any Advances affected by such event with the object of avoiding the consequences of such event; provided that such designation is made on terms that, in the sole judgment of such Committed Note Purchaser, cause such Committed Note Purchaser and its lending office(s) or its related Conduit Investor to suffer no economic, legal or regulatory disadvantage; and provided, further, that nothing in this Section 3.09 shall affect or postpone any of the obligations of the Co-Issuers or the rights of any Committed Note Purchaser pursuant to Section 3.05, 3.07 and 3.08. If a Committed Note Purchaser notifies the Co-Issuers in writing that such Committed Note Purchaser will be unable to designate another lending office, the Co-Issuers may replace every member (but not any subset thereof) of such Committed Note Purchaser’s entire Investor Group by giving written notice to each member of such Investor Group and the Administrative Agent designating one or more

Persons that are willing and able to purchase each member of such Investor Group’s rights and obligations under this Agreement for a purchase price that with respect to each such member of such Investor Group will equal the amount owed to each such member of such Investor Group with respect to the Series 2024-1 Class A-1 Advance Notes (whether arising under the Indenture, this Agreement, the Series 2024-1 Class A-1 Advance Notes or otherwise). Upon receipt of such written notice, each member of such Investor Group shall assign its rights and obligations under this Agreement pursuant to and in accordance with Sections 9.17(a), (b) and (c), as applicable, in consideration for such purchase price and at the reasonable expense of the Co-Issuers (including, without limitation, the reasonable documented fees and out-of-pocket expenses of counsel to each such member); provided, however, that no member of such Investor Group shall be obligated to assign any of its rights and obligations under this Agreement if the purchase price to be paid to such member is not at least equal to the amount owed to such member with respect to the Series 2024-1 Class A-1 Advance Notes (whether arising under the Indenture, this Agreement, the Series 2024-1 Class A-1 Advance Notes or otherwise).

SECTION 3.10 Inability to Determine Rates. Subject to Section 3.04, if, on or prior to the first day of any SOFR Interest Accrual Period for any SOFR Advance the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR” cannot be determined pursuant to the definition thereof, the Administrative Agent will promptly so notify the Co-Issuers and each Investor. Upon notice thereof by the Administrative Agent to the Co-Issuers, any obligation of the Investors to make SOFR Advances, and any right of the Co-Issuers to continue SOFR Advances or to convert Base Rate Advances to SOFR Advances, shall be suspended (to the extent of the affected SOFR Advances or affected SOFR Interest Accrual Periods) until the Administrative Agent revokes such notice. Upon receipt of such notice, (i) the Co-Issuers may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Advances (to the extent of the affected SOFR Advances or affected SOFR Interest Accrual Periods) or, failing that, the Co-Issuers will be deemed to have converted any such request into a request for an Advance of or conversion to Base Rate Advances in the amount specified therein and (ii) any outstanding affected SOFR Advances will be deemed to have been converted into Base Rate Advances at the end of the applicable SOFR Interest Accrual Period. Subject to Section 3.04, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on Base Rate Advances shall be determined by the Administrative Agent without reference to clause (b)(iii) of the definition of “Base Rate” until the Administrative Agent revokes such determination.

ARTICLE IV

OTHER PAYMENT TERMS

SECTION 4.01 Time and Method of Payment. Except as otherwise provided in Section 4.02, all amounts payable to any Funding Agent or Investor hereunder or with respect to the Series 2024-1 Class A-1 Advance Notes shall be made to the Administrative Agent for the benefit of the applicable Person, by wire transfer of immediately available funds in Dollars not later than 1:00 p.m. (New York City time) on the date due. The Administrative Agent will promptly, and in any event by 5:00 p.m. (New York City time) on the same Business Day as its receipt or deemed receipt of the same, distribute to the applicable Funding Agent for the benefit of the applicable Person, or upon the order of the applicable Funding Agent for the benefit of the applicable Person, its pro rata share (or other applicable share as provided herein) of such payment by wire transfer in like funds as received. Except as otherwise provided in Section 2.07 and Section 4.02, all amounts payable to the Swingline Lender or the L/C Provider hereunder or with respect to the Swingline Loans and L/C Obligations shall be made to or upon the order of the Swingline Lender or the L/C Provider, respectively, by wire transfer of immediately available funds in Dollars not later than 1:00 p.m. (New York City time) on the date due. Any funds received after that time will be deemed to have been received on the next Business Day. The Co-Issuers’ obligations hereunder in respect of any amounts payable to any Investor shall be discharged to the extent funds are disbursed by the Co-Issuers to the Administrative Agent as provided herein or by the Trustee or Paying Agent in accordance with Section 4.02 whether or not such funds are properly applied by the Administrative Agent or by the Trustee or Paying Agent. The Administrative Agent’s obligations hereunder in respect of any amounts payable to any Investor shall be discharged to the extent funds are disbursed by the Administrative Agent to the applicable Funding Agent as provided herein whether or not such funds are properly applied by such Funding Agent.

SECTION 4.02 Order of Distributions. Subject to Section 9.18(c)(ii), any amounts deposited into the Series 2024-1 Class A-1 Distribution Account in respect of accrued interest, letter of credit fees or undrawn commitment fees, but excluding amounts allocated for the purpose of reducing the Series 2024-1 Class A-1 Outstanding Principal Amount, shall be distributed by the Trustee or the Paying Agent, as applicable, on the date due and payable under the Indenture and in the manner provided therein, to the Series 2024-1 Class A-1 Noteholders of record on the applicable Record Date, ratably in proportion to the respective amounts due to such payees at each applicable level of the Priority of Payments in accordance with the applicable Quarterly Noteholders’ Report, the applicable written report provided to the Trustee under the Series 2024-1 Supplement or as provided in Section 3.3 of the Series 2024-1 Supplement. Subject to Section 9.18(c)(ii), any amounts deposited into the Series 2024-1 Class A-1 Distribution Account in respect of outstanding principal or face amounts shall be distributed by the Trustee or the Paying Agent, as applicable, on the date due and payable under the Indenture and in the manner provided therein, to the Series 2024-1 Class A-1 Noteholders of record on the applicable Record Date, in the following order of priority in accordance with the applicable Quarterly Noteholders’ Report, the applicable written report provided to the Trustee under the Series 2024-1 Supplement or as provided in Section 3.3 of the Series 2024-1 Supplement: first, to the Swingline Lender and the L/C Provider in respect of outstanding Swingline Loans and Unreimbursed L/C Drawings, to the extent Unreimbursed L/C Drawings cannot be reimbursed pursuant to Section 2.08, ratably in proportion to the respective amounts due to such payees; second, to the other Series 2024-1 Class A-1 Noteholders in respect of their outstanding Advances, ratably in proportion thereto; and, third, any balance remaining of such amounts (up to an aggregate amount not to exceed the amount of Undrawn L/C Face Amounts at such time) shall be paid to the L/C Provider, to be deposited by the L/C Provider into a cash collateral account in the name of the L/C Provider in accordance with Section 4.03(b). Any amounts distributed to the Administrative Agent pursuant to the Priority of Payments in respect of any other amounts related to the Class A-1 Notes shall be distributed by the Administrative Agent in accordance with Section 4.01 on the date such amounts are due and payable hereunder to the applicable Series 2024-1 Class A-1 Noteholders and/or the Administrative Agent for its own account, as applicable, ratably in proportion to the respective aggregate of such amounts due to such payees.

SECTION 4.03 L/C Cash Collateral. (a) If as of five (5) Business Days prior to the Commitment Termination Date, any Undrawn L/C Face Amounts remain in effect, the Co-Issuers shall either (i) provide cash collateral (in an aggregate amount equal to the amount of Undrawn L/C Face Amounts at such time, to the extent that such amount of cash collateral has not been provided pursuant to Section 4.02 or 9.18(c)(ii)) to the L/C Provider, to be deposited by the L/C Provider into a cash collateral account in the name of the L/C Provider in accordance with Section 4.03(b) or (ii) other than with respect to Interest Reserve Letters of Credit, make arrangements satisfactory to the L/C Provider in its sole and absolute discretion with the L/C Provider (and, if the L/C Provider is not the L/C Issuing Bank with respect to such Letter of Credit, the L/C Issuing Bank) pursuant to Section 4.04 such that any Letters of Credit that remain outstanding as of the date that is ten (10) Business Days prior to the Commitment Termination Date shall cease to be deemed outstanding or to be deemed “Letters of Credit” for purposes of this Agreement as of the Commitment Termination Date.

(b) All amounts to be deposited in a cash collateral account pursuant to Section 4.02, Section 4.03(a) or Section 9.18(c)(ii) shall be held by the L/C Provider as collateral to secure the Co-Issuers’ Reimbursement Obligations with respect to any outstanding Letters of Credit. The L/C Provider shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposit in Eligible Investments, which investments shall be made at the written direction, and at the risk and expense, of the Co-Issuers (provided that if an Event of Default has occurred and is continuing, such investments shall be made solely at the option and sole discretion of the L/C Provider), such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account and all Class A-1 Taxes on such amounts shall be payable by the Co-Issuers. Moneys in such account shall automatically be applied by such L/C Provider to reimburse it for any Unreimbursed L/C Drawings. Upon expiration of all then-outstanding Letters of Credit and payment in full of all Unreimbursed L/C Drawings, any balance remaining in such account shall be paid over (i) if the Base Indenture and any Series Supplement remain in effect, to the Trustee to be deposited into the applicable Collection Account and distributed in accordance with the terms of the Base Indenture and (ii) otherwise to the Co-Issuers; provided that, upon an Investor ceasing to be a Defaulting Investor in accordance with Section 9.18(d), any amounts of cash collateral provided pursuant to Section 9.18(c)(ii) upon such Investor becoming a Defaulting Investor shall be released and applied as such amounts would have been applied had such Investor not become a Defaulting Investor.

SECTION 4.04 Alternative Arrangements with Respect to Letters of Credit. Notwithstanding any other provision of this Agreement or any Transaction Document, a Letter of Credit (other than an Interest Reserve Letter of Credit) shall cease to be deemed outstanding for all purposes of this Agreement and each other Transaction Document if and to the extent that provisions, in form and substance satisfactory to the L/C Provider (and, if the L/C Provider is not the L/C Issuing Bank with respect to such Letter of Credit, the L/C Issuing Bank) in its sole and absolute discretion, have been made with respect to such Letter of Credit such that the L/C Provider (and, if applicable, the L/C Issuing Bank) has agreed in writing, with a copy of such agreement delivered to the Administrative Agent, the Control Party, the Trustee and the Co-Issuers, that such Letter of Credit shall be deemed to be no longer outstanding hereunder, in which event such Letter of Credit shall cease to be a “Letter of Credit” as such term is used herein and in the Transaction Documents.

ARTICLE V

THE ADMINISTRATIVE AGENT AND THE FUNDING AGENTS

SECTION 5.01 Authorization and Action of the Administrative Agent. Each of the Lender Parties and the Funding Agents hereby designates and appoints Barclays Bank PLC as the Administrative Agent hereunder, and hereby authorizes the Administrative Agent to take such actions as agent on their behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender Party or any Funding Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Administrative Agent shall be read into this Agreement or otherwise exist for the Administrative Agent. In performing its functions and duties hereunder, the Administrative Agent shall act solely as agent for the Lender Parties and the Funding Agents and does not assume nor shall it be deemed to have assumed any obligation or relationship of trust or agency with or for the Co-Issuers or any of their successors or assigns. The provisions of this Article (other than the rights of the Co-Issuers set forth in Section 5.07) are solely for the benefit of the Administrative Agent, the Lender Parties and the Funding Agents, and the Co-Issuers shall not have any rights as a third party beneficiary of any such provisions. The Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, exposes the Administrative Agent to personal liability or that is contrary to this Agreement or any Requirement of Law. The appointment and authority of the Administrative Agent hereunder shall terminate upon the indefeasible payment in full of the Series 2024-1 Class A-1 Notes and all other amounts owed by the Co-Issuers hereunder to the Administrative Agent, all members of the Investor Groups, the Swingline Lender and the L/C Provider (the “Aggregate Unpaids”) and termination in full of all Commitments and the Swingline Commitment and the L/C Commitment.

SECTION 5.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The exculpatory provisions of this Article shall apply to any such agents or attorneys-in-fact and shall apply to their respective activities on behalf of the Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it in good faith.

SECTION 5.03 Exculpatory Provisions. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and nonappealable judgment), or (b) responsible in any manner to any Lender Party or any Funding Agent for any recitals, statements, representations or warranties made by the Co-Issuers or any Guarantor contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement for the due execution, legality, value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Co-Issuers or any Guarantor to perform its obligations hereunder, or for the satisfaction of any condition specified in Article VII. The Administrative Agent shall not be under any obligation to any Investor or any Funding Agent to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Co-Issuers. The Administrative Agent shall not be deemed to have knowledge of any Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default unless the Administrative Agent has received notice in writing of such event from the Co-Issuers, any Lender Party or any Funding Agent.

SECTION 5.04 Reliance. The Administrative Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Co-Issuers), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of any Lender Party or any Funding Agent as it deems appropriate or it shall first be indemnified to its satisfaction by any Lender Party or any Funding Agent; provided that unless and until the Administrative Agent shall have received such advice, the Administrative Agent may take or refrain from taking any action, as the Administrative Agent shall deem advisable and in the best interests of the Lender Parties and the Funding Agents. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Required Investor Groups and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lender Parties and the Funding Agents.

SECTION 5.05 Non-Reliance on the Administrative Agent and Other Purchasers. Each of the Lender Parties and the Funding Agents expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including, without limitation, any review of the affairs of the Co-Issuers, shall be deemed to constitute any representation or warranty by the Administrative Agent. Each of the Lender Parties and the Funding Agents represents and warrants to the Administrative Agent that it has and will, independently and without reliance upon the Administrative Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, prospects, financial and other conditions and creditworthiness of the Co-Issuers and made its own decision to enter into this Agreement.

SECTION 5.06 The Administrative Agent in its Individual Capacity. The Administrative Agent and any of its Affiliates may make loans to, accept deposits from, and generally engage in any kind of business with any Co-Issuer or any Affiliate of any Co-Issuer as though the Administrative Agent were not the Administrative Agent hereunder.

SECTION 5.07 Successor Administrative Agent; Defaulting Administrative Agent.

(a) The Administrative Agent may, upon thirty (30) days’ notice to the Co-Issuers and each of the Lender Parties and the Funding Agents, and the Administrative Agent will, upon the direction of Investor Groups holding 100% of the Commitments (excluding any Commitments held by Defaulting Investors), resign as Administrative Agent. If the Administrative Agent shall resign, then the Required Investor Groups (excluding any Commitments held by the resigning Administrative Agent or its Affiliates, and if all Commitments are held by the resigning Administrative Agent or its Affiliates, then the Co-Issuers), during such 30-day period, shall appoint an Affiliate of a member of the Investor Groups as a successor administrative agent, subject to the consent of (i) the Co-Issuers at all times other than while an Event of Default has occurred and is continuing (which consent of the Co-Issuers shall not be unreasonably withheld or delayed) and (ii) the Control Party (which consent of the Control Party shall not be unreasonably withheld or delayed). If for any reason no successor Administrative Agent is appointed by the Required Investor Groups during such 30-day period, then effective upon the expiration of such 30-day period, the Co-Issuers shall make all payments in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith (including, without limitation, any Series 2024-1 Class A-1 Notes Fee Letter) directly to the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, and the Co-Issuers for all purposes shall deal directly with the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, until such time, if any, as a successor administrative agent is appointed as provided above, and the Co-Issuers shall instruct the Trustee in writing accordingly. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement.

(b) The Co-Issuers may, upon the occurrence of any of the following events (any such event, a “Defaulting Administrative Agent Event”) and with the consent of the Required Investor Groups, remove the Administrative Agent and, upon such removal, the Required Investor Groups shall appoint an Affiliate of a member of the Investor Groups as a successor administrative agent, subject to the consent of (x) the Co-Issuers at all times other than while an Event of Default has occurred and is continuing (which consent of the Co-Issuers shall not be unreasonably withheld or delayed) and (y) the Control Party (which consent of the Control Party shall not be unreasonably withheld or delayed): (i) an Event of Bankruptcy with respect to the Administrative Agent; (ii) if the Person acting as Administrative Agent or an Affiliate thereof is also an Investor, any other event pursuant to which such Person becomes a Defaulting Investor; (iii) the failure by the Administrative Agent to pay or remit any funds required to be remitted when due (in each case, if amounts are available for payment or remittance in accordance with the terms of this Agreement for application to the payment or remittance thereof) which continues for two (2) Business Days after such funds were required to be paid or remitted; (iv) any representation, warranty, certification or statement made by the Administrative Agent under this Agreement or in any agreement, certificate, report or other document furnished by the Administrative Agent proves to have been false or misleading in any material respect as of the time made or deemed made, and if such representation, warranty, certification or statement is susceptible of remedy in all material respects, is not remedied within thirty (30) calendar days after knowledge thereof or notice by the Co-Issuers to the Administrative Agent, and if not susceptible of remedy in all material respects, upon notice by the Co-Issuers to the Administrative Agent or (v) any act constituting the gross negligence or willful misconduct of the Administrative Agent. If for any reason no successor Administrative Agent is appointed by the Investor Groups within 30 days of the Administrative Agent’s removal pursuant to the immediately preceding sentence, then effective upon the expiration of such 30-day period, the Co-Issuers shall make all payments in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith (including, without limitation, any Series 2024-1 Class A-1 Notes Fee Letter) directly to the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, and the Co-Issuers for all purposes shall deal directly with the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, until such time, if any, as a successor administrative agent is appointed as provided above, and the Co-Issuers shall instruct the Trustee in writing accordingly. After any Administrative Agent’s removal hereunder as Administrative Agent, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement.

(c) If a Defaulting Administrative Agent Event has occurred and is continuing, the Co-Issuers may make all payments in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith (including, without limitation, the Series 2024-1 Class A-1 Notes Fee Letter) directly to the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, and the Co-Issuers for all purposes may deal directly with the Funding Agents or the Swingline Lender or the L/C Provider, as applicable.

SECTION 5.08 Authorization and Action of Funding Agents. Each Investor is hereby deemed to have designated and appointed its related Funding Agent set forth next to such Investor’s name on Schedule I (or identified as such Investor’s Funding Agent pursuant to any applicable Assignment and Assumption Agreement or Investor Group Supplement) as the agent of such Person hereunder, and hereby authorizes such Funding Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to such Funding Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. Each Funding Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the related Investor Group, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Funding Agent shall be read into this Agreement or otherwise exist for such Funding Agent. In performing its functions and duties hereunder, each Funding Agent shall act solely as agent for the related Investor Group and does not assume nor shall it be deemed to have assumed any obligation or relationship of trust or agency with or for the Co-Issuers, any of its successors or assigns or any other Person. Each Funding Agent shall not be required to take any action that exposes such Funding Agent to personal liability or that is contrary to this Agreement or any Requirement of Law. The appointment and authority of the Funding Agents hereunder shall terminate upon the indefeasible payment in full of the Aggregate Unpaids of the Investor Groups and the termination in full of all the Commitments.

SECTION 5.09 Delegation of Duties. Each Funding Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Each Funding Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it in good faith.

SECTION 5.10 Exculpatory Provisions. Each Funding Agent and its Affiliates, and each of their directors, officers, agents or employees shall not be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct), or (b) responsible in any manner to the related Investor Group for any recitals, statements, representations or warranties made by the Co-Issuers contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Co-Issuers to perform their obligations hereunder, or for the satisfaction of any condition specified in Article VII. Each Funding Agent shall not be under any obligation to the related Investor Group to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Co-Issuers. Each Funding Agent shall not be deemed to have knowledge of any Rapid Amortization Event, Default or Event of Default unless such Funding Agent has received notice of such event from the Co-Issuers or any member of the related Investor Group.

SECTION 5.11 Reliance. Each Funding Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of the Administrative Agent and legal counsel (including, without limitation, counsel to the Co-Issuers), independent accountants and other experts selected by such Funding Agent. Each Funding Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the related Investor Group as it deems appropriate or it shall first be indemnified to its satisfaction by the related

Investor Group; provided that unless and until such Funding Agent shall have received such advice, such Funding Agent may take or refrain from taking any action, as such Funding Agent shall deem advisable and in the best interests of the related Investor Group. Each Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the related Investor Group and such request and any action taken or failure to act pursuant thereto shall be binding upon the related Investor Group.

SECTION 5.12 Non-Reliance on the Funding Agent and Other Purchasers. The related Investor Group expressly acknowledges that its Funding Agent and any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has not made any representations or warranties to it and that no act by such Funding Agent hereafter taken, including, without limitation, any review of the affairs of the Co-Issuers, shall be deemed to constitute any representation or warranty by such Funding Agent. The related Investor Group represents and warrants to such Funding Agent that it has and will, independently and without reliance upon such Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, prospects, financial and other conditions and creditworthiness of the Co-Issuers and made its own decision to enter into this Agreement.

SECTION 5.13 The Funding Agent in its Individual Capacity. Each Funding Agent and any of its Affiliates may make loans to, accept deposits from, and generally engage in any kind of business with any Co-Issuer or any Affiliate of any Co-Issuer as though such Funding Agent were not a Funding Agent hereunder.

SECTION 5.14 Successor Funding Agent. Each Funding Agent will, upon the direction of the related Investor Group, resign as such Funding Agent. If such Funding Agent shall resign, then the related Investor Group shall appoint an Affiliate of a member of the related Investor Group as a successor funding agent (it being understood that such resignation shall not be effective until such successor is appointed). After any retiring Funding Agent’s resignation hereunder as Funding Agent, subject to the limitations set forth herein, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Funding Agent under this Agreement.

SECTION 5.15 Erroneous Payments.

(a) If the Administrative Agent (x) notifies an Investor or any Person who has received funds on behalf of a Lender Party (any such Lender Party or other recipient, a “Payment Recipient”) that such Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from such Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of such Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of such Administrative Agent, and such Lender Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to such Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to such Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by such Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b) Without limiting immediately preceding clause (a), each Lender Party or any Person who has received funds on behalf of a Lender Party hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by such Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by such Administrative Agent (or any of its Affiliates), or (z) that such Lender Party or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:

(i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the applicable Administrative Agent to the contrary) or (B) in the case of immediately preceding clause (z), an error has been made, in each case, with respect to such payment, prepayment or repayment; and

(ii) such Lender Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the applicable Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying such Administrative Agent pursuant to this Section 5.15(b).

(c) Each Lender Party hereby authorizes each Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender Party under any Transaction Document, or otherwise payable or distributable by such Administrative Agent to such Lender Party from any source, against any amount due to such Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.

(d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the applicable Administrative Agent for any reason, after demand therefor by such Administrative Agent in accordance with immediately preceding clause (a), from any Lender Party that has received such Erroneous Payment (or portion thereof) (and from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon such Administrative Agent’s notice to such Lender or Issuing Lender at any time, (i) such Lender Party shall be deemed to have assigned its Advances (but not its Commitments) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as such Administrative Agent may specify) (such assignment of the Advances (but not Commitments), the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by such Administrative Agent in such instance), and is hereby (together with the Co-Issuers) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a platform as to which such Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, (ii) such Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, such Administrative Agent as the assignee Lender Party shall become a Lender Party, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender Party shall cease to be a Lender Party hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender Party and (iv) such Administrative Agent may reflect in the Register its ownership interest in the Advances subject to the Erroneous Payment

Deficiency Assignment. Each Administrative Agent may, in its discretion, sell any Advances acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender Party shall be reduced by the net proceeds of the sale of such Advance (or portion thereof), and such Administrative Agent shall retain all other rights, remedies and claims against such Lender Party (and against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender Party and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that such Administrative Agent has sold an Advance (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether such Administrative Agent may be equitably subrogated, such Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender Party under the Transaction Documents with respect to each Erroneous Payment Return Deficiency.

(e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any obligations owed by the Co-Issuers or Guarantors, except, in each case, to the extent (i) such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the applicable Administrative Agent from the Master Issuer or any Guarantor for the purpose of paying any Obligations and (ii) such Erroneous Payment is not otherwise returned to the Co-Issuers or such Guarantor.

(f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine or defense.

(g) Each party’s obligations, agreements and waivers under this Section 5.15 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender Party, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations (or any portion thereof) under any Transaction Document.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

SECTION 6.01 The Co-Issuers and Guarantors. The Co-Issuers and the Guarantors jointly and severally represent and warrant to the Administrative Agent and each Lender Party, as of the date of this Agreement and as of the date of each Advance made hereunder, that:

(a) each of their representations and warranties made in favor of the Trustee or the Noteholders in the Indenture and the other Transaction Documents (other than a Transaction Document relating solely to a Series of Notes other than the Series 2024-1 Notes) is true and correct (a) if not qualified as to materiality or Material Adverse Effect, in all material respects and (b) if qualified as to materiality or Material Adverse Effect, in all respects, as of the date originally made, as of the date hereof and as of the Series 2024-1 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(b) no Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default or, solely as of the date of this Agreement, Cash Trapping Period has occurred and is continuing;

(c) assuming the representations and warranties of each Lender Party set forth in Section 6.03 of this Agreement are true and correct, neither they nor or any of their Affiliates, have, directly or through an agent, engaged in any form of general solicitation or general advertising in connection with the issuance of the Series 2024-1 Class A-1 Notes under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; provided that no representation or warranty is made with respect to the Lender Parties and their Affiliates; and none of the Co-Issuers nor any of their Affiliates has entered into any contractual arrangement with respect to the distribution of the Series 2024-1 Class A-1 Notes, except for this Agreement and the other Transaction Documents, and the Co-Issuers will not enter into any such arrangement; provided that no equity holder of Parent or any Affiliate of such equity holder shall be deemed to be an Affiliate of any Securitization Entity for purposes of this Section 6.01(c);

(d) neither they nor any of their Affiliates have, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Securities Act) that is or will be integrated with the sale of the Series 2024-1 Class A-1 Notes in a manner that would require the registration of the Series 2024-1 Class A-1 Notes under the Securities Act; provided that no equity holder of Parent or any Affiliate of such equity holder shall be deemed to be an Affiliate of any Securitization Entity for purposes of this Section 6.01(d);

(e) assuming the representations and warranties of each Lender Party set forth in Section 6.03 of this Agreement are true and correct, the offer and sale of the Series 2024-1 Class A-1 Notes in the manner contemplated by this Agreement is a transaction exempt from the registration requirements of the Securities Act, and the Base Indenture is not required to be qualified under the Trust Indenture Act;

(f) no Securitization Entity is required, or will be required as a result of the making of Advances and Swingline Loans and the issuance of Letters of Credit hereunder and the use of proceeds therefrom, to register as an “investment company” under the Investment Company Act; in connection with the foregoing, the Co-Issuers are relying on an exclusion from the definition of “investment company” under Section 3(a)(1) of the Investment Company Act, although additional exemptions or exclusions may be available to the Co-Issuers; the Co-Issuers do not constitute a “covered fund” for purposes of Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, otherwise known as the “Volcker Rule”;

(g) the Co-Issuers have furnished to the Administrative Agent and each Funding Agent true, accurate and complete copies of all other Transaction Documents (excluding Series Supplements and other Transaction Documents relating solely to a Series of Notes other than the Series 2024-1 Notes) to which they are a party as of the Series 2024-1 Closing Date, all of which Transaction Documents are in full force and effect as of the Series 2024-1 Closing Date and no terms of any such agreements or documents have been amended, modified or otherwise waived as of such date, other than such amendments, modifications or waivers about which the Co-Issuers have informed each Funding Agent, the Swingline Lender and the L/C Provider;

(h) to the knowledge of the Co-Issuers, the operations of the Co-Issuers, the Guarantors and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency applicable to the Securitization Entities or their assets (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Co-Issuers or the Guarantors or their respective subsidiaries with respect to the Money Laundering Laws has been initiated or, to the knowledge of the Co-Issuers or the Guarantors, is threatened or pending;

(i) none of the Co-Issuers or the Guarantors or any of their respective subsidiaries nor, to the knowledge of any of the Co-Issuers or the Guarantors, any director, officer, manager, member, agent, employee or affiliate of any of the Co-Issuers or the Guarantors or any of their respective subsidiaries is currently subject to any sanctions administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the European Union, any European Union member state or His Majesty’s Treasury of the United Kingdom (collectively, “Sanctions”); nor is such relevant individual or entity located, organized or resident in a country or territory that is the target of comprehensive Sanctions (as of the date hereof, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, or any other covered region of Ukraine identified pursuant to Executive Order 14065); the Co-Issuers and the Guarantors will not directly or indirectly use the proceeds of the Loan Advances, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of making payments or funding activity in violation of Sanctions; and the Co-Issuers and Guarantors (or the Manager on their behalf) maintain policies and procedures reasonably designed to ensure, and which are reasonably expected to continue to ensure, compliance with Sanctions; and the proceeds of the Loan Advances will not be used in relation to the assets or business of the Co-Issuer, the Guarantors or any of their respective subsidiaries in Russia or Belarus and will not be used by the Guarantors or any of their respective subsidiaries for new business in Russia or Belarus for so long as the Sanctions are in effect; provided that no equity holder of Parent or any Affiliate of such equity holder shall be deemed to be an affiliate of any Securitization Entity for purposes of this Section 6.01(i);

(j) none of the Co-Issuers or the Guarantors or, to the knowledge of any of the Co-Issuers or the Guarantors, any affiliate, director, officer, manager, member agent, employee or other person acting on behalf of any of the Co-Issuers or the Guarantors, has: (i) used any corporate or company funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic or “foreign official” (as defined in the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”)) or foreign government employee from corporate or company funds; (iii) violated or is in violation of any provision of any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any applicable provision of the FCPA, the U.K. Bribery Act 2010, or any other similar law or statute of any other jurisdiction in which it operates its business, including, in each case, the rules and regulations thereunder; or (iv) otherwise made any bribe, unlawful rebate, unlawful payoff, unlawful influence payment, unlawful kickback or other unlawful payment; and the Co-Issuers and the Guarantors have conducted their respective businesses in material compliance with the FCPA and have instituted and maintain (or a parent entity of the Guarantors has instituted and maintains) policies and procedures reasonably designed to ensure, and which are reasonably expected to continue to ensure, compliance therewith; provided that no equity holder of Parent or any Affiliate of such equity holder shall be deemed to be an affiliate of any Securitization Entity for purposes of this Section 6.01(j);

(k) the representations and warranties of the applicable Securitization Entities contained in Section 4.6 of the Guarantee and Collateral Agreement and Section 7.13 of the Base Indenture are true and correct in all respects; and

(l) the Series 2024-1 Class A-1 Advance Notes and each Advance hereunder is an “eligible asset” as defined in Rule 3a-7 under the Investment Company Act.

SECTION 6.02 The Managers. The Managers represent and warrant to the Administrative Agent and each Lender Party as of the date of this Agreement and as of the date of each Advance made hereunder, that:

(a) no Manager Termination Event has occurred and is continuing as a result of any representation and warranty made by it in any Transaction Document (other than a Transaction Document relating solely to a Series of Notes other than the Series 2024-1 Notes) to which it is a party (including any representations and warranties made by it as a Manager) being inaccurate;

(b) to the knowledge of the U.S. Manager, the operations of the Issuer, the U.S. Manager, the U.S. Guarantors and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Issuer, the U.S. Guarantors or the U.S. Manager with respect to the Money Laundering Laws has been initiated or, to the knowledge of the Issuer, the U.S. Guarantors or the U.S. Manager, is threatened or pending;

(c) to the knowledge of the Canadian Manager, the operations of the Canadian Co-Issuer, the Canadian Manager, the Canadian Guarantors and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Canadian Co-Issuer, the Canadian Guarantors or the Canadian Manager with respect to the Money Laundering Laws has been initiated or, to the knowledge of the Canadian Co-Issuer, the Canadian Guarantors or the Canadian Manager, is threatened or pending;

(d) neither the U.S. Manager nor any of its subsidiaries nor, to the knowledge of the U.S. Manager, any director, officer, manager, member, agent, employee or affiliate of any of the Issuer, the U.S. Manager or the U.S. Guarantors or any of their respective subsidiaries is currently subject to any U.S. sanctions administered by the OFAC; and the U.S. Manager will not directly or to its knowledge indirectly use the proceeds of any Borrowing under the Series 2024-1 Notes, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently the target of any U.S. sanctions administered by OFAC; provided that no equity holder of Parent or any Affiliate of such equity holder shall be deemed to be an affiliate of the U.S. Manager for purposes of this Section 6.02(d);

(e) neither the Canadian Manager nor any of its subsidiaries nor, to the knowledge of the Canadian Manager, any director, officer, manager, member, agent, employee or affiliate of any of the Canadian Co-Issuer, the Canadian Manager or the Canadian Guarantors or any of their respective subsidiaries is currently subject to any U.S. sanctions administered by the OFAC; and the Canadian Manager will not directly or to its knowledge indirectly use the proceeds of any Borrowing under the Series 2024-1 Notes, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently the target of any U.S. sanctions administered by OFAC; provided that no equity holder of Parent or any Affiliate of such equity holder shall be deemed to be an affiliate of the Canadian Manager for purposes of this Section 6.02(e);

(f) none of the U.S. Manager or, to the knowledge of the U.S. Manager, any affiliate, director, officer, manager, member agent, employee or other person acting on behalf of the U.S. Manager, has: (i) used any corporate or company funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic or “foreign official” (as defined in the FCPA) or foreign government employee from corporate or company funds; (iii) violated or is in violation of any provision of any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any applicable provision of the FCPA, the U.K. Bribery Act 2010, or any other similar law or statute of any other jurisdiction in which it operates its business, including, in each case, the rules and regulations thereunder; or (iv) otherwise made any bribe, unlawful rebate, unlawful payoff, unlawful influence payment, unlawful kickback or other unlawful payment; and the U.S. Manager has conducted its business in material compliance with the FCPA and has instituted and maintains (or a parent entity of the U.S. Manager has instituted and maintains) policies and procedures reasonably designed to ensure, and which are reasonably expected to continue to ensure, compliance therewith; provided that no equity holder of Parent or any Affiliate of such equity holder shall be deemed to be an affiliate of the U.S. Manager for purposes of this Section 6.02(f); and

(g) none of the Canadian Manager or, to the knowledge of the Canadian Manager, any affiliate, director, officer, manager, member agent, employee or other person acting on behalf of the Canadian Manager, has: (i) used any corporate or company funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic or “foreign official” (as defined in the FCPA) or foreign government employee from corporate or company funds; (iii) violated or is in violation of any provision of any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any applicable provision of the FCPA, the U.K. Bribery Act 2010, or any other similar law or statute of any other jurisdiction in which it operates its business, including, in each case, the rules and regulations thereunder; or (iv) otherwise made any bribe, unlawful rebate, unlawful payoff, unlawful influence payment, unlawful kickback or other unlawful payment; and the Canadian Manager has conducted its business in material compliance with the FCPA and has instituted and maintains (or a parent entity of the Canadian Manager has instituted and maintains) policies and procedures reasonably designed to ensure, and which are reasonably expected to continue to ensure, compliance therewith: provided that no equity holder of Parent or any Affiliate of such equity holder shall be deemed to be an affiliate of the Canadian Manager for purposes of this Section 6.02(g).

SECTION 6.03 Lender Parties. Each of the Lender Parties represents and warrants to the Co-Issuers and the Managers as of the date hereof (or, in the case of a successor or assign of an Investor, as of the subsequent date on which such successor or assign shall become or be deemed to become a party hereto) that:

(a) it has had an opportunity to discuss the Co-Issuers’ and the Managers’ business, management and financial affairs, and the terms and conditions of the proposed purchase of the Series 2024-1 Class A-1 Notes, with the Co-Issuers and the Managers and their respective representatives;

(b) it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2024-1 Class A-1 Notes;

(c) it is purchasing the Series 2024-1 Class A-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in clause (b) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to a distribution in violation of the Securities Act, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act, or the rules and regulations promulgated thereunder, with respect to the Series 2024-1 Class A-1 Notes;

(d) it understands that (i) the Series 2024-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Co-Issuers, (ii) the Co-Issuers are not required to register the Series 2024-1 Class A-1 Notes under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction, (iii) any permitted transferee hereunder must meet the criteria in clause (b) above and (iv) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2024-1 Supplement and Section 9.03 or 9.17, as applicable, of this Agreement;

(e) it will comply with the requirements of Section 6.03(d), above, in connection with any transfer by it of the Series 2024-1 Class A-1 Notes;

(f) it understands that the Series 2024-1 Class A-1 Notes will bear the legend set out in the form of Series 2024-1 Class A-1 Notes attached to the Series 2024-1 Supplement and be subject to the restrictions on transfer described in such legend;

(g) it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2024-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs; and

(h) it has executed a Purchaser’s Letter substantially in the form of Exhibit D hereto.

ARTICLE VII

CONDITIONS

SECTION 7.01 Conditions to Issuance and Effectiveness. Each Lender Party will have no obligation to purchase the Series 2024-1 Class A-1 Notes hereunder on the Series 2024-1 Closing Date, and the Commitments, the Swingline Commitment and the L/C Commitment will not become effective, unless:

(a) the Base Indenture, the Series 2024-1 Supplement, the Guarantee and Collateral Agreement and the other Transaction Documents shall be in full force and effect;

(b) on the Series 2024-1 Closing Date, the Administrative Agent shall have received letters, each in form and substance reasonably satisfactory to it, from (i) S&P stating that the Notes have received a rating of not less than “BBB- (sf)” and (ii) KBRA stating that the Notes have received rating of not less than “BBB (sf)”;

(c) that certain risk retention letter agreement from the U.S. Manager and Canco, dated as of the Series 2024-1 Closing Date, with respect to the EU and UK risk retention rules shall have been duly executed and delivered by the parties thereto in form and substance satisfactory to the Administrative Agent; and

(d) at the time of such issuance, the additional conditions set forth in Schedule III and all other conditions to the issuance of the Series 2024-1 Class A-1 Notes under the Indenture shall have been satisfied or waived.

SECTION 7.02 Conditions to Initial Extensions of Credit. The election of each Conduit Investor to fund, and the obligation of each Committed Note Purchaser to fund, the initial Borrowing hereunder, and the obligations of the Swingline Lender and the L/C Provider to fund the initial Swingline Loan or provide the initial Letter of Credit hereunder, respectively, shall be subject to the satisfaction of the conditions precedent that (a) each Funding Agent shall have received a duly executed and authenticated Series 2024-1 Class A-1 Advance Note registered in its name or in such other name as shall have been directed by such Funding Agent and stating that the principal amount thereof shall not exceed the Maximum Investor Group Principal Amount of the related Investor Group (or, in the case of a Series 2024-1 Class A-1 Advance Note that is an Uncertificated Note, a Confirmation of Registration with respect thereto), (b) each of the Swingline Lender and the L/C Provider shall have received a duly executed and authenticated Series 2024-1 Class A-1 Swingline Note or Series 2024-1 Class A-1 L/C Note, as applicable, registered in its name or in such other name as shall have been directed by it and stating that the principal amount thereof shall not exceed the Swingline Commitment or L/C Commitment, respectively (or, if either the initial Series 2024-1 Class A-1 Swingline Note or the initial Series 2024-1 Class A-1 L/C Note is an Uncertificated Note, a Confirmation of Registration with respect thereto), and (c) the Co-Issuers shall have paid all fees required to be paid by them under the Transaction Documents on the Series 2024-1 Closing Date, including all fees required hereunder.

SECTION 7.03 Conditions to Each Extension of Credit. The election of each Conduit Investor to fund, and the obligation of each Committed Note Purchaser to fund, any Borrowing on any day (including the initial Borrowing but excluding any Borrowings to repay Swingline Loans or L/C Obligations pursuant to Section 2.05, 2.06 or 2.08, as applicable), and the obligations of the Swingline Lender to fund any Swingline Loan (including the initial one) and of the L/C Provider to provide any Letter of Credit (including the initial one), respectively, shall be subject to the conditions precedent that on the date of such funding or provision, before and after giving effect thereto and to the application of any proceeds therefrom, the following statements shall be true (without regard to any waiver, amendment or other modification of this Section 7.03 or any definitions used herein consented to by the Control Party unless the Required Investor Groups have consented to such waiver, amendment or other modification for purposes of this Section 7.03); provided, however, that if a Rapid Amortization Event has occurred and been declared by the Control Party pursuant to Section 9.1(a), (b), (c) or (e) of the Base Indenture, or has occurred pursuant to Section 9.1(d) of the Base Indenture, consent to such waiver, amendment or other modification from all Investors (provided, that it shall not be the obligation of the Control Party to obtain such consent from the Investors) as well as the Control Party is required for purposes of this Section 7.03 (provided that if a Rapid Amortization Event under clause Section 9.1(d) of the Base Indenture has ceased to be in effect in accordance with the terms of (i) Section 3.6(b) of the Series 2024-1 Supplement or any similar provision in any other applicable Series Supplement with respect to each Series of Notes at issue, no consent of any Person shall be required for such Rapid Amortization Event to cease to be in effect for purposes of this Agreement or (ii) Section 3.6(b) of the Series 2024-1 Supplement or any similar provision in any other applicable Series Supplement with respect to each Series of Notes at issue, the written consent of each Investor shall be required for such Rapid Amortization Event to cease to be in effect for purposes of this Agreement); and provided, further, that if the second proviso to Section 9.01 is applicable to such waiver, amendment or other modification, then consent to such waiver, amendment or other modification from the Persons required by such proviso shall also be required for purposes of this Section 7.03):

(a) (i) the representations and warranties of the Co-Issuers set out in this Agreement and (ii) the representations and warranties of the Managers set out in this Agreement, in each such case, shall be true and correct (x) if qualified as to materiality or Material Adverse Effect, in all respects and (y) if not qualified as to materiality or Material Adverse Effect, in all material respects, as of the date of such funding or issuance, with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall have been true and correct (1) if qualified as to materiality or Material Adverse Effect, in all respects, and (2) if not so qualified, in all material respects as of such earlier date);

(b) no Default, Event of Default, Potential Rapid Amortization Event or Rapid Amortization Event shall be in existence at the time of, or after giving effect to, such funding or issuance;

(c) the DSCR as calculated as of the immediately preceding Quarterly Calculation Date shall not be less than 1.75x;

(d) in the case of any Borrowing, except to the extent an advance request is expressly deemed to have been delivered hereunder, a Co-Issuer shall have delivered or have been deemed to have delivered to the Administrative Agent an executed advance request in the form of Exhibit A-1 hereto with respect to such Borrowing (each such request, an “Advance Request” or a “Series 2024-1 Class A-1 Advance Request”);

(e) each representation and warranty made by the U.S. Manager (in its capacity as the U.S. Manager) in the U.S. Management Agreement is true and correct (a) if not qualified as to materiality or Material Adverse Effect, in all material respects and (b) if qualified as to materiality or Material Adverse Effect, in all respects as of the date of this Agreement and as of the date of each Advance made hereunder (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct (x) if qualified as to materiality or Material Adverse Effect, in all respects, and (y) if not so qualified, in all material respects as of such earlier date);

(f) each representation and warranty made by the Canadian Manager (in its capacity as the Canadian Manager) in the Canadian Management Agreement is true and correct (a) if not qualified as to materiality or Material Adverse Effect, in all material respects and (b) if qualified as to materiality or Material Adverse Effect, in all respects as of the date of this Agreement and as of the date of each Advance made hereunder (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct (x) if qualified as to materiality or Material Adverse Effect, in all respects, and (y) if not so qualified, in all material respects as of such earlier date);

(g) the Senior Notes Interest Reserve Amount (including any Senior Notes Interest Reserve Account Deficit Amount) will be funded and/or an Interest Reserve Letter of Credit will be maintained for such amount as of the date of such draw in the amounts required pursuant to the Indenture after giving effect to such draw; provided that a portion of the proceeds of such draw may be used to fund and/or maintain such Senior Notes Interest Reserve Amount;

(h) all Undrawn Commitment Fees, Administrative Agent Fees and L/C Quarterly Fees due and payable on or prior to the date of such funding or issuance shall have been paid in full; and

(i) all conditions to such extension of credit or provision specified in Section 2.02, 2.03, 2.06 or 2.07 of this Agreement, as applicable, shall have been satisfied.

The giving of any notice pursuant to Section 2.03, 2.06 or 2.07, as applicable, shall constitute a representation and warranty by the Co-Issuers and the Managers that all conditions precedent to such funding or provision have been satisfied or will be satisfied concurrently therewith.

ARTICLE VIII

COVENANTS

SECTION 8.01 Covenants. Each of the Co-Issuers and the Managers, severally, covenants and agrees that, until all Aggregate Unpaids have been paid in full and all Commitments, the Swingline Commitment and the L/C Commitment have been terminated, it will:

(a) Unless waived in writing by the Control Party in accordance with Section 9.7 of the Base Indenture, duly and timely perform all of its covenants (both affirmative and negative) and obligations under each Transaction Document to which it is a party;

(b) not amend, modify, waive or give any approval, consent or permission under any provision of the Base Indenture or any other Transaction Document to which it is a party unless any such amendment, modification, waiver or other action is in writing and made in accordance with the terms of the Base Indenture or such other Transaction Document, as applicable;

(c) reasonably concurrently with the time any report, notice or other document is provided to the Rating Agencies and/or the Trustee, or caused to be provided, by the Co-Issuers or the Managers under the Base Indenture (including, without limitation, under Sections 8.8, 8.9 and/or 8.10 thereof) or under the Series 2024-1 Supplement, provide the Administrative Agent (who shall promptly provide a copy thereof to the Lender Parties) with a copy of such report, notice or other document; provided, however, that neither the Managers nor the Co-Issuers shall have any obligation under this Section 8.01(c) to deliver to the Administrative Agent copies of any Quarterly Noteholders’ Reports that relate solely to a Series of Notes other than the Series 2024-1 Notes;

(d) once per calendar year, following reasonable prior notice from the Administrative Agent (the “Annual Inspection Notice”), and during regular business hours and without unreasonable interference with the business and operation of the Managers, permit any one or more of the Administrative Agent, any Funding Agent, the Swingline Lender or the L/C Provider, or any of their respective agents, representatives or permitted assigns, at the Co-Issuers’ expense, access (as a group, and not individually unless only one such Person desires such access) to the offices of the Managers, the Co-Issuers and the Guarantors, (i) to examine and make copies of and abstracts from all documentation relating to the Collateral on the same terms as are provided to the Trustee under Section 8.6 of the Base Indenture, and (ii) to visit the offices and properties of the Managers, the Co-Issuers and the Guarantors for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Collateral, or the administration and performance of the Base Indenture, the Series 2024-1 Supplement and the other Transaction Documents with any of the officers or employees of, the Managers, the Co-Issuers and/or the Guarantors, as applicable, having knowledge of such matters; provided, however, that upon the occurrence and continuation of a Potential Rapid Amortization Event, Rapid Amortization Event, Cash Trapping Period, Default or Event of Default, the Administrative Agent, any Funding Agent, the Swingline Lender or the L/C Provider, or any of their respective agents, representatives or permitted assigns, at the Co-Issuers’ expense may do any of the foregoing at any time during normal business hours and without advance notice; provided, further, that, in addition to any visits made pursuant to provision of an Annual Inspection Notice or during the continuation of a Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default, the Administrative Agent, any Funding Agent, the Swingline Lender or the L/C Provider, or any of their respective agents, representatives or permitted assigns, at their own expense, may do any of the foregoing at any time during normal business hours following reasonable prior notice with respect to the business of the Co-Issuers and/or the Guarantors; and provided, further, that the Funding Agents, the Swingline Lender and the L/C Provider will be permitted to provide input to the Administrative Agent with respect to the timing of delivery, and content, of the Annual Inspection Notice;

(e) not use the proceeds of any Advance, directly or indirectly, for the purpose of purchasing or carrying any “margin stock” (as such term is defined under the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof “Margin Stock”), for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any Margin Stock or for any other purpose which might cause the Advances under the Series 2024-1 Class A-1 Notes to be considered a “purpose credit” within the meaning of Regulation T, Regulation U or Regulation X;

(f) [reserved];

(g) promptly provide such additional financial and other information with respect to the Transaction Documents (other than Series Supplements and Transaction Documents relating solely to a Series of Notes other than the Series 2024-1 Notes), the Co-Issuers, the Managers or the Guarantors as the Administrative Agent may from time to time reasonably request; provided, however, that neither the Co-Issuers nor the Managers shall be required to produce reports or other information that they do not currently produce and which, in the reasonable judgment of the Managers, would be unreasonably expensive or burdensome to prepare or produce or for which the disclosure thereof would violate any applicable law, statute, rule, regulation, confidentiality provision or court order;

(h) deliver to the Administrative Agent (who shall promptly provide a copy thereof to the Lender Parties), the financial statements prepared pursuant to Section 4.1 of the Base Indenture at the same time as the delivery of such statements under the Base Indenture;

(i) not (i) permit the Co-Issuers to use the proceeds of any Borrowing under the Series 2024-1 Class A-1 Notes to pay, directly or indirectly, any distributions or dividends, as applicable, on the equity interests of any Person, or to repurchase the equity interests of any Person, in each case except as permitted pursuant to Section 8.18 of the Base Indenture or (ii) designate equity contributions as Retained Collections Contributions to the extent such equity contributions were funded with the proceeds of a Borrowing under the Series 2024-1 Class A-1 Notes;

(j) promptly following any change in the information included in the beneficial ownership certification (the “Beneficial Ownership Certification”) under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Rule”) that would result in a change to the list of beneficial owners or control parties identified in part (c) or (d) of such certification, the Co-Issuers or each Guarantor, as applicable, shall execute and deliver to the Administrative Agent an updated Beneficial Ownership Certification; and

(k) promptly following any request therefor, the Co-Issuers or each Guarantor, as applicable, shall deliver to the Administrative Agent all documentation and other information required by bank regulatory authorities requested by a Committed Note Purchaser for purposes of compliance with applicable “know your customer” requirements under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 (the “USA Patriot Act”), the Beneficial Ownership Rule or other applicable anti-money laundering laws, rules and regulations.

ARTICLE IX

MISCELLANEOUS PROVISIONS

SECTION 9.01 Amendments. No amendment to or waiver or other modification of any provision of this Agreement, nor consent to any departure therefrom by the Managers or the Co-Issuers, shall in any event be effective unless the same shall be in writing and signed by the Co-Issuers with the written consent of (A) the Administrative Agent and (B) other than in respect of amendments pursuant to Section 3.04, the Required Investor Groups; provided, however, that, in addition, (i) the prior written consent of each affected Investor shall be required in connection with any amendment, modification or waiver that (x) increases the amount of the Commitment of such Investor, extends the Commitment Termination Date or the Series 2024-1 Class A-1 Notes Renewal Date for such Investor, modifies the conditions to funding the Commitment or otherwise subjects such Investor to any increased or additional duties or obligations hereunder or in connection herewith (it being understood and agreed that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the aggregate Commitments shall not constitute an increase of the Commitments of any Lender Party), (y) reduces the amount or delays the timing of payment of any principal, interest, fees or other amounts payable to such Investor hereunder or (z) would have an effect comparable to any of those set forth in Section 13.2(a) of the Base Indenture that require the consent of each Noteholder or each affected Noteholder; (ii) any amendment, modification or waiver that affects the rights or duties of any of the Swingline Lender, the L/C Provider, the Administrative Agent or the Funding Agents shall require the prior written consent of such affected Person; and (iii) the prior written consent of each Investor, the Swingline Lender, the L/C Provider, the Administrative Agent and each Funding Agent shall be required in connection with any amendment, modification or waiver of this Section 9.01. For purposes of any provision of any other Indenture Document relating to any vote, consent, direction or the like to be given by the Series 2024-1 Class A-1 Noteholders, such vote, consent, direction or the like shall be given by the Holders of the Series 2024-1 Class A-1 Advance Notes only and not by the Holders of any Series 2024-1 Class A-1 Swingline Notes or Series 2024-1 Class A-1 L/C Notes except to the extent that such vote, consent, direction or the like is to be given by each affected Noteholder and the Holders of any Series 2024-1 Class A-1 Swingline Notes or Series 2024-1 Class A-1 L/C Notes would be affected thereby. In addition, the provisions of Section 6.01(k) may not be amended or waived without confirmation from S&P that the rating of the commercial paper notes of each Conduit Investor then rated by it will not be reduced or withdrawn as a result thereof. Each Series 2024-1 Class A-1 Noteholder hereby authorizes the Administrative Agent to consent to any amendment pursuant to Section 3.04.

Each Committed Note Purchaser will notify the Co-Issuers in writing whether or not it will consent to a proposed amendment, waiver or other modification of this Agreement and, if applicable, any condition to such consent, waiver or other modification. If a Committed Note Purchaser notifies the Co-Issuers in writing that such Committed Note Purchaser either (I) will not consent to an amendment to or waiver or other modification of any provision of this Agreement or (II) conditions its consent to such an amendment, waiver or other modification of any provision of this Agreement upon the payment of an amendment fee, the Co-Issuers may replace every member (but not any subset thereof) of such Committed Note Purchaser’s entire Investor Group by giving written notice to each member of such Investor Group and the Administrative Agent designating one or more Persons that are willing and able to purchase each member of such Investor Group’s rights and obligations under this Agreement for a purchase price that with respect to each such member of such Investor Group will equal the amount owed to each such member of such Investor Group with respect to the Series 2024-1 Class A-1 Advance Notes (whether arising under the Indenture, this Agreement, the Series 2024-1 Class A-1 Advance Notes or otherwise). Upon receipt of such written notice, each member of such Investor Group shall assign its rights and obligations under this Agreement pursuant to and in accordance with Sections 9.17(a), (b) and (c), as applicable, in consideration for such purchase price and at the reasonable expense of the Co-Issuers (including, without limitation, the reasonable documented fees and out-of-pocket expenses of counsel to each such member); provided, however, that no member of such Investor Group shall be obligated to assign any of its rights and obligations under this Agreement if the purchase price to be paid to such member is not at least equal to the amount owed to such member with respect to the Series 2024-1 Class A-1 Advance Notes (whether arising under the Indenture, this Agreement, the Series 2024-1 Class A-1 Advance Notes or otherwise). In addition, notwithstanding the terms of Section 2.05, the Co-Issuers may also effect a permanent reduction in the Series 2024-1 Class A-1 Notes Maximum Principal Amount and a corresponding reduction in the Commitment Amount solely of such Committed Note Purchaser and Maximum Investor Group Principal Amount solely of such Investor Group on a non-ratable basis; provided that (i) any such reduction will be limited to the undrawn portion of such Commitments, although any such reduction may be combined with a Voluntary Decrease effected pursuant to and in accordance with Section 2.2(b) of the Series 2024-1 Supplement, applied solely with respect to such Committed Note Purchaser and such Investor Group.

The Co-Issuers and the Lender Parties shall negotiate any amendments, waivers, consents, supplements or other modifications to this Agreement or the other Transaction Documents that require the consent of the Lender Parties in good faith, and any consent required to be given by the Lender Parties shall not be unreasonably denied, conditioned or delayed. Pursuant to Section 9.05(a), the Lender Parties shall be entitled to reimbursement by the Co-Issuers for the reasonable expenses incurred by the Lender Parties in reviewing and approving any such amendment, waiver, consent, supplement or other modification to this Agreement or any Transaction Document.

SECTION 9.02 No Waiver; Remedies. Any waiver, consent or approval given by any party hereto shall be effective only in the specific instance and for the specific purpose for which given, and no waiver by a party of any breach or default under this Agreement shall be deemed a waiver of any other breach or default. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder, or any abandonment or discontinuation of steps to enforce the right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 9.03 Binding on Successors and Assigns.

(a) This Agreement shall be binding upon, and inure to the benefit of, the Co-Issuers, the Managers, the Lender Parties, the Funding Agents, the Administrative Agent and their respective successors and assigns; provided, however, that none of the Co-Issuers nor the Managers may assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise other than in connection with a merger between Securitization Entities permitted by the Transaction Documents) without the prior written consent of each Lender Party (other than any Defaulting Investor); provided, further, that nothing herein shall prevent the Co-Issuers from assigning their rights (but none of their duties or liabilities) to the Trustee under the Base Indenture and the

Series 2024-1 Supplement; and provided, further that none of the Lender Parties may transfer, pledge, assign, sell participations in or otherwise encumber its rights or obligations hereunder or in connection herewith or any interest herein except as permitted under Section 6.03, Section 9.17 and this Section 9.03. Nothing expressed herein is intended or shall be construed to give any Person other than the Persons referred to in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement except as provided in Section 9.16.

(b) Notwithstanding any other provision set forth in this Agreement, each Investor may at any time grant to one or more Program Support Providers a participating interest in or lien on such Investor’s interests in the Advances made hereunder and such Program Support Provider, with respect to its participating interest, shall be entitled to the benefits granted to such Investor under this Agreement. Each Investor that grants to one or more Persons, including, without limitation, a Program Support Providers or Conduit Investor a participating interest in such Investor’s interests in the Advances shall, acting solely for this purpose as a non-fiduciary agent of the Co-Issuers, maintain a register on which it enters the name and address of such Person and the principal amounts (and stated interest) of each Person’s interest in the Advances (the “Participant Register”); provided that no Investor shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Person, or any information relating to a Person’s interest in the Advances) to any Person except to the extent that such disclosure is necessary to establish that such interest is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations (and any such successor United States Treasury Regulations). The entries in the Participant Register shall be conclusive absent manifest error, and such Investor shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. In addition, any Investor may at any time sell participations to any Person in all or a portion of such Investor’s rights and/or obligations under this Agreement, the Series 2024-1 Class A-1 Notes and the Advances made thereunder and, in connection therewith, any other Transaction Document to which it is a party, and such participant, with respect to its participating interest, shall be entitled to the benefits granted to such Investor under this Agreement; provided that (i) such Investor’s obligations under this Agreement shall remain unchanged, (ii) such Investor shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Co-Issuers, the Administrative Agent, the Swingline Lender, the L/C Provider and each other Investor shall continue to deal solely and directly with such Investor in connection with such Investor’s rights and obligations under this Agreement; provided, however, that no participation pursuant to this Section 9.03 shall be made to a Competitor or a Defaulting Investor. Any agreement or instrument pursuant to which an Investor sells such a participation shall provide that such Investor shall retain the sole right to enforce this Agreement and any other Transaction Documents and to approve any amendment, modification or waiver of any provision of this Agreement and any other Transaction Documents; provided that such agreement or instrument may provide that the prior written consent of each affected Participant shall be required in connection with any amendment, modification or waiver that would have an effect comparable to any of those set forth in Section 13.2(a) of the Base Indenture or Section 9.01 hereof that require the consent of each Noteholder or each affected Noteholder.

(c) In addition to its rights under Section 9.17, each Conduit Investor may at any time assign its rights in the Series 2024-1 Class A-1 Advance Notes (and its rights hereunder and under the Transaction Documents) to its related Committed Note Purchaser or, subject to Section 6.03 and Section 9.17, its related Program Support Provider or any Affiliate of any of the foregoing, in each case in accordance with the applicable provisions of the Indenture. Furthermore, each Conduit Investor may at any time grant a security interest in and lien on, all or any portion of its interests under this Agreement, its Series 2024-1 Class A-1 Advance Note and all Transaction Documents to (i) its related Committed Note Purchaser, (ii) its Funding Agent, (iii) any Program Support Provider who, at any time now or in the future, provides program liquidity or credit enhancement, including, without limitation, an insurance policy for such Conduit Investor relating to the Commercial Paper or the Series 2024-1 Class A-1 Advance Notes, (iv) any other Person who, at any time now or in the future, provides liquidity or credit enhancement for the Conduit Investors, including, without limitation, an insurance policy relating to the Commercial Paper or the Series 2024-1 Class A-1 Advance Notes; (v) any collateral trustee or collateral agent for any of the foregoing or (vi) a trustee or collateral agent for the benefit of the holders of the commercial paper notes or other senior indebtedness of such Conduit Investor appointed pursuant to such Conduit Investor’s program documents; provided, however, that any such security interest or lien shall be released upon assignment of its Series 2024-1 Class A-1 Advance Note to its related Committed Note Purchaser. Each Committed Note Purchaser may assign its Commitment, or all or any portion of its interest under its Series 2024-1 Class A-1 Advance Note, this Agreement and the Transaction Documents to any Person to the extent permitted by Section 9.17. Notwithstanding any other provisions set forth in this Agreement, each Committed Note Purchaser may at any time create a security interest in all or any portion of its rights under this Agreement, its Series 2024-1 Class A-1 Advance Note and the Transaction Documents in favor of any Federal Reserve Bank in accordance with Regulation A of the F.R.S. Board or any similar foreign entity.

SECTION 9.04 Survival of Agreement. All covenants, agreements, representations and warranties made herein and in the Series 2024-1 Class A-1 Notes delivered pursuant hereto shall survive the making and the repayment of the Advances, the Swingline Loans and the Letters of Credit and the execution and delivery of this Agreement and the Series 2024-1 Class A-1 Notes and shall continue in full force and effect until all interest on and principal of the Series 2024-1 Class A-1 Notes, and all other Obligations owed to the Lender Parties, the Funding Agents and the Administrative Agent hereunder and under the Series 2024-1 Supplement have been paid in full (other than as described in the following sentence), all Letters of Credit have expired or been fully cash collateralized in accordance with the terms of this Agreement and the Commitments, the Swingline Commitment and the L/C Commitment have been terminated, including as a result of the satisfaction and discharge of the Indenture pursuant to Article XII of the Base Indenture. In addition, the obligations of the Co-Issuers and the Lender Parties under Sections 3.05, 3.06, 3.07, 3.08, 9.05, 9.10 and 9.11 shall survive the termination of this Agreement.

SECTION 9.05 Payment of Costs and Expenses; Indemnification.

(a) Payment of Costs and Expenses. The Co-Issuers and the Guarantors jointly and severally agree to pay (by depositing such amounts into the applicable Collection Account to be distributed subject to and in accordance with the Priority of Payments), on the Series 2024-1 Closing Date (if invoiced at least one (1) Business Day prior to such date) or on or before five (5) Business Days after written demand (in all other cases), all reasonable documented out-of-pocket expenses of the Administrative Agent, each initial Funding Agent and each initial Lender Party (including the reasonable fees and out-of-pocket expenses of one counsel to each of the foregoing, if any, as well as the fees and expenses of the Rating Agencies) in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and of each other Transaction Document, including schedules and exhibits, whether or not the transactions contemplated hereby or thereby are consummated, and (ii) any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Transaction Document as may from time to time hereafter be proposed by the Managers or the Securitization Entities. The Co-Issuers and the Guarantors further jointly and severally agree to pay, subject to and in accordance with the Priority of Payments, and to hold the Administrative Agent, each Funding Agent and each Lender Party harmless from all liability for (x) any breach by the Co-Issuers of their obligations under this Agreement, (y) all reasonable documented out-of-pocket costs incurred by the Administrative Agent, such Funding Agent or such Lender Party in enforcing this Agreement or in connection with the negotiation of any restructuring or “work-out”, whether or not consummated, of the Transaction Documents and (z) any Non-Excluded Taxes that may be payable in connection with (1) the execution or delivery of this Agreement, (2) any Borrowing or Swingline Loan hereunder, (3) the issuance of the Series 2024-1 Class A-1 Notes, (4) any Letter of Credit hereunder or (5) any other Transaction Documents. The Co-Issuers and the Guarantors also jointly and severally agree to reimburse, subject to and in accordance with the Priority of Payments, the Administrative Agent, such Funding Agent and Lender Party upon demand for all reasonable documented out-of-pocket expenses incurred by the Administrative Agent, such Funding Agent and such Lender Party in connection with the enforcement of this Agreement or any other Transaction Documents. Notwithstanding the foregoing, other than in connection with a sale or assignment pursuant to Section 9.18(a), the Co-Issuers and/or the Guarantors shall have no obligation to reimburse any Lender Party for any of the fees and/or expenses incurred by such Lender Party with respect to its sale or assignment of all or any part of its respective rights and obligations under this Agreement and the Series 2024-1 Class A-1 Notes pursuant to Section 9.03 or Section 9.17.

(b) Indemnification of the Lender Parties. In consideration of the execution and delivery of this Agreement by the Lender Parties, the Co-Issuers and the Guarantors hereby agree to jointly and severally indemnify and hold each Lender Party, each Funding Agent and the Administrative Agent (each in its capacity as such and to the extent not otherwise reimbursed by the Co-Issuers or Guarantors and without limiting the obligation of the Co-Issuers or the Guarantors to do so) and each of their officers, directors, employees, affiliates and agents (collectively, the “Indemnified Parties”) harmless (by depositing such amounts into the applicable Collection Account to be distributed subject to and in accordance with the Priority of Payments) from and against any and all actions, causes of action, suits, losses, liabilities and damages, and reasonable documented costs and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the issuance and sale of the Series 2024-1 Class A-1 Notes), including reasonable documented attorneys’ fees and disbursements (collectively, the “Indemnified Liabilities”), incurred by the Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to:

(i) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Advance, Swingline Loan or Letter of Credit; or

(ii) the entering into and performance of this Agreement and any other Transaction Document by any of the Indemnified Parties, including, for the avoidance of doubt, the consent by the Lender Parties set forth in Section 9.19;

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party’s gross negligence or willful misconduct or breach of representations set forth herein as determined by a final, non-appealable judgment of a court of competent jurisdiction. If and to the extent that the forgoing undertaking may be unenforceable for any reason, the Co-Issuers and the Guarantors hereby jointly and severally agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. The indemnity set forth in this Section 9.05(b) shall in no event include indemnification for special, punitive, consequential or indirect damages of any kind or for any Class A-1 Taxes which shall be covered by (or expressly excluded from) the indemnification provided in Section 3.08 or for any transfer Class A-1 Taxes with respect to its sale or assignment of all or any part of its respective rights and obligations under this Agreement and the Series 2024-1 Class A-1 Notes pursuant to Section 9.17. The Co-Issuers shall give notice to the Rating Agencies of any claim for Indemnified Liabilities made under this Section 9.05(b).

(c) Indemnification of the Administrative Agent and each Funding Agent. In consideration of the execution and delivery of this Agreement by the Administrative Agent and the related Funding Agent, each Committed Note Purchaser, ratably according to its respective Commitment, hereby agrees to indemnify and hold the Administrative Agent and each of its officers, directors, employees, affiliates and agents (collectively, the “Administrative Agent Indemnified Parties”) and such Funding Agent and each of its officers, directors, employees and agents (collectively, the “Funding Agent Indemnified Parties,” and together with the Administrative Agent Indemnified Parties, the “Applicable Agent Indemnified Parties”) harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and reasonable costs and expenses incurred in connection therewith (solely to the extent not reimbursed by or on behalf of the Co-Issuers or the Guarantors) (irrespective of whether any such Applicable Agent Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the issuance and sale of the Series 2024-1 Class A-1 Notes), including reasonable attorneys’ fees and disbursements (collectively, the “Applicable

Agent Indemnified Liabilities”), incurred by the Applicable Agent Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to the entering into and performance of this Agreement and any other Transaction Document by any of the Applicable Agent Indemnified Parties, except for any such Applicable Agent Indemnified Liabilities arising for the account of a particular Applicable Agent Indemnified Party by reason of the relevant Applicable Agent Indemnified Party’s gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Committed Note Purchaser, ratably according to its respective Commitment, hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Applicable Agent Indemnified Liabilities that is permissible under applicable law. The indemnity set forth in this Section 9.05(c) shall in no event include indemnification for consequential or indirect damages of any kind or for any Class A-1 Taxes which shall be covered by (or expressly excluded from) the indemnification provided in Section 3.08.

SECTION 9.06 Characterization as Transaction Document; Entire Agreement. This Agreement shall be deemed to be a Transaction Document for all purposes of the Base Indenture and the other Transaction Documents. This Agreement, together with the Base Indenture, the Series 2024-1 Supplement, the documents delivered pursuant to Article VII and the other Transaction Documents, including the exhibits and schedules thereto, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

SECTION 9.07 Notices. All notices, amendments, waivers, consents and other communications provided to any party hereto under this Agreement shall be in writing and addressed, delivered or transmitted to such party at its address or e-mail address set forth below its signature hereto, in the case of the Co-Issuers or the Managers, or on Schedule II, in the case of the Lender Parties, the Administrative Agent and the Funding Agents, or in each case at such other address or e-mail address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by e-mail, shall be deemed given when received.

SECTION 9.08 Severability of Provisions. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement.

SECTION 9.09 Tax Characterization(a) . (a) Each party to this Agreement (i) acknowledges that it is the intent of the parties to this Agreement that, for accounting purposes and for all federal, state and local income and franchise tax purposes, the Series 2024-1 Class A-1 Notes will be treated as evidence of indebtedness, (ii) agrees to treat the Series 2024-1 Class A-1 Notes for all such purposes as indebtedness and (iii) agrees that the provisions of the Transaction Documents shall be construed to further these intentions.

(b) Each Series 2024-1 Class A-1 Noteholder shall, acting solely for this purpose as an agent of the Co-Issuers, maintain a register on which it enters the name and address of each related Lender Party (and, if applicable, Program Support Provider) and the applicable portions of the Series 2024-1 Class A-1 Outstanding Principal Amount (and stated interest) with respect to such Series 2024-1 Class A-1 Noteholder of each Lender Party (and, if applicable, Program Support Provider) that has an interest in such Series 2024-1 Class A-1 Noteholder’s Series 2024-1 Class A-1 Notes (the “Series 2024-1 Class A-1 Notes Register”); provided that no Series 2024-1 Class A-1 Noteholder shall have any obligation to disclose all or any portion of the Series 2024-1 Class A-1 Notes Register to any Person except to the extent such that such disclosure is necessary to establish that such Series 2024-1 Class A-1 Notes are in registered form under Section 5f.103-1(c) of the U.S. Treasury regulations.

SECTION 9.10 No Proceedings; Limited Recourse.

(a) The Securitization Entities. Each of the parties hereto (other than the Co-Issuers) hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of the last maturing Note issued by the Co-Issuers pursuant to the Base Indenture, it will not institute against, or join with any other Person in instituting against, any Securitization Entity, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law, all as more particularly set forth in Section 14.13 of the Base Indenture and subject to any retained rights set forth therein; provided, however, that nothing in this Section 9.10(a) shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to this Agreement, the Series 2024-1 Supplement, the Base Indenture or any other Transaction Document. In the event that a Lender Party (solely in its capacity as such) takes action in violation of this Section 9.10(a), each affected Securitization Entity shall file or cause to be filed an answer with the bankruptcy court or otherwise properly contest or cause to be contested the filing of such a petition by any such Person against such Securitization Entity or the commencement of such action and raise or cause to be raised the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. Nothing contained herein shall preclude participation by a Lender Party in the assertion or defense of its claims in any such proceeding involving any Securitization Entity. The obligations of the Co-Issuers under this Agreement are solely the limited liability company or corporate, as the case may be, obligations of the Co-Issuers.

(b) The Conduit Investors. Each of the parties hereto hereby covenants and agrees that it will not, prior to the date that is one year and one day after the payment in full of all Commercial Paper or other debt securities or instruments issued by a Conduit Investor, institute against, or join with any other Person in instituting against, such Conduit Investor, any bankruptcy, reorganization, arrangement, insolvency, examination or liquidation proceedings, or other proceedings under any federal or state (or any other jurisdiction with authority over such Conduit Investor) bankruptcy or similar law; provided, however, that, subject to Section 9.10(d), nothing in this Section 9.10(b) shall constitute a waiver of any right to indemnification, reimbursement or other payment from such Conduit Investor pursuant to this Agreement, the Series 2024-1 Supplement, the Base Indenture or any other Transaction Document. In the event that any such party takes action in violation of this Section 9.10(b), such related Conduit Investor may file an answer with the bankruptcy court or otherwise properly contest or cause to be contested the filing of such a petition by any such party against such Conduit Investor or the commencement of such action and raise or cause to be raised the defense that such party has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. Nothing contained herein shall preclude participation by any of the Securitization Entities, the Managers or a Lender Party in assertion or defense of its claims in any such proceeding involving a Conduit Investor. Subject to Section 9.10(d), the obligations of the Conduit Investors under this Agreement are solely the corporate obligations of the Conduit Investors. No recourse shall be had for the payment of any amount owing in respect of this Agreement, including any obligation or claim arising out of or based upon this Agreement, against any stockholder, employee, officer, agent, director, member, affiliate or incorporator (or Person similar to an incorporator under state business organization laws) of any Conduit Investor; provided, however, nothing in this Section 9.10(b) shall relieve any of the foregoing Persons from any liability that any such Person may otherwise have for its gross negligence, bad faith or willful misconduct.

(c) [Reserved].

(d) Notwithstanding any provisions contained in this Agreement to the contrary, no Conduit Investor shall be obligated to pay any fees, costs, indemnified amounts or expenses due pursuant to this Agreement (“Conduit Investor Amounts”) other than in accordance with the order of priorities set out in such Conduit Investor’s commercial paper program documents and all payment obligations of each Conduit Investor hereunder are contingent on the availability of funds received pursuant to this Agreement or the Notes and in excess of the amounts necessary to pay its commercial paper notes; provided, however, that each Committed Note Purchaser shall pay any Conduit Investor Amounts, on behalf of any Conduit Investor in such Committed Note Purchaser’s Investor Group, as and when due hereunder, to the extent that such Conduit Investor is precluded by its commercial paper program documents from paying such Conduit Investor Amounts in accordance with this Agreement. Any such amount which any Conduit Investor does not pay pursuant to the operation of the preceding sentence shall not constitute a claim against or corporate obligation of such Conduit Investor for any such insufficiency unless and until funds received pursuant to this Agreement or the Notes are available for the payment of such amounts as aforesaid.

(e) The provisions of this Section 9.10 shall survive the termination of this Agreement.

SECTION 9.11 Confidentiality. Each Lender Party, Funding Agent and the Administrative Agent agrees that it shall not disclose any Confidential Information to any Person without the prior written consent of the Managers and the Co-Issuers, other than (a) to their Affiliates, and their Affiliates’ officers, directors, employees, managers, administrators, trustees, agents and advisors, including, without limitation, legal counsel and accountants (it being understood that the Person to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep it confidential), (b) to actual or prospective assignees and participants, and then only on a confidential basis (after obtaining such actual or prospective assignee’s or participant’s agreement to keep such Confidential Information confidential in a manner substantially similar to this Section 9.11), (c) as requested by a Governmental Authority or self-regulatory organization or required by any law, rule or regulation or judicial process of which the Co-Issuers or the Managers, as the case may be, has knowledge; provided that each Lender Party, Funding Agent and the Administrative Agent may disclose Confidential Information as requested by a Governmental Authority or self-regulatory organization or required by any law, rule or regulation or judicial process of which the Co-Issuers or the Managers, as the case may be, does not have knowledge if such Lender Party, Funding Agent or Administrative Agent is prohibited by law, rule or regulation from disclosing such requirement to the Co-Issuers or the Managers, as the case may be, (d) to (x) Program Support Providers and (y) any trustee or collateral agent for the benefit of the holders of the commercial paper notes or other senior indebtedness of a Conduit Investor appointed pursuant to such Conduit Investor’s program documents (after, in each case, obtaining such Person’s agreement to keep such Confidential Information confidential in a manner substantially similar to this Section 9.11), (e) to any rating agency providing a rating for any Series or Class of Notes or any Conduit Investor’s debt, (f) to any Person acting as a placement agent, dealer or investor with respect to any Conduit Investor’s commercial paper (provided that any Confidential Information provided to any such placement agent, dealer or investor does not reveal the identity of the Co-Issuers or any of their Affiliates and is confined to information of the type that is typically provided to such entities by asset-backed commercial paper conduits), or (g) in the course of litigation with the Co-Issuers or the Managers; provided that (in the case of any disclosure under foregoing clause (c) the disclosing party will, to the extent permitted by applicable law, give reasonable notice of such disclosure requirement to the Co-Issuers and the Managers prior to disclosure of the Confidential Information, and will disclose only that portion of the Confidential Information that is necessary to comply with such requirement in a manner reasonably designed to maintain the confidentiality thereof; and provided, further, that no such notice shall be required for any disclosure by the Administrative Agent and/or its affiliates to regulatory authorities asserting jurisdiction in connection with an examination of any such party in the normal course.

“Confidential Information” means information that any of the Co-Issuers, Guarantors or the Managers furnishes to a Lender Party, but does not include (i) any such information that is or becomes generally available to the public other than as a result of a disclosure in violation of this Section 9.11 or a disclosure by a Person to which a Lender Party, a Funding Agent or the Administrative Agent delivered such information, (ii) any such information that was in the possession of a Lender Party prior to its being furnished to such Lender Party by the Co-Issuers or the Managers, or (iii) any such information that is or becomes available to a Lender Party from a source other than the Co-Issuers or the Managers; provided that with respect to clauses (ii) and (iii) herein, such source is not (x) known to a Lender Party to be bound by a confidentiality agreement with the Co-Issuers or the Managers, as the case may be, with respect to the information or (y) known to a Lender Party to be otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation.

SECTION 9.12 GOVERNING LAW; CONFLICTS WITH INDENTURE. THIS AGREEMENT AND ALL MATTERS ARISING UNDER OR IN ANY MANNER RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW. IN THE EVENT OF ANY CONFLICTS BETWEEN THIS AGREEMENT AND THE INDENTURE, THE INDENTURE SHALL GOVERN.

SECTION 9.13 JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY OF THE PARTIES HEREUNDER WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR (TO THE EXTENT PERMITTED BY LAW) FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREUNDER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HEREUNDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION 9.13 ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

SECTION 9.14 WAIVER OF JURY TRIAL. ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT.

SECTION 9.15 Counterparts. This Agreement may be executed in any number of counterparts (which may include electronic transmission of counterparts) and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument. For purposes of this Agreement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Administrative Agent is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Administrative Agent shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Administrative Agent including, without limitation, the risk of the Administrative Agent acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties (except to the extent such action results from gross negligence, willful misconduct or fraud by the Administrative Agent). Any requirement in this Agreement that is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. Notwithstanding anything to the contrary in this Agreement, any and all communications (both text and attachments) by or from the Administrative Agent that the Administrative Agent in its sole discretion deem to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.

SECTION 9.16 Third Party Beneficiary. The Trustee, on behalf of the Secured Parties, and the Control Party are express third party beneficiaries of this Agreement.

SECTION 9.17 Assignment.

(a) Subject to Sections 6.03 and 9.17(f), any Committed Note Purchaser may at any time sell or assign all or any part of its rights and obligations under this Agreement, the Series 2024-1 Class A-1 Advance Notes and, in connection therewith, any other Transaction Documents to which it is a party, with the prior written consent (not to be unreasonably withheld or delayed) of the Co-Issuers, the Swingline Lender and the L/C Provider, to one or more financial institutions (an “Acquiring Committed Note Purchaser”) pursuant to an assignment and assumption agreement, substantially in the form of Exhibit B (the “Assignment and Assumption Agreement”), executed by such Acquiring Committed Note Purchaser, such assigning Committed Note Purchaser, the Funding Agent with respect to such Committed Note Purchaser, the Co-Issuers, the Swingline Lender and the L/C Provider and delivered to the Administrative Agent; provided that no consent of the Co-Issuers shall be required for an assignment to another Committed Note Purchaser or any Affiliate of a Committed Note Purchaser or if a Rapid Amortization Event or an Event of Default has occurred and is continuing; provided, further, that no assignment pursuant to this Section 9.17 shall be made to a Competitor.

(b) Without limiting the foregoing, subject to Sections 6.03 and 9.17(f), each Conduit Investor may assign all or a portion of the Investor Group Principal Amount with respect to such Conduit Investor and its rights and obligations under this Agreement, the Series 2024-1 Class A-1 Advance Notes and, in connection therewith, any other Transaction Documents to which it is a party to a Conduit Assignee with respect to such Conduit Investor, without the prior written consent of the Co-Issuers. Upon such assignment by a Conduit Investor to a Conduit Assignee, (i) such Conduit Assignee shall be the owner of the Investor Group Principal Amount or such portion thereof with respect to such Conduit Investor, (ii) the related administrative or managing agent for such Conduit Assignee will act as the Funding Agent for such Conduit Assignee hereunder, with all corresponding rights and powers, express or implied, granted to the Funding Agent hereunder or under the other Transaction Documents, (iii) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties, in each case relating to the Commercial Paper and/or the Series 2024-1 Class A-1 Advance Notes, shall have the benefit of all the rights and protections provided to such Conduit Investor herein and in the other Transaction Documents (including, without limitation, any limitation on recourse against such Conduit Assignee as provided in this paragraph), (iv) such Conduit Assignee shall assume all of such Conduit Investor’s obligations, if any, hereunder or under the Base Indenture or under any other Transaction Document with respect to such portion of the Investor Group Principal Amount and such Conduit Investor shall be released from such obligations, (v) all distributions in respect of the Investor Group Principal Amount or such portion thereof with respect to such Conduit Investor shall be made to the applicable Funding Agent on behalf of such Conduit Assignee, (vi) the definition of the term “CP Funding Rate” with respect to the portion of the Investor Group Principal Amount with respect to such Conduit Investor, as applicable, funded or maintained with commercial paper issued by such Conduit Assignee from time to time shall be determined in the manner set forth in the definition of “CP Funding Rate” applicable to such Conduit Assignee on the basis of the interest rate or discount applicable to Commercial Paper issued by or for the benefit of such Conduit Assignee (rather than any other Conduit Investor), (vii) the defined terms and other terms and provisions of this Agreement and the other Transaction Documents shall be interpreted in accordance with the foregoing, and (viii) if requested by the Funding Agent with respect to such Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Funding Agent may reasonably request to evidence and give effect to the foregoing. No assignment by any Conduit Investor to a Conduit Assignee of all or any portion of the Investor Group Principal Amount with respect to such Conduit Investor shall in any way diminish the obligation of the Committed Note Purchasers in the same Investor Group as such Conduit Investor under Section 2.02 to fund any Increase not funded by such Conduit Investor or such Conduit Assignee.

(c) Subject to Sections 6.03 and 9.17(f), any Conduit Investor and the related Committed Note Purchaser(s) may at any time sell all or any part of their respective rights and obligations under this Agreement, the Series 2024-1 Class A-1 Advance Notes and, in connection therewith, any other Transaction Documents to which it is a party, with the prior written consent (not to be unreasonably withheld or delayed) of the Co-Issuers, the Swingline Lender and the L/C Provider, to a multi-seller commercial paper conduit, whose commercial paper is rated at least “A-1” (or then equivalent grade) from S&P, and one or more financial institutions providing support to such multi-seller commercial paper conduit (an “Acquiring Investor Group”) pursuant to a transfer supplement, substantially in the form of Exhibit C (the “Investor Group Supplement” or the “Series 2024-1 Class A-1 Investor Group Supplement”), executed by such Acquiring Investor Group, the Funding Agent with respect to such Acquiring Investor Group (including the Conduit Investor and the Committed Note Purchasers with respect to such Investor Group), such assigning Conduit Investor and the Committed Note Purchasers with respect to such Conduit Investor, the Funding Agent with respect to such assigning Conduit Investor and Committed Note Purchasers, the Co-Issuers, the Swingline Lender and the L/C Provider and delivered to the Administrative Agent; provided that no consent of the Co-Issuers shall be required for an assignment to another Committed Note Purchaser or any Affiliate of a Committed Note Purchaser and its related Conduit Investor or if a Rapid Amortization Event or an Event of Default has occurred and is continuing. For the avoidance of doubt, this Section 9.17(c) is intended to permit and provide for (i) assignments from a Committed Note Purchaser to a Conduit Investor in a different Investor Group and (ii) assignments from a Conduit Investor to a Committed Note Purchaser in a different Investor group, and, in each of (i) and (ii), Exhibit C shall be revised to reflect such assignments.

(d) Subject to Sections 6.03 and 9.17(f), the Swingline Lender may at any time assign all its rights and obligations hereunder and under the Series 2024-1 Class A-1 Swingline Note, in whole but not in part, with the prior written consent of the Co-Issuers and the Administrative Agent, which consent shall not be unreasonably withheld or delayed, to a financial institution pursuant to an agreement with, and in form and substance reasonably satisfactory to, the Administrative Agent and the Co-Issuers, whereupon the assignor shall be released from its obligations hereunder; provided that no consent of the Co-Issuers shall be required if a Rapid Amortization Event or an Event of Default has occurred and is continuing; provided, further, that the prior written consent of each Funding Agent (other than any Funding Agent with respect to which all of the Committed Note Purchasers in such Funding Agent’s Investor Group are Defaulting Investors), which consent shall not be unreasonably withheld or delayed, shall be required if such financial institution is not a Committed Note Purchaser.

(e) Subject to Sections 6.03 and 9.17(f), the L/C Provider may at any time assign all or any portion of its rights and obligations hereunder and under the Series 2024-1 Class A-1 L/C Note with the prior written consent of the Co-Issuers and the Administrative Agent, which consent shall not be unreasonably withheld or delayed, to a financial institution pursuant to an agreement with, and in form and substance reasonably satisfactory to, the Administrative Agent and the Co-Issuers, whereupon the assignor shall be released from its obligations hereunder to the extent so assigned; provided that no consent of the Co-Issuers shall be required if a Rapid Amortization Event or an Event of Default has occurred and is continuing.

(f) Any assignment of the Series 2024-1 Class A-1 Notes shall be made in accordance with the applicable provisions of the Indenture.

SECTION 9.18 Defaulting Investors. (a) The Co-Issuers may, at their sole expense and effort, upon notice to such Defaulting Investor and the Administrative Agent, (i) require any Defaulting Investor to sell all of its rights, obligations and commitments under this Agreement, the Series 2024-1 Class A-1 Notes and, in connection therewith, any other Transaction Documents to which it is a party, to an assignee; provided that (x) such assignment is made in compliance with Section 9.17 and (y) such Defaulting Investor shall have received from such assignee an amount equal to such Defaulting Investor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount of such Defaulting Investor and all accrued interest thereon, accrued fees and all other amounts payable to such Defaulting Investor hereunder or (ii) remove any Defaulting Investor as an Investor by paying to such Defaulting Investor an amount equal to such Defaulting Investor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount of such Defaulting Investor and all accrued interest thereon, accrued fees and all other amounts payable to such Defaulting Investor hereunder. “Defaulting Investor” means any Investor that has (w) failed to make a payment required to be made by it under the terms of this Agreement within one Business Day of the day such payment is required to be made by such Investor thereunder, (x) notified the Administrative Agent in writing that it does not intend to make any payment required to be made by it under the terms of this Agreement within one Business Day of the day such payment is required to be made by such Investor thereunder, (y) become the subject of an Event of Bankruptcy or (z) become the subject of a Bail-In Action (as such term is defined in Section 9.21 hereof).

(b) In the event that a Defaulting Investor desires to sell all or any portion of it’s rights, obligations and commitments under this Agreement, the Series 2024-1 Class A-1 Notes and, in connection therewith, any other Transaction Documents to which it is a party, to an unaffiliated third party assignee for an amount less than 100% (or, if only a portion of such rights, obligations and commitments are proposed to be sold, such portion) of such Defaulting Investor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount of such Defaulting Investor and all accrued interest thereon, accrued fees and all other amounts payable to such Defaulting Investor hereunder, such Defaulting Investor shall promptly notify the Co-Issuers of the proposed sale (the “Sale Notice”). Each Sale Notice shall certify that such Defaulting Investor has received a firm offer from the prospective unaffiliated third party and shall contain the material terms of the proposed sale, including, without limitation, the purchase price of the proposed sale and the portion of such Defaulting Investor’s rights, obligations and commitments proposed to be sold. The Co-Issuers and any of their respective Affiliates shall have an option for a period of three (3) Business Days from the date the Sale Notice is given to elect to purchase such rights, obligations and commitments at the same price and subject to the same material terms as described in the Sale Notice. The Co-Issuers or any of their respective Affiliates may exercise such purchase option by notifying such Defaulting Investor before expiration of such three (3) Business Days period that it wishes to purchase all (but not a portion) of the rights, obligations and commitments of such Defaulting Investor proposed to be sold to such unaffiliated third party. If the Co-Issuers or any of their Affiliates give notice to such Defaulting Investor that they desire to purchase such rights, obligations and commitments, the Co-Issuers or such Affiliate shall promptly pay the purchase price to such Defaulting Investor. If the Co-Issuers or any of their respective Affiliates do not respond to any Sale Notice within such three (3) Business Days period, the Co-Issuers and their respective Affiliates shall be deemed not to have exercised such purchase option.

(c) Notwithstanding anything to the contrary contained in this Agreement, if any Investor becomes a Defaulting Investor, then, until such time as such Investor is no longer a Defaulting Investor, to the extent permitted by applicable law:

(i) Such Defaulting Investor’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.01.

(ii) Any payment of principal, interest, fees or other amounts payable to the account of such Defaulting Investor (whether voluntary or mandatory, at maturity or otherwise) shall be applied (and the Co-Issuers shall instruct the Trustee to apply such amounts) as follows: first, to the payment on a pro rata basis of any amounts owing by such Defaulting Investor to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Investor to the L/C Provider or the Swingline Lender hereunder; third, to provide cash collateral to the L/C Provider in accordance with Section 4.03(b) in an amount equal to the amount of Undrawn L/C Face Amounts at such time multiplied by the Commitment Percentage of such Defaulting Investor’s Investor Group multiplied by the Committed Note Purchaser Percentage of such Defaulting Investor; fourth, as the Co-Issuers may request (so long as no Default or Event of Default exists), to the funding of any Advance in respect of which such Defaulting Investor has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Co-Issuers, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Investor’s potential future funding obligations with respect to Advances under this Agreement and (y) to provide cash collateral to the L/C Provider in accordance with Section 4.03(b) in an amount equal to the amount of any future Undrawn L/C Face Amounts multiplied by the Commitment Percentage of such Defaulting Investor’s Investor Group multiplied by the Committed Note Purchaser Percentage of such Defaulting Investor; sixth, to the payment of any amounts owing to the Investors, the L/C Provider or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Investor, the L/C Provider or the Swingline Lender against such Defaulting Investor as a result of such Defaulting Investor’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Co-Issuers as a result of any judgment of a court of competent jurisdiction obtained by the Co-Issuers against such Defaulting Investor as a result of such Defaulting Investor’s breach of its obligations under this Agreement; and eighth, to such Defaulting Investor or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Advances or any extensions of credit resulting from a drawing under any Letter of Credit that has not been reimbursed as an Advance pursuant to Section 2.08(a) in respect of which such Defaulting Investor has not fully funded its appropriate share, and (y) such Advances were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 7.03 were satisfied or waived, such payment shall be applied solely to pay the Advances of, and extensions of credit resulting from a drawing under any Letter of Credit that has not been reimbursed as an Advance pursuant to Section 2.08(a) owed to, all non-Defaulting Investors on a pro rata basis prior to being applied to the payment of any Advances of, participations required to be purchased pursuant to Section 2.09(a) owed to, such Defaulting Investor until such time as all Advances and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Investors pro rata in accordance with the Commitments without giving effect to Section 9.18(c)(iii). Any payments, prepayments or other amounts paid or payable to a Defaulting Investor that are applied (or held) to pay amounts owed by a Defaulting Investor or to post cash collateral pursuant to this Section 9.18(c)(ii) shall be deemed paid to and redirected by such Defaulting Investor, and each Investor irrevocably consents hereto.

(iii) All or any part of such Defaulting Investor’s participation in L/C Obligations and Swingline Loans shall be reallocated among the non-Defaulting Investors pro rata based on their Commitments (calculated without regard to such Defaulting Investor’s Commitment) but only to the extent that (x) the conditions set forth in Section 7.03 are satisfied at the time of such reallocation (and, unless the Co-Issuers shall have otherwise notified the Administrative Agent at such time, the Co-Issuers shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the product of any non-Defaulting Investor’s related Investor Group Principal Amount multiplied by such non-Defaulting Investor’s Committed Note Purchaser Percentage to exceed such non-Defaulting Investor’s Commitment Amount. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Investor arising from that Investor having become a Defaulting Investor, including any claim of a non-Defaulting Investor as a result of such non-Defaulting Investor’s increased exposure following such reallocation.

(iv) If the reallocation described in clause (iii) above cannot, or can only partially, be effected, the Co-Issuers shall, without prejudice to any right or remedy available to them hereunder or under law, prepay Swingline Loans in an amount equal to the amount that cannot be so reallocated.

(d) If the Co-Issuers, the Administrative Agent, the Swingline Lender and the L/C Provider agree in writing that an Investor is no longer a Defaulting Investor, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Investor will, to the extent applicable, purchase that portion of outstanding Advances of the other Investors or take such other actions as the Administrative Agent may determine to be necessary to cause the Advances and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Investors in accordance with their respective Commitments (without giving effect to Section 9.18(c)(iii)), whereupon such Investor will cease to be a Defaulting Investor; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Co-Issuers while that Investor was a Defaulting Investor; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Investor to Investor will constitute a waiver or release of any claim of any party hereunder arising from that Investor’s having been a Defaulting Investor.

SECTION 9.19 No Fiduciary Duties. The Co-Issuers, the Managers and the Guarantors acknowledge and agree that in connection with transaction contemplated in this Agreement, or any other services the Lender Parties may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Lender Parties: (a) no fiduciary or agency relationship between any of the Co-Issuers, the Managers, the Guarantors and any other person, on the one hand, and the Lender Parties, on the other, exists; (b) the Lender Parties are not acting as advisor, expert or otherwise, to the Co-Issuers, the Managers or the Guarantors, and such relationship between the Co-Issuers, the Managers and the Guarantors, on the one hand, and the Lender Parties, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Lender Parties may have to the Co-Issuers, the Managers and the Guarantors shall be limited to those duties and obligations specifically stated herein; (d) the Lender Parties and their respective affiliates may have interests that differ from those of the Co-Issuers, the Managers and the Guarantors; and (e) the Co-Issuers, the Managers and the Guarantors have consulted their own legal and financial advisors to the extent they deemed appropriate. The Co-Issuers, the Managers and the Guarantors hereby waive any claims that the Co-Issuers, the Managers and the Guarantors may have against the Lender Parties with respect to any breach of fiduciary duty in connection with the Series 2024-1 Class A-1 Notes.

SECTION 9.20 No Guarantee by Managers. The execution and delivery of this Agreement by the Managers shall not be construed as a guarantee or other credit support by any Manager of the obligations of the Securitization Entities hereunder. The Managers shall not be liable in any respect for any obligation of the Securitization Entities hereunder or any violation by any Securitization Entity of its covenants, representations and warranties or other agreements and obligations hereunder.

SECTION 9.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Indenture Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Indenture Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Indenture Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

For purposes of this Section 9.21:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

SECTION 9.22 Patriot Act. In accordance with the USA Patriot Act, to help fight the funding of terrorism and money laundering activities, any Lender Party may obtain, verify and record information that identifies individuals or entities that establish a relationship with such Lender Party. Such Lender Party may ask for the name, address, tax identification number and other information that will allow it to identify the individual or entity who is establishing the relationship or opening the account. Such Lender Party may also ask for formation documents such as articles of incorporation, an offering memorandum, or other identifying documents to be provided.

SECTION 9.23 Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Lender Party that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Lender Party of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Lender Party that is a Covered Entity or a BHC Act Affiliate of such Lender Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Lender Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 9.23:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

DRIVEN BRANDS FUNDING, LLC, as a Co-Issuer

By:	/s/ Scott O’Melia
Name: Scott O’Melia
Title: Executive Vice President and Secretary

440 S. Church Street, Suite 700
Charlotte, NC 28202
Attention: General Counsel
Facsimile: (704) 376-7905
Email: Scott.Omelia@drivenbrands.com

DRIVEN BRANDS CANADA FUNDING CORPORATION, as a Co-Issuer

By:	/s/ Scott O’Melia
Name: Scott O’Melia
Title: Executive Vice President and Secretary

1460 Stone Church Road E.
Hamilton, ON L8W 3V3
Attention: General Counsel
Facsimile: (704) 376-7905
Email: Scott.Omelia@drivenbrands.com

with a copy to:

440 S. Church Street, Suite 700
Charlotte, NC 28202
Attention: General Counsel
Facsimile: (704) 376-7905
Email: Scott.Omelia@drivenbrands.com

DRIVEN BRANDS, INC., as U.S. Manager

By:	/s/ Scott O’Melia
Name: Scott O’Melia
Title: Executive Vice President and Secretary

440 S. Church Street, Suite 700
Charlotte, NC 28202
Attention: General Counsel
Facsimile: (704) 376-7905
Email: Scott.Omelia@drivenbrands.com

Signature Page to Class A-1 Note Purchase Agreement (Series 2024-1 Class A-1)

DRIVEN BRANDS CANADA SHARED SERVICES INC., as Canadian Manager

By:	/s/ Scott O’Melia
Name: Scott O’Melia
Title: Executive Vice President and Secretary

1460 Stone Church Road E. Hamilton, ON L8W 3V3 Attention: General Counsel Facsimile: (704) 376-7905 Email: Scott.Omelia@drivenbrands.com with a copy to:

440 S. Church Street, Suite 700 Charlotte, NC 28202 Attention: General Counsel Facsimile: (704) 376-7905 Email: Scott.Omelia@drivenbrands.com

Signature Page to Class A-1 Note Purchase Agreement (Series 2024-1 Class A-1)

DRIVEN FUNDING HOLDCO, LLC

DRIVEN SYSTEMS LLC

DRIVEN PRODUCT SOURCING LLC
1-800-RADIATOR PRODUCT SOURCING LLC
1-800-RADIATOR FRANCHISOR SPV LLC

MEINEKE FRANCHISOR SPV LLC

MAACO FRANCHISOR SPV LLC

ECONO LUBE FRANCHISOR SPV LLC

MERLIN FRANCHISOR SPV LLC,

CARSTAR FRANCHISOR SPV LLC

TAKE 5 FRANCHISOR SPV LLC

TAKE 5 PROPERTIES SPV LLC

ABRA FRANCHISOR SPV LLC

FUSA FRANCHISOR SPV LLC

DRIVEN CANADA FUNDING HOLDCO CORPORATION

CARSTAR CANADA SPV GP
CORPORATION CARSTAR CANADA SPV LP

MAACO CANADA SPV GP CORPORATION

MAACO CANADA SPV LP

MEINEKE CANADA SPV GP

CORPORATION MEINEKE CANADA SPV LP

TAKE 5 CANADA SPV GP CORPORATION

TAKE 5 CANADA SPV LP

GO GLASS FRANCHISOR SPV GP CORPORATION GO GLASS FRANCHISOR SPV LP

STAR AUTO GLASS FRANCHISOR SPV GP

CORPORATION STAR AUTO GLASS FRANCHISOR SPV LP

DRIVEN CANADA PRODUCT SOURCING GP CORPORATION

DRIVEN CANADA PRODUCT SOURCING LP

DRIVEN CANADA CLAIMS

MANAGEMENT GP CORPORATION

DRIVEN CANADA CLAIMS

MANAGEMENT LP,

each as a Guarantor

By:	/s/ Scott O’Melia
Name: Scott O’Melia
Title: Executive Vice President and Secretary

Signature Page to Class A-1 Note Purchase Agreement (Series 2024-1 Class A-1)

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Jurek Burmicz
	Name:	Jurek Burmicz
	Title:	Director

BARCLAYS BANK PLC, NEW YORK BRANCH, as L/C Provider

By:	/s/ Jurek Burmicz
	Name:	Jurek Burmicz
	Title:	Director

BARCLAYS BANK PLC, as Swingline Lender

By:	/s/ Jurek Burmicz
	Name:	Jurek Burmicz
	Title:	Director

BARCLAYS BANK PLC, as a Committed Note Purchaser

By:	/s/ Jurek Burmicz
	Name:	Jurek Burmicz
	Title:	Director

BARCLAYS BANK PLC, as the related Funding Agent

By:	/s/ Jurek Burmicz
	Name:	Jurek Burmicz
	Title:	Director

Signature Page to Class A-1 Note Purchase Agreement (Series 2024-1 Class A-1)

BANK OF AMERICA, N.A., as a Committed Note Purchaser

By:	/s/ Andrew Cantillon
	Name:	Andrew Cantillon
	Title:	Director

BANK OF AMERICA, N.A., as the related Funding Agent

By:	/s/ Andrew Cantillon
	Name:	Andrew Cantillon
	Title:	Director

Signature Page to Class A-1 Note Purchase Agreement (Series 2024-1 Class A-1)

MORGAN STANLEY BANK, N.A., as a Committed Note Purchaser

By:	/s/ Stephen Marchi
	Name:	Stephen Marchi
	Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A., as the related Funding Agent

By:	/s/ Stephen Marchi
	Name:	Stephen Marchi
	Title:	Authorized Signatory

Signature Page to Class A-1 Note Purchase Agreement (Series 2024-1 Class A-1)

SCHEDULE I TO CLASS A-1

NOTE PURCHASE AGREEMENT

INVESTOR GROUPS AND COMMITMENTS

Investor Group/Funding Agent	Maximum Investor Group Principal Amount	Conduit Lender (if any)	Committed Note Purchaser(s)	Commitment Amount
Barclays Bank PLC	$200,000,000	N/A	Barclays Bank PLC	$200,000,000
Bank of America, N.A.	$100,000,000	N/A	Bank of America, N.A.	$100,000,000
Morgan Stanley Bank, N.A.	$100,000,000	N/A	Morgan Stanley Bank, N.A.	$100,000,000
TOTAL	$400,000,000			$400,000,000

Schedule I-1

SCHEDULE II TO CLASS A-1

NOTE PURCHASE AGREEMENT

NOTICE ADDRESSES FOR LENDER PARTIES AND AGENTS

Conduit Investors

Barclays Bank PLC

N/A

Bank of America, N.A.

N/A

Morgan Stanley Bank, N.A.

N/A

Committed Note Purchaser

Barclays Bank PLC

Barclays Bank PLC

1301 Sixth Avenue

New York, New York 10019

Attention: Roger Billotto

Telephone: (201) 499-8482

Email: BarcapConduitOps@Barclays.com and ASGReports@barclays.com

and

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Thomas Holber / Samir Patel

Telephone: (212) 526-5380 / +44 (0) 20 3134 2970

Email: thomas.holber@barclays.com / samir.patel@barclays.com

Bank of America, N.A.

Bank of America, N.A

214 North Tryon Street

NC1-027-15-01

Charlotte, North Carolina 28255

Attention: Sean Walsh, ABSF Treasury

With a copy by email to: dg.sfg-treasury@bofa.com; sean.c.walsh@bofa.com; dg.sec_finance_ops@bofa.com; conduits@bofa.com

Schedule II-1

And a copy to:

Carl W. Anderson

Managing Director

One Bryant Park, 11th Floor

New York, NY 10036

With a copy by email to: carl.w.anderson@bofa.com; andrew.cantillon@bofa.com

Morgan Stanley Bank, N.A.

Morgan Stanley Bank, N.A.

1585 Broadway, 24th Floor

New York, NY 10036

Attention: Michael Mullen

Telephone: (212) 296-8436

Email: FSL_Consumer@morganstanley.com; spglending-abs@morganstanley.com; warehouse@morganstanley.com

Funding Agent

Barclays Bank PLC

Barclays Bank PLC

1301 Sixth Avenue

New York, New York 10019

Attention: Roger Billotto

Telephone: (201) 499-8482

Email: BarcapConduitOps@Barclays.com and ASGReports@barclays.com

and

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Thomas Holber / Samir Patel

Telephone: (212) 526-5380 / +44 (0) 20 3134 2970

Email: thomas.holber@barclays.com / samir.patel@barclays.com

Bank of America, N.A.

Bank of America, N.A

214 North Tryon Street

NC1-027-15-01

Charlotte, North Carolina 28255

Attention: Sean Walsh, ABSF Treasury

With a copy by email to: dg.sfg-treasury@bofa.com; sean.c.walsh@bofa.com; dg.sec_finance_ops@bofa.com; conduits@bofa.com

And a copy to:

Carl W. Anderson

Managing Director

One Bryant Park, 11th Floor

New York, NY 10036

Schedule II-2

With a copy by email to: carl.w.anderson@bofa.com; andrew.cantillon@bofa.com

Morgan Stanley Bank, N.A.

Morgan Stanley Bank, N.A.

1585 Broadway, 24th Floor

New York, NY 10036

Attention: Michael Mullen

Telephone: (212) 296-8436

Email: FSL_Consumer@morganstanley.com; spglending-abs@morganstanley.com; warehouse@morganstanley.com

Administrative Agent

Barclays Bank PLC

Barclays Bank PLC

1301 Sixth Avenue

New York, New York 10019

Attention: Roger Billotto

Telephone: 201-499-8482

Email: BarcapConduitOps@Barclays.com and ASGReports@barclays.com

and

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Thomas Holber / Samir Patel

Telephone: (212) 526-5380 / +44 (0) 20 3134 2970

Email: thomas.holber@barclays.com / samir.patel@barclays.com

Swingline Lender

Barclays Bank PLC

Barclays Bank PLC

1301 Sixth Avenue

New York, New York 10019

Attention: Roger Billotto

Telephone: 201-499-8482

Email: BarcapConduitOps@Barclays.com and ASGReports@barclays.com

and

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Thomas Holber / Samir Patel

Telephone: (212) 526-5380 / +44 (0) 20 3134 2970

Email: thomas.holber@barclays.com / samir.patel@barclays.com

Schedule II-3

L/C Provider

Barclays Bank PLC, New York Branch

Barclays Bank PLC, New York Branch

200 Park Avenue

New York, NY 10166

Attention: Letters of Credit/Dawn Townsend

Telephone: (201) 499-2081

Fax: (212) 412-5011

Email: xraletterofcredit@barclays.com

and

Barclays Bank PLC

1301 Sixth Avenue

New York, New York 10019

Attention: Roger Billotto

Telephone: 201-499-8482

Email: BarcapConduitOps@Barclays.com and ASGReports@barclays.com

and

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Thomas Holber / Samir Patel

Telephone: (212) 526-5380 / +44 (0) 20 3134 2970

Email: thomas.holber@barclays.com / samir.patel@barclays.com

Schedule II-4

SCHEDULE III TO CLASS A-1

NOTE PURCHASE AGREEMENT

ADDITIONAL CLOSING CONDITIONS

The following are the additional conditions to initial issuance and effectiveness referred to in Section 7.01(d):

(a) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be reasonably satisfactory in all material respects to the Lender Parties, and the Co-Issuers, the Managers and the Guarantors shall have furnished to the Lender Parties all documents and information that the Lender Parties or their counsel may reasonably request to enable them to pass upon such matters.

(b) Richards, Layton & Finger, P.A., as counsel to the Co-Issuers, the Managers and the Guarantors, shall have furnished to the Administrative Agent and the Lender Parties written opinions or reliance letters that are customary for transactions of this type and reasonably satisfactory in form and substance to counsel to the Lender Parties, addressed to the Lender Parties and dated the Series 2024-1 Closing Date.

(c) Paul, Weiss, Rifkind, Wharton & Garrison LLP, as counsel to the Co-Issuers, the Managers and the Guarantors, shall have furnished to the Administrative Agent and the Lender Parties written opinions that are customary for transactions of this type, including in respect of corporate, securities and investment company act matters, security interest matters, reliance letters in respect of “true contribution” matters, “non-consolidation” matters and tax matters, and in each case reasonably satisfactory in form and substance to counsel to the Lender Parties, addressed to the Lender Parties and dated the Series 2024-1 Closing Date.

(d) [Intentionally Omitted]

(e) [Intentionally Omitted]

(f) DLA Piper LLP, as franchise counsel to the Co-Issuers, shall have furnished to the Administrative Agent and the Lender Parties written opinions or reliance letters that are customary for transactions of this type and reasonably satisfactory in form and substance to counsel to the Lender Parties, addressed to the Lender Parties and dated the Series 2024-1 Closing Date.

(g) Dentons US LLP, as counsel to the Trustee, shall have furnished to the Administrative Agent and the Lender Parties written opinions that are customary for transactions of this type and reasonably satisfactory in form and substance to counsel to the Lender Parties, addressed to the Lender Parties and dated the Series 2024-1 Closing Date.

(h) The Administrative Agent and the Lender Parties shall have received an opinion of Eversheds Sutherland (US) LLP, counsel to the Servicer, dated the Series 2024-1 Closing Date and addressed to the Administrative Agent and the Lender Parties, in form and substance reasonably satisfactory to counsel to the Lender Parties.

(i) The Administrative Agent and the Lender Parties shall have received a reliance letter of Andrascik & Tita LLC, counsel to the Back-Up Manager, dated as of the Series 2024-1 Closing Date and addressed to the Administrative Agent and the Lender Parties, in form and substance reasonably satisfactory to counsel to the Lender Parties.

Schedule III-1

(j) The Administrative Agent and the Lender Parties shall have received an opinion of in-house counsel to the Managers in respect of certain corporate and enforceability matters relating to certain Non-Securitization Entities that are customary for transactions of this type and reasonably satisfactory, in form and substance, to counsel to the Lender Parties, addressed to the to the Administrative Agent and the Lender Parties and dated the Series 2024-1 Closing Date.

(k) The Co-Issuers, the Managers and the Guarantors, as applicable, shall have furnished or caused to be furnished to the Administrative Agent a certificate of the Chief Financial Officer of the Co-Issuers, the Managers and the Guarantors, as applicable, or other officers reasonably satisfactory to the Administrative Agent, dated as of the Series 2024-1 Closing Date, as to such matters as the Administrative Agent may reasonably request, including, without limitation, a statement that the representations, warranties and agreements of the Co-Issuers, the Managers and the Guarantors, as applicable, in any other Transaction Document to which any of the Co-Issuers, the Managers and the Guarantors, as applicable, is a party are true and correct (A) if qualified as to materiality, in all respects, and (B) if not so qualified, in all material respects, on and as of the Series 2024-1 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct (x) if qualified as to materiality, in all respects, and (y) if not so qualified, in all material respects, as of such earlier date), and each Co-Issuer, Managers and U.S. Guarantor, as applicable, has complied in all material respects with all its agreements contained herein and in any other Transaction Document to which it is a party and satisfied all the conditions on its part to be performed or satisfied hereunder or thereunder at or prior to the Series 2024-1 Closing Date.

(l) There shall exist at and as of the Series 2024-1 Closing Date no condition that would constitute an “Event of Default” (or an event that with notice or the lapse of time, or both, would constitute an “Event of Default”) under, and as defined in, the Indenture or a material breach under any of the Transaction Documents as in effect at the Series 2024-1 Closing Date (or an event that with notice or lapse of time, or both, would constitute such a material breach). On the Series 2024-1 Closing Date, each of the Transaction Documents shall be in full force and effect.

(m) The Series 2024-1 Supplement shall have been duly executed and delivered by the Co-Issuers, the 2024-1 Securities Intermediary and the Trustee, the Series 2024-1 Class A-1 Notes shall have been duly executed and delivered by the Co-Issuers and duly authenticated by the Trustee, and the Administrative Agent shall have received duly executed copies thereof.

(n) Each Manager, each Guarantor and each Co-Issuer shall have furnished to the Administrative Agent and the Lender Parties a certificate, dated as of the Series 2024-1 Closing Date, of the Chief Financial Officer of such entity that such entity will be Solvent immediately after the consummation of the transactions contemplated by this Agreement.

(o) None of the transactions contemplated by this Agreement shall be subject to an injunction (temporary or permanent) and no restraining order or other injunctive order shall have been issued; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or (to the knowledge of the Co-Issuers or the Managers) overtly threatened against the Co-Issuers, the Managers and the Guarantors or the Lender Parties that would reasonably be expected to adversely impact the issuance of the Series 2024-1 Notes and the Guarantee and Collateral Agreement or the Lender Parties’ activities in connection therewith or any other transactions contemplated by the Transaction Documents.

(p) The representations and warranties of each of the Co-Issuers, the Managers and the Guarantors (to the extent a party thereto) contained in the Transaction Documents to which any of the Co-Issuers, the Managers and the Guarantors is a party will be true and correct (i) if qualified as to materiality, in all respects, and (ii) if not so qualified, in all material respects, as of the Series 2024-1 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct (x) if qualified as to materiality, in all respects, and (y) if not so qualified, in all material respects, as of such earlier date).

Schedule III-2

(q) Each other Transaction Document (excluding any Series Supplements and other Transaction Documents relating solely to a Series of Notes other than the Series 2024-1 Notes) shall have been duly executed and delivered by the respective parties thereto, and the Administrative Agent shall have received duly executed copies thereof.

(r) On the Series 2024-1 Closing Date, each of the Transaction Documents shall be in full force and effect.

(s) The Co-Issuers shall have delivered $275,000,000 of Series 2024-1 Class A-2 Notes to the Initial Purchasers on the Series 2024-1 Closing Date.

(t) On the Series 2024-1 Closing Date, the Series 2018-1 Notes and the Series 2019-3 Notes shall have been paid in full and terminated in accordance with the Transaction Documents.

(u) On or prior to the Series 2024-1 Closing Date, the Managers, the Guarantors and the Co-Issuers shall have furnished to the Administrative Agent and the Lender Parties such further certificates and documents as the Lender Parties may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Administrative Agent.

Schedule III-3

SCHEDULE IV TO CLASS A-1

NOTE PURCHASE AGREEMENT

Letters of Credit

None.

Schedule IV-1

SCHEDULE V TO CLASS A-1

NOTE PURCHASE AGREEMENT

“U.S. Guarantors”

1.	Driven Funding Holdco, LLC, a Delaware limited liability company (“Holdings”)

2.	Driven Systems LLC, a Delaware limited liability company (“Driven Systems”)

3.	Driven Product Sourcing LLC, a Delaware limited liability company (“Driven Products”)

4.	1-800-Radiator Product Sourcing LLC, a Delaware limited liability company (“Radiator Products”)

5.	1-800-Radiator Franchisor SPV LLC, a Delaware limited liability company (“Radiator Franchisor”)

6.	Meineke Franchisor SPV LLC, a Delaware limited liability company (“Meineke Franchisor”)

7.	Maaco Franchisor SPV LLC, a Delaware limited liability company (“Maaco Franchisor”)

8.	Econo Lube Franchisor SPV LLC, a Delaware limited liability company (“Econo Lube Franchisor”)

9.	Merlin Franchisor SPV LLC, a Delaware limited liability company (“Merlin Franchisor”)

10.	CARSTAR Franchisor SPV LLC, a Delaware limited liability company (“CARSTAR Franchisor”)

11.	Take 5 Franchisor SPV LLC, a Delaware limited liability company (“Take 5 Franchisor”)

12.	Take 5 Properties SPV LLC, a Delaware limited liability company (“Take 5 Properties”)

13.	ABRA Franchisor SPV LLC, a Delaware limited liability company (“ABRA Franchisor”)

14.	FUSA Franchisor SPV LLC, a Delaware limited liability company (“FUSA Franchisor”)

“Canadian Guarantors”

15.	Driven Canada Funding HoldCo Corporation, a Canadian corporation (“Canadian Holdings”)

16.	Carstar Canada SPV GP Corporation, a Canadian corporation (“Canadian CARSTAR GP”)

17.	Carstar Canada SPV LP, an Ontario limited partnership (“Canadian CARSTAR”)

18.	Maaco Canada SPV GP Corporation, a Canadian corporation (“Canadian Maaco Franchisor GP”)

19.	Maaco Canada SPV LP, an Ontario limited partnership (“Canadian Maaco Franchisor”)

20.	Meineke Canada SPV GP Corporation, a Canadian corporation (“Canadian Meineke Franchisor GP”)

21.	Meineke Canada SPV LP, an Ontario limited partnership (“Canadian Meineke Franchisor”)

22.	Take 5 Canada SPV GP Corporation, a Canadian corporation (“Canadian Take 5 GP”)

23.	Take 5 Canada SPV LP, an Ontario limited partnership (“Canadian Take 5”)

24.	Go Glass Franchisor SPV GP Corporation, a Canadian corporation (“Go Glass Franchisor GP”)

25.	Go Glass Franchisor SPV LP, an Ontario limited partnership (“Go Glass Franchisor”)

26.	Star Auto Glass Franchisor SPV GP Corporation, a Canadian corporation (“Star Auto Glass Franchisor GP”)

27.	Star Auto Glass Franchisor SPV LP, an Ontario limited partnership (“Star Auto Glass Franchisor”)

28.	Driven Canada Product Sourcing GP Corporation, a Canadian corporation (“Driven Canada Product Sourcing GP”)

29.	Driven Canada Product Sourcing LP, an Ontario limited partnership (“Driven Canada Product Sourcing”)

30.	Driven Canada Claims Management GP Corporation, a Canadian corporation (“Driven Canada Claims Management GP”)

31.	Driven Canada Claims Management LP, an Ontario limited partnership (“Driven Canada Claims Management”

Schedule V-1

EXHIBIT A-1 TO CLASS A-1

NOTE PURCHASE AGREEMENT

ADVANCE REQUEST

DRIVEN BRANDS FUNDING, LLC

DRIVEN BRANDS CANADA FUNDING CORPORATION

SERIES 2024-1 VARIABLE FUNDING SENIOR SECURED NOTES, CLASS A-1

TO:

BARCLAYS BANK PLC, as Administrative Agent

1301 Sixth Avenue

New York, New York 10019

Attention: Roger Billotto

Telephone: 201-499-8482

Email: BarcapConduitOps@Barclays.com and ASGReports@barclays.com

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Thomas Holber / Samir Patel

Telephone: (212) 526-5380 / +44 (0) 20 3134 2970

Email: thomas.holber@barclays.com / samir.patel@barclays.com

Citibank, N.A., as Trustee

388 Greenwich Street

New York, NY 10013

Attention: Agency & Trust – Driven Brands Funding, LLC

Phone (888) 855-9695 (to obtain Citibank, N.A. account manager’s email address)

and

Midland Loan Services, a division of PNC Bank, National Association,

as Control Party

10851 Mastin Street

Overland Park, KS 66210

Email: Brandy.Toepfer@midlandls.com

Ladies and Gentlemen:

This Advance Request is delivered to you pursuant to Section 2.03 of that certain Series 2024-1 Class A-1 Note Purchase Agreement, dated as of July 29, 2024 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2024-1 Class A-1 Note Purchase Agreement”; terms defined therein being used herein as therein defined) among Driven Brands Funding, LLC and Driven Brands Canada Funding Corporation, as Co-Issuers, the Guarantors party thereto, Driven Brands, Inc. and Driven Brands Canada Shared Services Inc., as the Managers, the Conduit Investors, the Committed Note Purchasers, for each Investor Group, the Funding Agents, Barclays Bank PLC, New York Branch, as L/C Provider and Barclays Bank PLC, as Swingline Lender and Administrative Agent.

Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under or as provided in the Recitals and Section 1.01 of the Series 2024-1 Class A-1 Note Purchase Agreement.

Exhibit A-1-1

The undersigned hereby requests that Advances be made in the aggregate principal amount of $   on   , 20___.

[IF THE REQUESTING CO-ISSUER IS ELECTING TERM SOFR RATE FOR THESE ADVANCES ON THE DATE MADE IN ACCORDANCE WITH SECTION 3.01(B) OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, ADD THE FOLLOWING SENTENCE: The undersigned hereby elects that the Advances that are not funded at the CP Rate by an Eligible Conduit Investor shall be SOFR Advances with a [one/three] month SOFR Interest Accrual Period.]

The undersigned hereby acknowledges that the delivery of this Advance Request and the acceptance by the undersigned of the proceeds of the Advances requested hereby constitute a representation and warranty by the undersigned that, on the date of such Advances, and before and after giving effect thereto and to the application of the proceeds therefrom, all conditions set forth in Section 7.03 of the Series 2024-1 Class A-1 Note Purchase Agreement, including Section 7.03(a), have been satisfied.

The undersigned agrees that if prior to the time of the Advances requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify both you and each Investor. Except to the extent, if any, that prior to the time of the Advances requested hereby you and each Investor shall receive written notice to the contrary from the undersigned, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Advances as if then made.

Please wire transfer the proceeds of the Advances, first, at the election of the [Issuer][Canadian Co-Issuer] $[   ] to

the Swingline Lender and $[   ] to the L/C Provider for application to repayment of outstanding Swingline Loans and Unreimbursed L/C Drawings, as applicable, and, second, to the [Issuer][Canadian Co-Issuer] pursuant to the following instructions:

[insert payment instruction for payment to Co-Issuer]

Exhibit A-1-2

The undersigned has caused this Advance Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly

Authorized Officer this ____ day of  , 20___.

[DRIVEN BRANDS, INC., as U.S. Manager on behalf of the Issuer

By:
Name:
Title:]

[DRIVEN BRANDS CANADA SHARED SERVICES INC., as Canadian Manager on behalf of the Canadian Co-Issuer

By:
Name:
Title:]

Exhibit A-1-3

EXHIBIT A-2 TO CLASS A-1

NOTE PURCHASE AGREEMENT

SWINGLINE LOAN REQUEST

DRIVEN BRANDS FUNDING, LLC

DRIVEN BRANDS CANADA FUNDING CORPORATION

SERIES 2024-1 VARIABLE FUNDING SENIOR SECURED NOTES, CLASS A-1

TO:

BARCLAYS BANK PLC, as Swingline Lender

1301 Sixth Avenue

New York, New York 10019

Attention: Roger Billotto

Telephone: 201-499-8482

Email: BarcapConduitOps@Barclays.com and ASGReports@barclays.com

and

Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Thomas Holber / Samir Patel

Telephone: (212) 526-5380 / +44 (0) 20 3134 2970

Email: thomas.holber@barclays.com / samir.patel@barclays.com

Ladies and Gentlemen:

This Swingline Loan Request is delivered to you pursuant to Section 2.06(b) of that certain Series 2024-1 Class A-1 Note Purchase Agreement, dated as of July 29, 2024 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2024-1 Class A-1 Note Purchase Agreement”; terms defined therein being used herein as therein defined) among Driven Brands Funding, LLC and Driven Brands Canada Funding Corporation, as Co-Issuers, the Guarantors party thereto, Driven Brands, Inc. and Driven Brands Canada Shared Services Inc., as the Managers, the Conduit Investors, the Committed Note Purchasers, for each Investor Group, the Funding Agents, Barclays Bank PLC, New York Branch, as L/C Provider and Barclays Bank PLC, as Swingline Lender and Administrative Agent.

Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under or as provided in the Recitals and Section 1.01 of the Series 2024-1 Class A-1 Note Purchase Agreement.

The undersigned hereby requests that Swingline Loans be made in the aggregate principal amount of $  on   , 20___.

The undersigned hereby acknowledges that the delivery of this Swingline Loan Request and the acceptance by the undersigned of the proceeds of the Swingline Loans requested hereby constitute a representation and warranty by the undersigned that, on the date of such Advances, and before and after giving effect thereto and to the application of the proceeds therefrom, all conditions set forth in Section 7.03 of the Series 2024-1 Class A-1 Note Purchase Agreement, including Section 7.03(a), have been satisfied.

Exhibit A-2-1

The undersigned agrees that if prior to the time of the Swingline Loans requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify you. Except to the extent, if any, that prior to the time of the Swingline Loans requested hereby you shall receive written notice to the contrary from the undersigned, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Swingline Loans as if then made.

Please wire transfer the proceeds of the Swingline Loans to [Issuer][Canadian Co-Issuer] pursuant to the following instructions:

[insert payment instructions for payment to the Co-Issuer]

Exhibit A-2-2

The undersigned has caused this Swingline Loan Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized

Officer this ____ day of , 20___.

[DRIVEN BRANDS, INC., as U.S. Manager on behalf of the Issuer

By:
Name:
Title:]

[DRIVEN BRANDS CANADA SHARED SERVICES INC., as Canadian Manager on behalf of the Canadian Co-Issuer

By:
Name:
Title:]

Exhibit A-2-3

EXHIBIT B TO CLASS A-1

NOTE PURCHASE AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of [ ], among [ ] (the “Transferor”), each purchaser listed as an Acquiring Committed Note Purchaser on the signature pages hereof (each, an “Acquiring Committed Note Purchaser”), the Funding Agent with respect to such Acquiring Committed Note Purchaser listed on the signature pages hereof (each, an “Acquiring Funding Agent”), and the Co-Issuers, Swingline Lender and L/C Provider listed on the signature pages hereof.

W I T N E S S E T H:

WHEREAS, this Assignment and Assumption Agreement is being executed and delivered in accordance with Section 9.17(a) of that certain Series 2024-1 Class A-1 Note Purchase Agreement, dated as of July 29, 2024 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2024-1 Class A-1 Note Purchase Agreement”; terms defined therein being used herein as therein defined) among Driven Brands Funding, LLC and Driven Brands Canada Funding Corporation, as Co-Issuers, the Guarantors party thereto, Driven Brands, Inc. and Driven Brands Canada Shared Services Inc., as the Managers, the Conduit Investors, the Committed Note Purchasers, for each Investor Group, the Funding Agents, Barclays Bank PLC, New York Branch, as L/C Provider, and Barclays Bank PLC, as Swingline Lender and Administrative Agent;

WHEREAS, each Acquiring Committed Note Purchaser (if it is not already an existing Committed Note Purchaser) wishes to become a Committed Note Purchaser party to the Series 2024-1 Class A-1 Note Purchase Agreement; and

WHEREAS, the Transferor is selling and assigning to each Acquiring Committed Note Purchaser, [all] [a portion of] its rights, obligations and Commitment Amounts under the Series 2024-1 Class A-1 Note Purchase Agreement, the Series 2024-1 Class A-1 Advance Notes and each other Transaction Document to which it is a party with respect to the percentage of its Commitment Amount specified on Schedule I attached hereto;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Upon the execution and delivery of this Assignment and Assumption Agreement by each Acquiring Committed Note Purchaser, each related Acquiring Funding Agent, the Transferor, the Swingline Lender, the L/C Provider and, to the extent required by Section 9.17(a) of the Series 2024-1 Class A-1 Note Purchase Agreement, the Co-Issuers (the date of such execution and delivery, the “Transfer Issuance Date”), each Acquiring Committed Note Purchaser shall be a Committed Note Purchaser, and each Acquiring Funding Agent shall be a Funding Agent, party to the Series 2024-1 Class A-1 Note Purchase Agreement for all purposes thereof.

The Transferor acknowledges receipt from each Acquiring Committed Note Purchaser of an amount equal to the purchase price, as agreed between the Transferor and such Acquiring Committed Note Purchaser (the “Purchase Price”), of the portion being purchased by such Acquiring Committed Note Purchaser (such Acquiring Committed Note Purchaser’s “Purchased Percentage”) of (i) the Transferor’s Commitment Amount under the Series 2024-1 Class A-1 Note Purchase Agreement and (ii) the Transferor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount. The Transferor hereby irrevocably sells, assigns and transfers to each Acquiring Committed Note Purchaser, without recourse, representation or warranty, and each Acquiring Committed Note Purchaser hereby irrevocably purchases, takes and assumes from the Transferor, such Acquiring Committed Note Purchaser’s Purchased Percentage of (x) the Transferor’s Commitment Amount under the Series 2024-1 Class A-1 Note Purchase Agreement and (y) the Transferor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount.

Exhibit B-1

The Transferor has made arrangements with each Acquiring Committed Note Purchaser with respect to [(i)] the portion, if any, to be paid, and the date or dates for payment, by the Transferor to such Acquiring Committed Note Purchaser of any program fees, undrawn facility fee, structuring and commitment fees or other fees (collectively, the “Fees”) [heretofore received] by the Transferor pursuant to Section 3.02 of the Series 2024-1 Class A-1 Note Purchase Agreement prior to the Transfer Issuance Date [and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Committed Note Purchaser to the Transferor of Fees or [    ] received by such Acquiring Committed Note Purchaser pursuant to the Series 2024-1 Supplement from and after the Transfer Issuance Date].

From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor pursuant to the Series 2024-1 Supplement or the Series 2024-1 Class A-1 Note Purchase Agreement shall, instead, be payable to or for the account of the Transferor and the Acquiring Committed Note Purchaser, as the case may be, in accordance with its respective interests as reflected in this Assignment and Assumption Agreement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

Each of the parties to this Assignment and Assumption Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment and Assumption Agreement.

By executing and delivering this Assignment and Assumption Agreement, the Transferor and each Acquiring Committed Note Purchaser confirm to and agree with each other and the other parties to the Series 2024-1 Class A-1 Note Purchase Agreement as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2024-1 Supplement, the Series 2024-1 Class A-1 Note Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 2024-1 Class A-1 Notes, the Transaction Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Co-Issuers or the performance or observance by the Co-Issuers of any of the Co-Issuers’ obligations under the Indenture, the Series 2024-1 Class A-1 Note Purchase Agreement, the Transaction Documents or any other instrument or document furnished pursuant hereto; (iii) each Acquiring Committed Note Purchaser confirms that it has received a copy of the Indenture, the Series 2024-1 Class A-1 Note Purchase Agreement and such other Transaction Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (iv) each Acquiring Committed Note Purchaser will, independently and without reliance upon the Administrative Agent, the Transferor, the Funding Agent or any other Investor Group and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Series 2024-1 Class A-1 Note Purchase Agreement; (v) each Acquiring Committed Note Purchaser appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Series 2024-1 Class A-1 Note Purchase Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2024-1 Class A-1 Note Purchase Agreement; (vi) each Acquiring Committed Note Purchaser appoints and authorizes its related Acquiring Funding Agent to take such action as agent on its behalf and to exercise such powers under the Series 2024-1 Class A-1 Note Purchase Agreement as are delegated to such Acquiring Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2024-1 Class A-1 Note Purchase Agreement; (vii) each Acquiring Committed Note Purchaser agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Series 2024-1 Class A-1 Note Purchase Agreement are required to be performed by it as an Acquiring Committed Note Purchaser; and (viii) each Acquiring Committed Note Purchaser hereby represents and warrants to the Co-Issuers and the Managers that: (A) it has had an opportunity to discuss the Co-Issuers’ and the Managers’ business,

Exhibit B-2

management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Managers and their respective representatives; (B) it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2024-1 Class A-1 Notes; (C) it is purchasing the Series 2024-1 Class A-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in clause (viii)(B) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2024-1 Class A-1 Notes; (D) it understands that (I) the Series 2024-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Co-Issuers, (II) the Co-Issuers are not required to register the Series 2024-1 Class A-1 Notes, (III) any permitted transferee hereunder must meet the criteria described under clause (viii)(B) above and (IV) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2024-1 Supplement and Section 9.03 or 9.17, as applicable, of the Series 2024-1 Class A-1 Note Purchase Agreement; (E) it will comply with the requirements of clause (viii)(D) above in connection with any transfer by it of the Series 2024-1 Class A-1 Notes; (F) it understands that the Series 2024-1 Class A-1 Notes will bear the legend set out in the form of Series 2024-1 Class A-1 Notes attached to the Series 2024-1 Supplement and be subject to the restrictions on transfer described in such legend; (G) it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2024-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs; and (H) it has executed a Purchaser’s Letter substantially in the form of Exhibit D to the Series 2024-1 Class A-1 Note Purchase Agreement.

Schedule I hereto sets forth (i) the Purchased Percentage for each Acquiring Committed Note Purchaser, (ii) the revised Commitment Amounts of the Transferor and each Acquiring Committed Note Purchaser, and (iii) the revised Maximum Investor Group Principal Amounts for the Investor Groups of the Transferor and each Acquiring Committed Note Purchaser (it being understood that if the Transferor was part of a Conduit Investor’s Investor Group and the Acquiring Committed Note Purchaser is intended to be part of the same Investor Group, there will not be any change to the Maximum Investor Group Principal Amount for that Investor Group) and (iv) administrative information with respect to each Acquiring Committed Note Purchaser and its related Acquiring Funding Agent.

This Assignment and Assumption Agreement and all matters arising under or in any manner relating to this Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ON THE SERIES 2024-1 CLASS A-1 NOTE PURCHASE AGREEMENT, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AND ASSUMPTION AGREEMENT OR THE SERIES 2024-1 CLASS A-1 NOTE PURCHASE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS ASSIGNMENT AND ASSUMPTION AGREEMENT.

Exhibit B-3

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective duly authorized officers as of the date first set forth above.

[ ], as Transferor

By:
Name:
Title:

By:
Name:
Title:

[ ], as Acquiring Committed Note Purchaser

By:
Name:
Title:

[ ], as Acquiring Funding Agent

By:
Name:
Title:

Exhibit B-4

CONSENTED AND ACKNOWLEDGED BY THE CO-ISSUERS:

DRIVEN BRANDS FUNDING, LLC, as a Co-Issuer

By:
Name:
Title:

DRIVEN BRANDS CANADA FUNDING CORPORATION, as a Co-Issuer

By:
Name:
Title:

Exhibit B-5

CONSENTED BY:

BARCLAYS BANK PLC, as Swingline Lender

By:
Name:
Title:

BARCLAYS BANK PLC, NEW YORK BRANCH, as L/C Provider

By:
Name:
Title:

Exhibit B-6

SCHEDULE I TO

ASSIGNMENT AND ASSUMPTION AGREEMENT

LIST OF ADDRESSES FOR NOTICES

AND OF COMMITMENT AMOUNTS

[         ], as

Transferor

Prior Commitment Amount: $[   ]

Revised Commitment Amount: $[   ]

Prior Maximum Investor Group

Principal Amount: $[      ]

Revised Maximum Investor

Group Principal Amount: $[  ]

Related Conduit Investor

(if applicable) [         ]

[               ], as

Acquiring Committed Note Purchaser

Address:

Attention:

Telephone:

Email:

Purchased Percentage of

Transferor’s Commitment Amount: [  ]%

Prior Commitment Amount: $[ ]

Revised Commitment Amount: $[   ]

Prior Maximum Investor Group

Principal Amount: $[   ]

Exhibit B-7

Revised Maximum Investor

Group Principal Amount: $[  ]

Related Conduit Investor

(if applicable) [   ]

[_____________________], as

related Acquiring Funding Agent

Address:

Attention:

Telephone:

Email:

Exhibit B-8

EXHIBIT C TO CLASS A-1

NOTE PURCHASE AGREEMENT

INVESTOR GROUP SUPPLEMENT, dated as of [ ], among (i) [ ] (the “Transferor Investor Group”), (ii) [ ] (the “Acquiring Investor Group”), (iii) the Funding Agent with respect to the Acquiring Investor Group listed on the signature pages hereof (each, an “Acquiring Funding Agent”), and (iv) the Co-Issuers, the Swingline Lender and the L/C Provider listed on the signature pages hereof.

W I T N E S S E T H:

WHEREAS, this Investor Group Supplement is being executed and delivered in accordance with Section 9.17(c) of that certain Series 2024-1 Class A-1 Note Purchase Agreement, dated as of July 29, 2024 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2024-1 Class A-1 Note Purchase Agreement”; terms defined therein being used herein as therein defined) among Driven Brands Funding, LLC and Driven Brands Canada Funding Corporation, as Co-Issuers, the Guarantors party thereto, Driven Brands, Inc. and Driven Brands Canada Funding Corporation, as the Managers, the Conduit Investors, the Committed Note Purchasers, for each Investor Group, the Funding Agents, Barclays Bank PLC, New York Branch, as L/C Provider, and Barclays Bank PLC, as Swingline Lender and Administrative Agent;

WHEREAS, the Acquiring Investor Group wishes to become a Conduit Investor and [a] Committed Note Purchaser[s] with respect to such Conduit Investor under the Series 2024-1 Class A-1 Note Purchase Agreement; and

WHEREAS, the Transferor Investor Group is selling and assigning to the Acquiring Investor Group [all] [a portion of] its respective rights, obligations and commitments under the Series 2024-1 Class A-1 Note Purchase Agreement, the Series 2024-1 Class A-1 Advance Notes and each other Transaction Document to which it is a party with respect to the percentage of its Commitment Amount specified on Schedule I attached hereto;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Upon the execution and delivery of this Investor Group Supplement by the Acquiring Investor Group, each related Acquiring Funding Agent with respect thereto, the Transferor Investor Group, the Swingline Lender, the L/C Provider and, to the extent required by Section 9.17(c) of the Series 2024-1 Class A-1 Note Purchase Agreement, the Co-Issuers (the date of such execution and delivery, the “Transfer Issuance Date”), the Conduit Investor and the Committed Note Purchaser[s] with respect to the Acquiring Investor Group shall be parties to the Series 2024-1 Class A-1 Note Purchase Agreement for all purposes thereof.

The Transferor Investor Group acknowledges receipt from the Acquiring Investor Group of an amount equal to the purchase price, as agreed between the Transferor Investor Group and the Acquiring Investor Group (the “Purchase Price”), of the portion being purchased by the Acquiring Investor Group (the Acquiring Investor Group’s “Purchased Percentage”) of (i) the aggregate Commitment Amount[s] of the Committed Note Purchaser[s] included in the Transferor Investor Group under the Series 2024-1 Class A-1 Note Purchase Agreement and (ii) the aggregate related Committed Note Purchaser Percentage[s] of the related Investor Group Principal Amount. The Transferor Investor Group hereby irrevocably sells, assigns and transfers to the Acquiring Investor Group, without recourse, representation or warranty, and the Acquiring Investor Group hereby irrevocably purchases, takes and assumes from the Transferor Investor Group, such Acquiring Investor Group’s Purchased Percentage of (x) the aggregate Commitment Amount[s] of the Committed Note Purchaser[s] included in the Transferor Investor Group under the Series 2024-1 Class A-1 Note Purchase Agreement and (y) the aggregate related Committed Note Purchaser Percentage[s] of the related Investor Group Principal Amount.

Exhibit C-1

The Transferor Investor Group has made arrangements with the Acquiring Investor Group with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor Investor Group to such Acquiring Investor Group of any program fees, undrawn facility fee, structuring and commitment fees or other fees (collectively, the “Fees”) [heretofore received] by the Transferor Investor Group pursuant to Section 3.02 of the Series 2024-1 Class A-1 Note Purchase Agreement prior to the Transfer Issuance Date [and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Investor Group to the Transferor Investor Group of Fees or [ ] received by such Acquiring Investor Group pursuant to the Series 2024-1 Supplement from and after the Transfer Issuance Date].

From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor Investor Group pursuant to the Series 2024-1 Supplement or the Series 2024-1 Class A-1 Note Purchase Agreement shall, instead, be payable to or for the account of the Transferor Investor Group and the Acquiring Investor Group, as the case may be, in accordance with their respective interests as reflected in this Investor Group Supplement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

Each of the parties to this Investor Group Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Investor Group Supplement.

The Acquiring Investor Group has executed and delivered to the Administrative Agent a Purchaser’s Letter substantially in the form of Exhibit D to the Series 2024-1 Class A-1 Note Purchase Agreement.

By executing and delivering this Investor Group Supplement, the Transferor Investor Group and the Acquiring Investor Group confirm to and agree with each other and the other parties to the Series 2024-1 Class A-1 Note Purchase Agreement as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Investor Group makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2024-1 Supplement, the Series 2024-1 Class A-1 Note Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 2024-1 Class A-1 Notes, the Transaction Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor Investor Group makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Co-Issuers or the performance or observance by the Co-Issuers of any of the Co-Issuers’ obligations under the Indenture, the Series 2024-1 Class A-1 Note Purchase Agreement, the Transaction Documents or any other instrument or document furnished pursuant hereto; (iii) the Acquiring Investor Group confirms that it has received a copy of the Indenture, the Series 2024-1 Class A-1 Note Purchase Agreement and such other Transaction Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Investor Group Supplement; (iv) the Acquiring Investor Group will, independently and without reliance upon the Administrative Agent, the Transferor Investor Group, the Funding Agents or any other Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Series 2024-1 Class A-1 Note Purchase Agreement; (v) the Acquiring Investor Group appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Series 2024-1 Class A-1 Note Purchase Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2024-1 Class A-1 Note Purchase Agreement; (vi) each member of the Acquiring Investor Group appoints and authorizes its related Acquiring Funding Agent, listed on Schedule I hereto, to take such action as agent on its behalf and to exercise such powers under the Series 2024-1 Class A-1 Note Purchase Agreement as are delegated to such Acquiring Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2024-1 Class A-1 Note Purchase Agreement; (vii) each member of

Exhibit C-2

the Acquiring Investor Group agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Series 2024-1 Class A-1 Note Purchase Agreement are required to be performed by it as a member of the Acquiring Investor Group; and (viii) each member of the Acquiring Investor Group hereby represents and warrants to the Co-Issuers and the Managers that: (A) it has had an opportunity to discuss the Co-Issuers’ and the Managers’ business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Managers and their respective representatives; (B) it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2024-1 Class A-1 Notes; (C) it is purchasing the Series 2024-1 Class A-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in clause (viii)(B) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2024-1 Class A-1 Notes; (D) it understands that (I) the Series 2024-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Co-Issuers, (II) the Co-Issuers are not required to register the Series 2024-1 Class A-1 Notes, (III) any permitted transferee hereunder must meet the criteria described under clause (viii)(B) above and (IV) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2024-1 Supplement and Section 9.03 or 9.17, as applicable, of the Series 2024-1 Class A-1 Note Purchase Agreement; (E) it will comply with the requirements of clause (viii)(D) above in connection with any transfer by it of the Series 2024-1 Class A-1 Notes; (F) it understands that the Series 2024-1 Class A-1 Notes will bear the legend set out in the form of Series 2024-1 Class A-1 Notes attached to the Series 2024-1 Supplement and be subject to the restrictions on transfer described in such legend; (G) it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2024-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs; and (H) it has executed a Purchaser’s Letter substantially in the form of Exhibit D to the Series 2024-1 Class A-1 Note Purchase Agreement.

Schedule I hereto sets forth (i) the Purchased Percentage for the Acquiring Investor Group, (ii) the revised Commitment Amounts of the Transferor Investor Group and the Acquiring Investor Group, and (iii) the revised Maximum Investor Group Principal Amounts for the Transferor Investor Group and the Acquiring Investor Group and (iv) administrative information with respect to the Acquiring Investor Group and its related Acquiring Funding Agent.

This Investor Group Supplement and all matters arising under or in any manner relating to this Investor Group Supplement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ON THE SERIES 2024-1 CLASS A-1 NOTE PURCHASE AGREEMENT, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS INVESTOR GROUP SUPPLEMENT OR THE SERIES 2024-1 CLASS A-1 NOTE PURCHASE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR

Exhibit C-3

WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS INVESTOR GROUP SUPPLEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Investor Group Supplement to be executed by their respective duly authorized officers as of the date first set forth above.

[ ], as Transferor Investor Group

By:
Name:
Title

[ ], as Acquiring Investor Group

By:
Name:
Title:

[ ], as Acquiring Funding Agent

By:
Name:
Title

Exhibit C-4

CONSENTED AND ACKNOWLEDGED BY THE CO-ISSUERS:

DRIVEN BRANDS FUNDING, LLC, as a Co-Issuer

By:
Name:
Title:

DRIVEN BRANDS CANADA FUNDING CORPORATION, as a Co-Issuer

By:
Name:
Title:

Exhibit C-5

CONSENTED BY:

BARCLAYS BANK PLC, as Swingline Lender

By:
Name:
Title:

BARCLAYS BANK PLC, NEW YORK BRANCH, as L/C Provider

By:
Name:
Title:

Exhibit C-6

SCHEDULE I TO

INVESTOR GROUP SUPPLEMENT

LIST OF ADDRESSES FOR NOTICES

AND OF COMMITMENT AMOUNTS

[____________________], as

Transferor Investor Group

Prior Commitment Amount: $[ ]

Revised Commitment Amount: $[  ]

Prior Maximum Investor Group

Principal Amount: $[  ]

Revised Maximum Investor

Group Principal Amount: $[  ]

[_______________________], as

Acquiring Investor Group

Address:

Attention:

Telephone:

Email:

Purchased Percentage of

Transferor Investor Group’s Commitment Amount: [_______]%

Prior Commitment Amount: $[________]

Revised Commitment Amount: $[______]

Prior Maximum Investor Group

Principal Amount: $[________]

Revised Maximum Investor

Group Principal Amount: $[_______]

Exhibit C-7

[_________________________________], as

related Acquiring Funding Agent

Address:

Attention:

Telephone:

Email:

Exhibit C-8

EXHIBIT D TO CLASS A-1

NOTE PURCHASE AGREEMENT

[FORM OF PURCHASER’S LETTER]

[INVESTOR]

[INVESTOR ADDRESS]

Attention: [INVESTOR CONTACT]            [Date]

Ladies and Gentlemen:

Reference is hereby made to the Class A-1 Note Purchase Agreement dated July 29, 2024 (the “NPA”) relating to the purchase and sale (the “Transaction”) of up to $400,000,000 of Series 2024-1 Variable Funding Senior Secured Notes, Class A-1 (the “VFN Notes”) of Driven Brands Funding, LLC and Driven Brands Canada Funding Corporation (the “Co-Issuers”). The Transaction will not be required to be registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Act”) under an exemption from registration granted in Section 4(a)(2) of the Act and Regulation D promulgated under the Act. Barclays Bank PLC is acting as administrative agent (the “Administrative Agent”) in connection with the Transaction. Unless otherwise defined herein, capitalized terms have the definitions ascribed to them in the NPA. Please confirm with us your acknowledgement and agreement with the following:

(a)

You are an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (an “Accredited Investor”) and have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of purchasing, and are able and prepared to bear the economic risk of purchasing, the VFN Notes.

(b)

Neither the Administrative Agent nor its Affiliates (i) has provided you with any information with respect to the Co-Issuers, the VFN Notes or the Transaction other than the information contained in the NPA, which was prepared by the Co-Issuers, or (ii) makes any representation as to the credit quality of the Co-Issuers or the merits of a purchase of the VFN Notes. The Administrative Agent has not provided you with any legal, business, tax or other advice in connection with the Transaction or your possible purchase of the VFN Notes.

(c)

You acknowledge that you have completed your own diligence investigation of the Co-Issuers and the VFN Notes and have had sufficient access to the agreements, documents, records, officers and directors of the Co-Issuers to make your investment decision related to the VFN Notes. You further acknowledge that you have had an opportunity to discuss the Co-Issuers’ and the Managers’ business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Managers and their respective representatives.

(d)

The Administrative Agent may currently or in the future own securities issued by, or have business relationships (including, among others, lending, depository, risk management, advisory and banking relationships) with, the Co-Issuers and their respective affiliates, and the Administrative Agent will manage such security positions and business relationships as it determines to be in its best interests, without regard to the interests of the holders of the VFN Notes.

Exhibit D-1

(e)

You are purchasing the VFN Notes for your own account, or for the account of one or more Persons who are Accredited Investors and who meet the criteria described in paragraph (a) above and for whom you are acting with complete investment discretion, for investment purposes only and not with a view to a distribution (but without prejudice to your right at all times to sell or otherwise dispose of the VFN Notes in accordance with clause (f) below), subject, nevertheless, to the understanding that the disposition of your property shall at all times be and remain within your control, and neither you nor your Affiliates has engaged in any general solicitation or general advertising within the meaning of the Act, or the rules and regulations promulgated thereunder with respect to the VFN Notes. You confirm that, to the extent you are purchasing the VFN Notes for the account of one or more other Persons, (i) you have been duly authorized to make the representations, warranties, acknowledgements and agreements set forth herein on their behalf and (ii) the provisions of this letter constitute legal, valid and binding obligations of you and any other Person for whose account you are acting;

(f)

You understand that (i) the VFN Notes have not been and will not be registered or qualified under the Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Co-Issuers, (ii) the Co-Issuers are not required to register the VFN Notes, (iii) any permitted transferee under the NPA must be an Accredited Investor and (iv) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2024-1 Supplement and Section 9.03 or 9.17 of the NPA, as applicable;

(g)	You will comply with the requirements of paragraph (f) above in connection with any transfer by you of the VFN Notes;

(h)

You understand that the VFN Notes will bear the legend set out in the form of VFN Notes attached to the Series 2024-1 Supplement and be subject to the restrictions on transfer described in such legend;

(i)

Either (i) you are not acquiring or holding the VFN Notes for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or provisions under any Similar Law (as defined in the Series 2024-1 Supplemental Definitions List attached to the Series 2024-1 Supplement as Annex A) or (ii) your purchase and holding of the VFN Notes will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law; and

(j)	You will obtain for the benefit of the Co-Issuers from any purchaser of the VFN Notes substantially the same representations and warranties contained in the foregoing paragraphs.

This letter agreement will be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

Exhibit D-2

You understand that the Administrative Agent will rely upon this letter agreement in acting as an Administrative Agent in connection with the Transaction. You agree to notify the Administrative Agent promptly in writing if any of your representations, acknowledgements or agreements herein cease to be accurate and complete. You irrevocably authorize the Administrative Agent to produce this letter to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters set forth herein.

BARCLAYS BANK PLC, as Administrative Agent

By:
Name:
Title:

Agreed and Acknowledged:

[INVESTOR]

By:
Name:
Title:

Exhibit D-3